UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of registrant as specified in charter)

922 Walnut St., Fourth Floor, Mail Code = TB4-1, Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.,

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

ITEM 1.	REPORTS TO SHAREHOLDERS.

The Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) is filed herewith.

The Commerce Funds	Annual Report October 31, 2007

For Your Life’s Direction

At The Commerce Funds, we’re committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 10 portfolios -- each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child’s education, or saving for a special need, you can find investment options at The Commerce Funds.

In general, greater returns are associated with greater risks and increased risks create the potential for greater losses. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. The Investment Adviser believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

COMMERCE GROWTH FUND

Growth Fund Overview

We present you with the annual report for the Commerce Growth Fund for the one-year period ended October 31, 2007.

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 14.04%. This return compares to the 19.23% cumulative total return of the Russell 1000 Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The major factor accounting for the underperformance was the Fund’s minimal exposure to energy and industrial services (oil service) throughout most of the year. While these two sectors only averaged 5.8% of the index, these index components soared over 35% during the fiscal year. We estimate this cost 2% of the Fund’s underperformance. Stock selection accounted for the remainder of the underperformance. Security selection was particularly weak in the financial and process industry (chemical) sectors.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: In July, we brought the energy and industrial services weightings from no exposure to close to the index levels, in an attempt to stop the underperformance drag of no exposure to these two sectors. Other sector shifts included over a 4% increase in exposure to electronic technology and health technology. Both the finance and retail sectors were reduced by over 4% from last year’s levels.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Two of the worst performing sectors for the year were the communications and retailing sectors. The Fund’s underweight position in these sectors along with the reduction in the Fund’s financial exposure helped performance as the year progressed. Over the year we increased the Fund’s exposure to the technology sector, which has been one of the strongest sectors over the last three months.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Lack of oil and commodity exposure in the Fund was clearly detrimental to performance. Commodity prices generally exceeded our upside price expectations as oil approached $100 a barrel and gold hit a 27-year high.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	9.44%	3.90%	10.86%	14.04%
Russell 1000® Growth Index (as of December 12, 1994)(b)	10.15%	4.80%	12.60%	19.23%

Growth Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of those 1,000 Russell companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE GROWTH FUND

Schedule of Investments

October 31, 2007

Shares	Description	Value
Common Stocks – 95.2%
Commercial Services – 2.4%
34,600	Dun & Bradstreet Corp.	$ 3,351,010
42,300	The McGraw-Hill Cos., Inc.	2,116,692

		5,467,702

Consumer Durables – 0.8%
19,800	Black & Decker Corp.	1,780,218

Consumer Non-Durables – 3.8%
15,900	Altria Group, Inc.	1,159,587
15,100	PepsiCo, Inc.	1,113,172
28,100	Procter & Gamble Co.	1,953,512
97,300	The Pepsi Bottling Group, Inc.	4,191,684

		8,417,955

Consumer Services – 4.1%
53,700	EchoStar Communications Corp.*	2,629,152
54,000	Meredith Corp.	3,361,500
90,000	The Walt Disney Co.	3,116,700

		9,107,352

Distribution Services – 1.7%
42,600	W.W. Grainger, Inc.	3,830,592

Electronic Technology – 20.0%
9,400	Apple Computer, Inc.*	1,785,530
191,700	Applied Materials, Inc.	3,722,814
56,100	Boeing Co.	5,530,899
278,300	Cisco Systems, Inc.*	9,200,598
23,000	Hewlett-Packard Co.	1,188,640
44,200	Intel Corp.	1,188,980
102,900	Juniper Networks, Inc.*	3,704,400
63,700	KLA-Tencor Corp.	3,353,805
32,000	L-3 Communications Holdings, Inc.	3,508,480
39,500	Lam Research Corp.*	1,982,900
21,700	Lockheed Martin Corp.	2,387,868
58,300	Microchip Technology, Inc.	1,933,811
40,600	Network Appliance, Inc.*	1,278,494
45,100	QUALCOMM, Inc.	1,927,123
26,600	Rockwell Collins, Inc.	1,989,946

		44,684,288

Energy Minerals – 2.9%
55,700	Exxon Mobil Corp.	5,123,843
30,000	Frontier Oil Corp.	1,373,700

		6,497,543

Finance – 4.4%
35,000	American Express Co.	2,133,250
30,600	Franklin Resources, Inc.	3,968,208
39,200	U.S. Bancorp.	1,299,872
71,100	Wells Fargo & Co.	2,418,111

		9,819,441

Health Services – 5.9%
51,500	IMS Health, Inc.	1,298,315
41,600	Medco Health Solutions, Inc.*	3,926,208
67,900	Stericycle, Inc.*	3,960,607

Shares	Description	Value
Common Stocks – (continued)
Health Services – (continued)
50,200	WellPoint, Inc.*	$ 3,977,346

		13,162,476

Health Technology – 15.0%
14,600	Allergan, Inc.	986,668
29,000	Applera Corp. — Applied Biosystems Group	1,077,060
52,000	Becton, Dickinson & Co.	4,339,920
77,200	Eli Lilly & Co.	4,180,380
41,700	Forest Laboratories, Inc.*	1,629,219
99,000	Gilead Sciences, Inc.*	4,572,810
85,900	Johnson & Johnson	5,598,103
39,300	Merck & Co., Inc.	2,289,618
137,100	Schering-Plough Corp.	4,184,292
39,500	Stryker Corp.	2,804,500
19,000	Wyeth	923,970
12,100	Zimmer Holdings, Inc.*	840,829

		33,427,369

Industrial Services – 4.6%
41,100	Schlumberger Ltd.	3,969,027
21,400	Transocean, Inc.*	2,554,518
102,700	Waste Management, Inc.	3,737,253

		10,260,798

Process Industries – 4.5%
78,000	E. I. du Pont de Nemours and Co.	3,861,780
54,600	Monsanto Co.	5,330,598
32,600	Pactiv Corp.*	895,522

		10,087,900

Producer Manufacturing – 6.7%
25,900	Danaher Corp.	2,218,853
116,600	General Electric Co.	4,799,256
56,100	Honeywell International, Inc.	3,389,001
59,400	United Technologies Corp.	4,549,446

		14,956,556

Retail Trade – 2.4%
39,100	Amazon.com, Inc.*	3,485,765
36,700	Big Lots, Inc.*	880,066
24,700	Nordstrom, Inc.	974,168

		5,339,999

Technology Services – 16.0%
25,300	Adobe Systems, Inc.*	1,211,870
23,200	Autodesk, Inc.*	1,134,480
68,900	Fair Isaac Corp.	2,612,688
6,700	Google, Inc.*	4,736,900
32,700	International Business Machines Corp.	3,797,124
336,500	Microsoft Corp.	12,386,565
258,200	Oracle Corp.*	5,724,294
122,500	VeriSign, Inc.*	4,176,025

		35,779,946

TOTAL COMMON STOCKS
(Cost $175,584,986)		$212,620,135

The accompanying notes are an integral part of these financial statements.	3

COMMERCE GROWTH FUND

Schedule of Investments (continued)

October 31, 2007

Shares	Description	Value
Exchange Traded Fund – 3.6%
125,200	iShares Russell 1000 Growth Index Fund	$ 7,951,452
(Cost $7,580,920)

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.5%
State Street Bank & Trust Co.
$1,241,000	4.250%	11/01/07	$ 1,241,000
Maturity Value: $1,241,147
(Cost $1,241,000)

TOTAL INVESTMENTS – 99.3%
(Cost $184,406,906)			$221,812,587
Other assets in excess of liabilities – 0.7%			1,628,097

Net Assets – 100.0%			$223,440,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,285,000 U.S. Treasury Bill, 0.000%, due 03/06/08 with a market value of $1,267,638.

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/07	AS OF 10/31/06

Electronic Technology	20.0%	15.5%
Technology Services	16.0	15.7
Health Technology	15.0	10.3
Producer Manufacturing	6.7	7.0
Health Services	5.9	7.9
Industrial Services	4.6	0.0
Process Industries	4.5	1.8
Finance	4.4	9.2
Consumer Services	4.1	5.1
Consumer Non-Durables	3.8	2.7
Exchange Traded Funds	3.6	3.1
Energy Minerals	2.9	0.0
Commercial Services	2.4	5.2
Retail Trade	2.4	7.5
Distribution Services	1.7	3.2
Consumer Durables	0.8	0.9
Short-Term Obligation	0.5	1.4
Communications	0.0	3.0
Non-Energy Minerals	0.0	0.6

TOTAL INVESTMENTS	99.3%	100.1%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

4	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Value Fund Overview

We present you with the annual report for the Commerce Value Fund for the one-year period ended October 31, 2007.

A conversation with Matthew Schmitt and Joe Williams, Portfolio Co-Managers of the Value Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 8.11%. This return compares to the 10.83% cumulative total return of the Russell 1000 Value Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The Fund was underweight in the energy minerals sector, the best performing sector for the 12-month period, and individual stock holding returns in the energy minerals sector were below that of the index. The Fund was also underweight in the utility sector, which detracted from Fund performance.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The most significant change made to the Fund’s portfolio during the year was to increase the number of stocks from a range of 100 to 110 to a range of 120 to 130 to further reduce the size of the individual stock bets. The Fund continues to maintain modest sector bets to minimize risk in the portfolio.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund’s underweight position in consumer services and financials added to Fund returns during the year, as these were two of the worst performing sectors. Security selection in utilities and producer manufacturing was positive for the Fund with companies such as Edison International* and First Energy* performing well in the utility sector. Parker Hannifin*, Deere & Company* and Eaton Corporation* all were strong performers in producer manufacturing.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Poor performance from the large oil companies, including Exxon Mobil*, ChevronTexaco* and ConocoPhillips* hurt the Fund’s return as did the Fund’s underweight position in the best performing sector, energy minerals. Security selection also suffered in the telecommunications sector including poor performers such as Qwest Communications* and Citizens Communications*.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE VALUE FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced March 3, 1997)(a)	7.04%	5.41%	13.21%	8.11%
Russell 1000® Value Index (as of March 3, 1997)(b)	10.60%	9.11%	16.38%	10.83%

Value Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of those 1,000 Russell companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE VALUE FUND

Schedule of Investments

October 31, 2007

Shares	Description	Value
Common Stocks – 98.3%
Commercial Services – 0.3%
10,000	R.R. Donnelley & Sons Co.	$ 402,900

Communications – 7.9%
109,000	AT&T, Inc.	4,555,110
14,750	CenturyTel, Inc.	649,737
62,000	Citizens Communications Co.	815,920
276,000	Qwest Communications International, Inc.*	1,981,680
69,500	Verizon Communications, Inc.	3,201,865

		11,204,312

Consumer Durables – 0.7%
12,500	Eastman Kodak Co.	358,250
11,250	Hasbro, Inc.	335,813
17,600	Mattel, Inc.	367,664

		1,061,727

Consumer Non-Durables – 6.6%
16,500	Altria Group, Inc.	1,203,345
18,000	Coca-Cola Enterprises, Inc.	464,580
25,750	General Mills, Inc.	1,486,547
58,250	Procter & Gamble Co.	4,049,540
20,500	Reynolds American, Inc.	1,320,815
13,000	The Coca-Cola Co.	802,880

		9,327,707

Consumer Services – 4.7%
11,250	Cablevision Systems Corp.*	329,963
67,750	CBS Corp. Class B	1,944,425
15,250	Comcast Corp.*	321,013
18,000	International Speedway Corp.	799,740
9,500	Liberty Global, Inc.*	372,875
2,950	Liberty Media Corp. — Capital*	368,691
47,750	The Walt Disney Co.	1,653,582
45,000	Time Warner, Inc.	821,700

		6,611,989

Electronic Technology – 6.1%
16,250	Cadence Design Systems, Inc.*	318,500
16,000	General Dynamics Corp.	1,455,360
29,400	Hewlett-Packard Co.	1,519,392
23,000	Integrated Device Technology, Inc.*	308,890
15,000	Juniper Networks, Inc.*	540,000
8,500	Lockheed Martin Corp.	935,340
4,500	Northrop Grumman Corp.	376,290
37,000	Novellus Systems, Inc.*	1,051,170
32,500	Seagate Technology	904,800
31,800	Synopsys, Inc.*	898,668
18,000	Xerox Corp.*	313,920

		8,622,330

Energy Minerals – 12.1%
46,000	ChevronTexaco Corp.	4,209,460
13,000	ConocoPhillips	1,104,480
101,000	Exxon Mobil Corp.	9,290,990
8,000	Frontier Oil Corp.	366,320

Shares	Description	Value
Common Stocks – (continued)
Energy Minerals – (continued)
11,000	Marathon Oil Corp.	$ 650,430
18,000	Occidental Petroleum Corp.	1,242,900
4,600	Valero Energy Corp.	323,978

		17,188,558

Finance – 29.6%
30,800	American International Group, Inc.	1,944,096
22,800	Aon Corp.	1,033,296
73,000	Arthur J. Gallagher & Co.	1,942,530
18,350	Assurant, Inc.	1,072,374
92,500	Bank of America Corp.	4,465,900
8,018	Bank of New York Mellon Corp.	391,679
63,100	Citigroup, Inc.	2,643,890
8,000	CNA Financial Corp.	317,040
18,350	Discover Financial Services	354,155
5,400	Fannie Mae	308,016
4,500	Franklin Resources, Inc.	583,560
55,200	JPMorgan Chase & Co.	2,594,400
16,500	Lehman Brothers Holdings, Inc.	1,045,110
17,200	Lincoln National Corp.	1,072,764
7,950	Loews Corp.	390,266
20,500	Marshall & Ilsley Corp.	875,350
19,100	Merrill Lynch & Co., Inc.	1,260,982
24,500	MetLife, Inc.	1,686,825
39,000	Morgan Stanley & Co., Inc.	2,623,140
24,000	Nationwide Financial Services, Inc.	1,287,600
18,900	PNC Financial Services Group, Inc.	1,363,824
17,150	Principal Financial Group, Inc.	1,160,540
4,550	Prudential Financial, Inc.	440,076
74,850	Regions Financial Corp.	2,029,932
5,500	Reinsurance Group of America, Inc.	314,215
5,000	Safeco Corp.	289,500
3,000	The Bear Stearns Cos., Inc.	340,800
11,100	The Chubb Corp.	592,185
3,300	The Hartford Financial Services Group, Inc.	320,199
11,000	The Progressive Corp.	203,500
6,450	The Travelers Cos., Inc.	336,755
5,000	Torchmark Corp.	325,800
15,900	Trustmark Corp.	429,141
38,200	U.S. Bancorp.	1,266,712
89,750	Wells Fargo & Co.	3,052,397
25,900	Zions Bancorp.	1,530,949

		41,889,498

Health Services – 1.5%
24,500	IMS Health, Inc.	617,645
19,000	WellPoint, Inc.*	1,505,370

		2,123,015

Health Technology – 9.0%
6,350	Abbott Laboratories	346,837
7,500	Biogen Idec, Inc.*	558,300
29,800	Eli Lilly & Co.	1,613,670
4,700	Invitrogen Corp.*	427,089
43,500	Johnson & Johnson	2,834,895

The accompanying notes are an integral part of these financial statements.	7

COMMERCE VALUE FUND

Schedule of Investments (continued)

October 31, 2007

Shares	Description	Value
Common Stocks – (continued)
Health Technology – (continued)
34,000	King Pharmaceuticals, Inc.*	$ 360,400
8,200	Merck & Co., Inc.	477,732
187,500	Pfizer, Inc.	4,614,375
30,000	Wyeth	1,458,900

		12,692,198

Industrial Services – 0.8%
31,000	Waste Management, Inc.	1,128,090

Non-Energy Minerals – 0.6%
12,600	Nucor Corp.	781,452

Process Industries – 4.1%
4,500	Air Products & Chemicals, Inc.	440,325
8,000	Ashland, Inc.	469,760
17,500	E. I. du Pont de Nemours and Co.	866,425
10,200	International Paper Co.	376,992
5,400	Lubrizol Corp.	366,552
3,600	Praxair, Inc.	307,728
11,200	Sealed Air Corp.	279,216
27,850	Sigma-Aldrich Corp.	1,439,010
23,600	Sonoco Products Co.	729,712
12,650	The Dow Chemical Co.	569,756

		5,845,476

Producer Manufacturing – 7.3%
2,850	Deere & Co.	441,465
7,600	Eaton Corp.	703,608
140,000	General Electric Co.	5,762,400
7,250	Honeywell International, Inc.	437,972
10,000	Illinois Tool Works, Inc.	572,600
5,200	ITT Corp.	347,984
12,000	Parker Hannifin Corp.	964,440
4,000	SPX Corp.	405,200
4,800	Teleflex, Inc.	351,408
6,900	Tyco International Ltd.	284,073

		10,271,150

Technology Services – 3.3%
31,300	BMC Software, Inc.*	1,059,192
17,000	CA, Inc.	449,650
28,100	Computer Sciences Corp.*	1,640,759
69,000	Compuware Corp.*	690,000
32,900	Convergys Corp.*	603,057
12,300	Electronic Data Systems Corp.	265,557

		4,708,215

Utilities – 3.7%
18,000	CenterPoint Energy, Inc.	301,680
37,400	Duke Energy Corp.	716,958
18,850	Edison International	1,096,128
18,000	FirstEnergy Corp.	1,254,600
9,000	PG&E Corp.	440,370
7,600	Progress Energy, Inc.	364,800
19,350	The Southern Co.	709,371

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
13,500	Xcel Energy, Inc.	$ 304,425

5,188,332

TOTAL COMMON STOCKS
(Cost $120,797,389)		$139,046,949

Exchange Traded Fund – 1.2%
20,000	iShares Russell 1000 Value Index Fund
(Cost $1,677,720)		$ 1,721,000

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 0.7%
State Street Bank & Trust Co.
$939,000	4.250%	11/01/07	$ 939,000
Maturity Value: $939,111
(Cost $939,000)

TOTAL INVESTMENTS – 100.2%
(Cost $123,414,109)			$141,706,949
Liabilities in excess of other assets – (0.2)%			(252,271)

Net Assets – 100.0%			$141,454,678

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $975,000 U.S. Treasury Bill, 0.000%, due 03/06/08 with a market value of $961,827.

8	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/07	AS OF 10/31/06

Finance	29.6%	35.6%
Energy Minerals	12.1	13.6
Health Technology	9.0	5.8
Communications	7.9	6.3
Producer Manufacturing	7.3	5.3
Consumer Non-Durables	6.6	6.7
Electronic Technology	6.1	4.9
Consumer Services	4.7	2.7
Process Industries	4.1	1.4
Utilities	3.7	3.6
Technology Services	3.3	2.5
Health Services	1.5	2.7
Exchange Traded Fund	1.2	2.6
Industrial Services	0.8	0.0
Consumer Durables	0.7	0.5
Short-Term Obligation	0.7	0.9
Non-Energy Minerals	0.6	1.0
Commercial Services	0.3	0.0
Distribution Services	0.0	0.6
Retail Trade	0.0	2.9

TOTAL INVESTMENTS	100.2%	99.6%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	9

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for the Commerce MidCap Growth Fund for the one-year period ended October 31, 2007.

A conversation with Joe Williams, Portfolio Manager of the MidCap Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 12.01%. This return compares to the 19.72% cumulative total return of the Russell MidCap Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: We estimate nearly half of the underperformance was due to the Fund’s minimal exposure to the energy and industrial services (oil service) sectors throughout most of the year. These two sectors have grown considerably over the last couple of years and now represent 12.5% of the index. Together they provided returns exceeding 46% during the last year as oil prices soared. The Fund’s underweight position versus the index all year in these two sectors cost the Fund about 3.5% in performance. Stock selection accounted for the remainder of the underperformance. Selection was particularly weak in the financial, health technology and health services sectors.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Last summer we increased the Fund’s industrial service sector weighting closer to the index weight in an attempt to stop the underperformance drag caused by low exposure to this sector. However, the Fund remained 3.6% under the index weight during the period. The other major sector addition was a 5% increase in exposure to electronic technology. In addition, both the commercial services and retail sectors were reduced by over 5% from last year’s levels. In commercial services we reduced our exposure to rating agencies, like Moody’s, that have been tied to the sub prime problems. Our concern with retailers was that consumers would reduce their discretionary spending as home prices fell and energy costs rose.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund benefited from strong stock selection in industrial companies. Industrial companies focused in aerospace, construction and engineering and machinery benefited from the strong growth outside the United States.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Minimal oil and commodity exposure in the Fund was clearly detrimental to performance. Commodity prices generally exceeded our upside price expectations as oil approached $100 a barrel and gold hit a 27-year high.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)	9.35%	5.23%	15.33%	12.01%
Russell MidCap® Growth Index (as of December 1, 1994)(b)	11.82%	8.29%	19.20%	19.72%

MidCap Growth Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MIDCAP GROWTH FUND

Schedule of Investments

October 31, 2007

Shares	Description	Value
Common Stocks – 99.3%
Commercial Services – 5.0%
22,100	Dun & Bradstreet Corp.	$ 2,140,385
26,840	Equifax, Inc.	1,033,340
32,885	Harte-Hanks, Inc.	579,763
38,900	SEI Investments Co.	1,230,018

		4,983,506

Communications – 3.7%
63,800	American Tower Corp.*	2,818,684
70,700	Citizens Communications Co.	930,412

		3,749,096

Consumer Durables – 1.5%
30,000	Mattel, Inc.	626,700
15,900	The Stanley Works	915,045

		1,541,745

Consumer Non-Durables – 2.5%
11,780	Church & Dwight Co., Inc.	557,312
36,400	UST, Inc.	1,940,848

		2,498,160

Consumer Services – 7.0%
38,610	Choice Hotels International, Inc.	1,495,751
25,000	EchoStar Communications Corp.*	1,224,000
35,200	Meredith Corp.	2,191,200
93,200	Regal Entertainment Group	2,103,524

		7,014,475

Electronic Technology – 17.8%
14,690	Harris Corp.	889,626
70,500	Juniper Networks, Inc.*	2,538,000
40,300	KLA-Tencor Corp.	2,121,795
14,346	L-3 Communications Holdings, Inc.	1,572,896
41,800	Lam Research Corp.*	2,098,360
16,100	MEMC Electronic Materials, Inc.*	1,178,842
58,390	Microchip Technology, Inc.	1,936,796
8,100	Precision Castparts Corp.	1,213,461
26,765	Rockwell Collins, Inc.	2,002,290
27,000	Synopsys, Inc.*	763,020
63,300	Xilinx, Inc.	1,544,520

		17,859,606

Energy Minerals – 2.3%
25,400	CONSOL Energy, Inc.	1,435,100
19,900	Frontier Oil Corp.	911,221

		2,346,321

Finance – 8.0%
35,700	Arthur J. Gallagher & Co.	949,977
37,100	CB Richard Ellis Group, Inc.*	904,498
37,495	Eaton Vance Corp.	1,875,875
24,028	Federated Investors, Inc. Class B	1,033,204
40,700	Philadelphia Consolidated Holding Corp.*	1,660,560
25,600	T. Rowe Price Group, Inc.	1,644,544

		8,068,658

Shares	Description	Value
Common Stocks – (continued)
Health Services – 7.1%
10,480	Cerner Corp.*	$ 624,189
9,265	Coventry Health Care, Inc.*	558,772
5,880	Humana, Inc.*	440,706
77,540	IMS Health, Inc.	1,954,783
6,200	Laboratory Corporation of America Holdings*	426,250
4,820	Quest Diagnostics, Inc.	256,328
40,992	Stericycle, Inc.*	2,391,063
5,789	WellPoint, Inc.*	458,663

		7,110,754

Health Technology – 11.9%
15,740	Allergan, Inc.	1,063,709
15,600	Applera Corp. — Applied Biosystems Group	579,384
8,780	C. R. Bard, Inc.	734,096
12,500	Cephalon, Inc.*	921,750
38,100	DENTSPLY International, Inc.	1,580,388
42,700	Forest Laboratories, Inc.*	1,668,289
13,220	IDEXX Laboratories, Inc.*	1,609,932
18,768	Invitrogen Corp.*	1,705,448
12,900	Kinetic Concepts, Inc.*	775,290
19,700	Pall Corp.	789,379
10,400	Respironics, Inc.*	520,624

		11,948,289

Industrial Services – 8.4%
13,200	Dresser-Rand Group, Inc.*	510,840
18,700	GlobalSantaFe Corp.	1,515,261
20,086	Jacobs Engineering Group, Inc.*	1,750,495
10,000	National-Oilwell Varco, Inc.*	732,400
33,800	Quanta Services, Inc.*	1,115,400
64,500	Republic Services, Inc.	2,205,255
7,700	The Shaw Group, Inc.*	574,420

		8,404,071

Process Industries – 5.1%
60,700	Crown Holdings, Inc.*	1,505,360
19,715	Pactiv Corp.*	541,571
26,400	PPG Industries, Inc.	1,973,136
20,736	Sigma-Aldrich Corp.	1,071,429

		5,091,496

Producer Manufacturing – 5.8%
21,000	AGCO Corp.*	1,253,280
7,200	Cummins, Inc.	863,712
11,278	ITT Corp.	754,724
28,650	Parker Hannifin Corp.	2,302,600
8,300	Terex Corp.*	616,026

		5,790,342

Retail Trade – 1.9%
47,900	Liberty Media Corp. Interactive*	1,016,917
21,060	Nordstrom, Inc.	830,606

		1,847,523

12	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Technology Services – 11.3%
44,875	Adobe Systems, Inc.*	$ 2,149,512
19,415	Akamai Technologies, Inc.*	760,874
44,400	Autodesk, Inc.*	2,171,160
16,290	Fair Isaac Corp.	617,717
37,200	McAfee, Inc.*	1,538,220
49,360	Paychex, Inc.	2,062,261
60,355	VeriSign, Inc.*	2,057,502

		11,357,246

TOTAL COMMON STOCKS
(Cost $82,167,280)		$ 99,611,288

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 1.4%
State Street Bank & Trust Co.
$1,430,000	4.250%	11/01/07	$ 1,430,000
Maturity Value: $1,430,169
(Cost $1,430,000)

TOTAL INVESTMENTS – 100.7%
(Cost $83,597,280)			$101,041,288
Liabilities in excess of other assets – (0.7)%			(684,118)

Net Assets – 100.0%			$100,357,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,480,000 U.S Treasury Bill, 0.000%, due 03/06/08 with a market value of $1,460,004.

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/07	AS OF 10/31/06

Electronic Technology	17.8%	12.5%
Health Technology	11.9	9.7
Technology Services	11.3	13.7
Industrial Services	8.4	1.2
Finance	8.0	6.9
Health Services	7.1	8.7
Consumer Services	7.0	6.3
Producer Manufacturing	5.8	4.1
Process Industries	5.1	3.9
Commercial Services	5.0	10.2
Communications	3.7	5.2
Consumer Non-Durables	2.5	0.5
Energy Minerals	2.3	0.4
Retail Trade	1.9	7.6
Consumer Durables	1.5	1.0
Short-Term Obligation	1.4	2.0
Distribution Services	0.0	1.9
Exchange Traded Mutual Fund	0.0	4.5

TOTAL INVESTMENTS	100.7%	100.3%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	13

COMMERCE INTERNATIONAL EQUITY FUND

International Equity Fund Overview

We present you with the annual report for the Commerce International Equity Fund for the one-year period ended October 31, 2007.

A conversation with AllianceBernstein, L.P., the International Equity Fund’s sub-adviser.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 27.75%. This return compares to the 24.91% cumulative total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index net of withholding taxes on dividends (“MSCI EAFE (net) Index”).

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: During the annual period, the portfolio outperformed the MSCI EAFE (net) Index, due to returns from its growth holdings. The Fund’s portfolio was almost equally exposed to growth and value stocks. Industrials, energy and materials holdings added to relative returns in the growth portion of the Fund’s portfolio. Key contributors in the value segment of the Fund’s portfolio were concentrated in the materials sector.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: We initiated a position in Fujitsu* during the third quarter. The company, which has market-leading share in IT services in Japan, offers an attractive value opportunity after falling out of favor with the market in recent years. Our research suggests that the company will benefit from sustained economic growth in Japan as its client base of regional banks, retailers and telecommunications companies increase IT services spending. Further, we trimmed our position in digital camera and electronics manufacturer Canon, Inc.* as our research indicates that the stock is now trading at fair value. We also exited our position in EADS*, as the aerospace company had difficulty reaching agreement on a cost-cutting program for Airbus, suggesting that it will take far longer than expected to reach cost-reduction targets.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Within the industrials sector, strong third-quarter 2007 earnings lifted shares of ceramics product company NGK Insulators*. Among energy companies, coal company China Shenhua Energy* reached a record high in September 2007 upon announcing that it would raise about 66.6 billion yuan (US $8.9 billion) in the largest initial public offering of the year. Meanwhile, Brazilian miner Companhia Vale do Rio Doce* (CVRD) rallied on robust metals prices and industry consolidation.

Anglo-Swiss*, a diversified mining company, was up as a result of higher commodity prices and synergy potential, following its acquisition of Falconbridge during late 2006. Likewise, firm steel prices and increased demand from China buoyed shares of Japanese steelmaker JFE Holdings*. In the industrials sector, Japanese trading company Mitsui & Co.* benefited from Japanese economic growth and positive investor sentiment following its acquisition of North American steel processor Steel Technologies at the outset of the annual period ending October 2007. The growth team also had positions in Xstrata* and Mitsui & Co*.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: On the negative side, financials detracting from performance included growth holding Anglo Irish Bank*, as well as ORIX* and ING Groep*. Concern about the subprime mortgage market weighed on commercial and private bank Anglo Irish Bank* and Japanese non-bank financial ORIX*. Although ORIX* is apparently not substantially exposed to either the subprime market or depressed Japanese consumer spending, the company’s extensive degree of foreign ownership opened it to these two negative news threads. Anglo Irish Bank* also suffered due to a slowdown in the Irish economy. Lastly, Dutch financial services company ING Groep* declined after its 2006 third-quarter results fell short of market expectations.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce International Equity Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional Share (commenced December 12, 1994)(a)	7.35%	7.08%	19.93%	27.75%
MSCI EAFE Index (Net) (as of January 1, 1995)(b)	8.68%	9.25%	23.20%	24.91%

International Equity Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The MSCI® EAFE® (net) Index is a market capitalization-weighted composite of securities in 21 developed countries outside of North America, in Europe, Australia and the Far East. The Index includes the minimum possible dividend reinvestment. The Index figures do not reflect any deduction for fees, taxes or expenses.

COMMERCE INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2007

Shares	Description	Value
Common Stocks – 97.7%
Australian Dollar – 4.1%
12,700	Australia & New Zealand Banking Group Ltd. (Commercial Banks)	$ 358,548
9,579	CSL Ltd. (Biotechnology)	325,648
96,592	Macquarie Airports (Transportation Infrastructure)	396,962
13,821	Macquarie Bank Ltd.* (Capital Markets)	1,103,825
82,226	Macquarie Infrastructure Group (Transportation Infrastructure)	244,081
11,644	National Australia Bank Ltd. (Commercial Banks)	471,091
36,077	QBE Insurance Group Ltd. (Insurance)	1,104,048
24,300	Zinifex Ltd. (Metals & Mining)	384,561

		4,388,764

Brazilian Real – 2.4%
32,100	Companhia Vale do Rio Doce ADR (Metals & Mining)	1,209,528
10,200	Gerdau SA ADR (Metals & Mining)	317,220
7,900	Petroleo Brasileiro SA ADR (Oil, Gas & Consumable Fuels)	755,477
2,000	Unibanco-Uniao de Bancos Brasileiros SA GDR (Commercial Banks)	316,080

		2,598,305

British Pound Sterling – 23.8%
29,960	3i Group PLC (Capital Markets)	677,863
10,838	Anglo American PLC (Metals & Mining)	753,868
13,900	Antofagasta PLC (Metals & Mining)	243,175
20,600	Associated British Foods PLC (Food Products)	391,929
13,200	AstraZeneca PLC (Pharmaceuticals)	650,034
51,124	Aviva PLC (Insurance)	805,481
138,222	BAE Systems PLC (Aerospace & Defense)	1,435,999
62,861	Barclays PLC (Commercial Banks)	795,595
28,552	BHP Billiton PLC (Metals & Mining)	1,096,540
16,200	BP PLC (Oil, Gas & Consumable Fuels)	210,762
14,585	British American Tobacco PLC (Tobacco)	555,653
22,900	British Energy Group PLC (Electric Utilities)	254,361
34,243	Capita Group PLC (Commercial Services & Supplies)	534,740
35,100	GlaxoSmithKline PLC (Pharmaceuticals)	901,577
40,100	HBOS PLC (Commercial Banks)	730,945
43,000	Home Retail Group (Internet & Catalog Retail)	390,933
61,795	International Power PLC (Independent Power Producers & Energy Traders)	630,049
141,315	Man Group PLC (Capital Markets)	1,736,633
26,800	Marston’s PLC (Beverages)	192,493

Shares	Description	Value
Common Stocks – (continued)
British Pound Sterling – (continued)
10,580	Punch Taverns PLC (Hotels Restaurant & Leisure)	$ 221,837
12,527	Reckitt Benckiser Group PLC (Household Products)	727,698
17,065	Rio Tinto PLC (Metals & Mining)	1,600,269
88,572	Royal Bank of Scotland Group PLC (Commercial Banks)	956,577
31,400	Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	1,377,692
27,895	Royal Dutch Shell PLC Class A Shares (Oil, Gas & Consumable Fuels)	1,223,479
5,900	SABMiller PLC (Beverages)	177,715
26,657	Standard Chartered PLC (Commercial Banks)	1,036,809
42,742	Tesco PLC (Food & Staples Retailing)	434,798
693,744	Vodafone Group PLC (Wireless Telecommunication Services)	2,733,723
28,553	Xstrata PLC (Metals & Mining)	2,058,833

		25,538,060

Canadian Dollar – 1.0%
10	Nexen, Inc. (Oil, Gas & Consumable Fuels)	338
13,200	Teck Cominco Ltd. (Metals & Mining)	661,088
7,522	Telus Corp. (Diversified Telecommunication Services)	437,871

		1,099,297

Danish Krone – 0.3%
2,150	Carlsberg A/S Class B (Beverages)	290,817

Euro – 34.2%
Austria – 0.5%
5,600	Voestalpine AG (Metals & Mining)	505,991

Belgium – 0.4%
14,300	Fortis (Diversified Financial Services)	459,250

Finland – 2.2%
47,425	Nokia Oyj (Communications Equipment)	1,883,504
24,500	Stora Enso Oyj Class R (Paper and Forest Products)	451,934

		2,335,438

France – 10.2%
6,209	Accor SA (Hotels Restaurants & Leisure)	594,855
8,900	Air France-KLM (Airlines)	339,618
6,100	BNP Paribas SA (Commercial Banks)	676,075
5,000	Compagnie Generale des Etablissements Michelin Class B (Auto Components)	673,391
17,237	Credit Agricole SA (Commercial Banks)	682,909

16	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
11,633	Essilor International SA (Heatlh Care Equipment & Supplies)	$ 743,329
4,854	L’Oreal SA (Personal Products)	639,001
4,800	Lagardere S.C.A. (Media)	407,054
6,100	Renault SA (Automobiles)	1,030,292
8,900	Sanofi-Aventis (Pharmaceuticals)	782,883
4,515	Societe Generale (Commercial Banks)	762,769
5,869	Technip SA (Energy Equipment & Services)	527,555
29,021	Total SA (Oil, Gas & Consumable Fuels)	2,341,892
5,420	Veolia Environnement (Multi-Utilities)	485,246
3,414	Vinci SA (Construction & Engineering)	281,717

		10,968,586

Germany – 10.1%
4,600	Allianz AG (Insurance)	1,035,825
6,800	BASF AG (Chemicals)	941,367
16,346	Bayer AG (Chemicals)	1,364,604
4,900	Deutsche Bank AG (Capital Markets)	651,515
7,754	Deutsche Boerse AG (Diversified Financial Services)	1,221,492
22,400	Deutsche Lufthansa AG (Airlines)	661,329
23,400	Deutsche Telekom AG (Diversified Telecommunication Services)	480,412
6,506	E.ON AG (Electric Utilities)	1,271,927
4,600	MunichRe AG (Insurance)	883,022
348	Porsche AG (Automobiles)	927,466
6,120	RWE AG (Multi-Utilities)	836,051
4,335	Siemens AG (Industrial Conglomerates)	587,811

		10,862,821

Ireland – 0.5%
28,273	Anglo Irish Bank Corp. PLC (Commercial Banks)	477,270

Italy – 3.1%
6,911	Assicurazioni Generali SpA (Insurance)	329,362
12,000	Buzzi Unicem SPA (Construction Materials)	341,175
25,800	ENI SPA (Oil, Gas & Consumable Fuels)	942,042
44,736	Fiat SPA (Automobiles)	1,450,551
5,500	Fondiaria-Sai SpA (Insurance)	267,797

		3,330,927

Netherlands – 2.7%
10,871	ArcelorMittal (Metals & Mining)	873,636
13,200	Corporate Express (Commercial Services & Supplies)	147,769
24,423	ING Groep NV (Diversified Financial Services)	1,103,893
29,760	Koninklijke Ahold NV (Food & Staples Retailing)	448,398

Shares	Description	Value
Common Stocks – (continued)
Netherlands – (continued)
11,256	Wolters Kluwer NV (Media)	$ 353,532

		2,927,228

Norway – 0.4%
9,012	Renewable Energy Corp. AS* (Electrical Equipment)	462,884

Spain – 2.7%
11,279	Industria de Diseno Textil SA (Specialty Retail)	843,316
18,000	Repsol YPF SA (Oil, Gas & Consumable Fuels)	711,133
39,177	Telefonica SA (Diversified Telecommunication Services)	1,297,201

		2,851,650

Sweden – 1.4%
38,419	Atlas Copco AB (Machinery)	645,772
19,100	Svenska Cellulosa AB Class B (Paper and Forest Products)	337,479
51,605	TeliaSonera AB (Diversified Telecommunication Services)	509,123

		1,492,374

Total Euro		36,674,419

Hong Kong Dollar – 2.5%
465,000	China Construction Bank Class H (Commercial Banks)	529,249
60,000	China Netcom Group Corp. Ltd. (Diversified Telecommunication Services)	185,183
192,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	305,709
123,500	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	796,688
48,500	Esprit Holdings Ltd. (Specialty Retail)	811,279

		2,628,108

Indian Rupee – 0.3%
2,330	State Bank of India Ltd. GDR (Commercial Banks)	289,277

Indonesian Rupiah – 0.0%
19,000	PT Telekomunikasi Indonesia (Diversified Telecommunication Services)	22,811

Israeli Shekel – 0.5%
11,700	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals)	514,917

Japanese Yen – 15.5%
9,000	Aisin Seiki Co. Ltd. (Auto Components)	369,811
4,250	Canon, Inc. (Office Electronics)	215,047

The accompanying notes are an integral part of these financial statements.	17

COMMERCE INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2007

Shares	Description	Value
Common Stocks – (continued)
Japanese Yen – (continued)
12,200	Denso Corp. (Auto Components)	$ 495,626
11	East Japan Railway Co. (Road & Rail)	90,611
14,300	Edion Corp. (Specialty Retail)	164,253
70,000	Fujitsu Ltd. (Computers & Peripherals)	549,622
8,200	Honda Motor Co. Ltd. (Automobiles)	307,064
69,000	Isuzu Motors Ltd. (Automobiles)	343,986
14,700	JFE Holdings, Inc. (Metals & Mining)	860,514
15,800	Komatsu Ltd. (Machinery)	529,721
15,500	Konica Minolta Holdings, Inc. (Office Electronics)	271,336
26,000	Mitsubishi Chemical Holdings Corp. (Chemicals)	215,125
25,800	Mitsubishi Corp. (Trading Companies & Distribution)	803,293
71,000	Mitsubishi Tokyo Financial Group, Inc. (Commercial Banks)	710,436
94,000	Mitsui & Co. Ltd. (Trading Companies & Distribution)	2,438,178
58,000	Mitsui Chemicals, Inc. (Chemicals)	545,516
39,000	Mitsui OSK Lines Ltd. (Marine)	644,574
33,000	NGK Insulators Ltd. (Machinery)	1,169,885
1,100	Nintendo Co. Ltd. (Software)	698,586
42,000	Nippon Mining Holdings, Inc. (Oil, Gas & Consumable Fuels)	397,251
98	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	448,511
26,000	Nippon Yusen Kasushiki Kaisa (Marine)	268,429
58,300	Nissan Motor Co. Ltd. (Automobiles)	668,862
2,750	ORIX Corp. (Consumer Finance)	564,097
30,000	Sharp Corp. (Household Durables)	473,216
2,200	Sony Corp. (Household Durables)	108,650
89	Sumitomo Mitsui Financial Group (Commercial Banks)	729,027
20,200	Tokyo Electric Power Co. Inc. (Electric Utilities)	512,571
61,000	Toshiba Corp. (Computers & Peripherals)	516,565
9,800	Toyota Motor Corp. (Automobiles)	560,993

		16,671,356

Korean Won – 1.0%
2,000	Honam Petrochemical Corp. (Chemicals)	305,304
2,800	Hynix Semiconductor, Inc.* (Semiconductor & Semiconductor Equipment)	78,544
1,150	Hyundai Mobis (Auto Components)	115,742
6,380	Industrial Bank of Korea (Commercial Banks)	130,800
1,900	Kookmin Bank (Commercial Banks)	155,372
211	POSCO (Metals & Mining)	153,868
245	Samsung Electronics Co. Ltd. (Semiconductor & Semiconductor Equipment)	151,066

		1,090,696

Shares	Description	Value
Common Stocks – (continued)
Mexican Peso – 0.8%
13,100	America Movil SA de CV (Wireless Telecommunication Services)	$ 856,609

Philippine Peso – 0.2%
3,000	Philippine Long Distance Telephone Co. (Wireless Telecommunication Services)	209,157

Russian Rouble – 0.4%
1,400	LUKOIL ADR (Oil, Gas & Consumable Fuels)	127,960
1,036	Mining and Metallurgical Co. Norilsk Nickel ADR (Metals & Mining)	326,340

		454,300

South African Rand – 0.3%
55,980	Sanlam Ltd. (Insurance)	205,444
5,900	Standard Bank Group Ltd. (Commercial Banks)	107,038

		312,482

Swiss Franc – 9.3%
55,577	ABB Ltd. (Electrical Equipment)	1,680,114
3,800	Alcon, Inc. (Heatlh Care Equipment & Supplies)	578,398
40,025	Credit Suisse Group (Capital Markets)	2,704,768
16,230	Julius Baer Holding AG (Capital Markets)	1,409,585
3,801	Nestle AG (Food Products)	1,755,612
2,280	Novartis AG (Pharmaceuticals)	121,283
2,985	Petroplus Holdings AG* (Oil, Gas & Consumable Fuels)	260,552
5,113	Roche Holding AG (Pharmaceuticals)	873,316
6,000	Swiss Re (Insurance)	564,108

		9,947,736

Taiwan Dollar – 1.1%
95,871	AU Optronics Corp. (Electronic Equipment & Instruments)	207,404
132,870	China Steel Corp. (Metals & Mining)	188,621
64,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment & Instruments)	490,662
107,653	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor & Semiconductor Equipment)	215,115
139,433	United Microelectronics Corp. (Semiconductor & Semiconductor Equipment)	91,449

		1,193,251

TOTAL COMMON STOCKS
(Cost $79,974,698)		$104,780,362

18	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 1.3%
State Street Bank & Trust Co.
$1,410,000	4.250%	11/01/07	$ 1,410,000
Maturity Value: $1,410,166
(Cost $1,410,000)

TOTAL INVESTMENTS – 99.0%
(Cost $81,384,699)			$106,190,362
Other assets in excess of liabilities – 1.0%			1,036,122

Net Assets – 100.0%			$107,226,484

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,460,000 U.S. Treasury Bill, 0.000%, due 03/06/08 with a market value of $1,440,274.

Investment Abbreviations:
ADR	—AmericanDepositary Receipt
GDR	—GlobalDepositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At October 31, 2007, the Fund had an outstanding forward foreign currency exchange contract to sell foreign currencies:

Open Forward Foreign Currency Contracts with Unrealized Loss	Purchase/Sale Contract	Expiration Date	Value on Settlement Date	Current Value	Unrealized Loss
Indonesian Rupiah	Sale	11/05/07	$214,841	$214,898	$(57)

FUTURES CONTRACTS — At October 31, 2007, the following futures contracts were open:

Type	Number of Contracts Long	Settlement Month	Notional Value	Unrealized Gain
Dow Jones Euro Stoxx 50 Index	5	December 2007	$326,213	$20,787

The accompanying notes are an integral part of these financial statements.	19

COMMERCE INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2007

PORTFOLIO COMPOSITION

Investment Industry Classification†	AS OF 10/31/07	AS OF 10/31/06

Metals & Mining	10.5%	7.0%
Commercial Banks	9.3	16.7
Oil, Gas & Consumable Fuels	8.8	7.5
Capital Markets	7.7	6.3
Automobiles	4.9	4.6
Insurance	4.8	5.1
Pharmaceuticals	3.6	5.4
Wireless Telecommunication Services	3.5	2.4
Diversified Telecommunication Services	3.2	1.2
Chemicals	3.1	2.9
Trading Companies & Distribution	3.0	1.8
Diversified Financial Services	2.6	3.6
Machinery	2.2	1.0
Electrical Equipment	2.0	1.2
Food Products	2.0	1.9
Electric Utilities	1.9	1.5
Communications Equipment	1.8	0.0
Specialty Retail	1.7	0.8
Auto Components	1.5	1.8
Aerospace & Defense	1.3	1.1
Short-Term Investments	1.3	1.0
Health Care Equipment & Supplies	1.2	1.2
Multi-Utilities	1.2	0.8
Computers & Peripherals	1.0	0.8
Airlines	0.9	0.7
Marine	0.9	0.6
Food & Staples Retailing	0.8	1.1
Hotels Restaurant & Leisure	0.8	0.7
Electronic Equipment & Instruments	0.7	1.6
Household Products	0.7	0.0
Media	0.7	1.7
Paper and Forest Products	0.7	0.0
Software	0.7	0.4
Beverages	0.6	0.3
Commercial Services & Supplies	0.6	0.2
Independent Power Producers	0.6	0.0
Personal Products	0.6	0.2
Transportation Infrastructure	0.6	0.3
Industrial Conglomerates	0.6	0.0
Consumer Finance	0.5	1.9
Energy Equipment and Services	0.5	0.0
Household Durables	0.5	1.3
Office Electronics	0.5	1.2
Semiconductors & Semiconductor Equipment	0.5	0.4
Tobacco	0.5	2.2
Internet & Catalog Retail	0.4	0.0
Biotechnology	0.3	0.0
Construction & Engineering	0.3	1.1
Construction Materials	0.3	1.0
Road & Rail	0.1	0.1
IT Services	0.0	1.4
Real Estate Management & Development	0.0	0.7
Multiline Retail	0.0	0.7
Distributors	0.0	0.6
Gas Utilities	0.0	0.3

TOTAL INVESTMENTS	99.0%	98.3%

† Industry concentrations greater than one-tenth of one percent are disclosed.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

20	The accompanying notes are an integral part of these financial statements.

COMMERCE ASSET ALLOCATION FUND

Asset Allocation Fund Overview

We present you with the annual report for the Commerce Asset Allocation Fund for the one-year period ended October 31, 2007.

A conversation with the Investment Policy Team for the Asset Allocation Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 11.12%. This return compares to the 15.03% cumulative total return of the Russell 1000 Index, the Fund’s benchmark and the 12.11% cumulative total return of the Asset Allocation Composite Index, a hypothetical index prepared by the adviser, consisting of 50% Russell 1000 Index/40% Lehman Brothers U.S. Aggregate Index/10% Morgan Stanley Capital International Europe, Australasia and Far East (gross) Index “MSCI EAFE Index.”

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The underperformance of the Commerce Growth and MidCap Growth components of the Fund, was the largest factor detracting from performance when compared to the applicable indices. These underlying Funds performed poorly during the period because of individual stock selections within the Adviser’s quantitative model. Valuation models which generally had worked well for those underlying Funds over the prior years did not perform well during the past year.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: Weightings for the various components of the fund are based on long-term risk vs reward relationships, tempered by current valuation realities in the market place. For the entire period, the Fund had an overweight position in large capitalization growth funds versus large cap value funds, while the overall equity portion and emerging international market funds have each been overweighted approximately half of the year versus overall fixed income and developed international markets, respectively.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The overweighting of stocks to bonds, large cap growth to value and emerging markets to developed international, as asset class strategies, each made positive contributions to returns. Additionally, the aggregate bond sub-component of the fixed income portion of the fund performed well versus the Lehman Brothers Aggregate bond benchmark.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: As cited above, the biggest negative contributor to the Fund’s overall performance during the year was the Fund’s holdings in the Commerce Growth and Commerce MidCap Growth Funds, which did not perform well during the year in part because of volatile market conditions and in part because of security selection.

Subsequent Event

Fund Liquidation — At a meeting held on November 7, 2007, the Board of Trustees of the Trust approved a proposal to liquidate the Commerce Asset Allocation Fund pursuant to a board-approved Plan of Liquidation. It is expected that the Fund will be liquidated in February 2008.

COMMERCE ASSET ALLOCATION FUND

Performance Summary

October 31, 2007

Following is performance information for the Commerce Asset Allocation Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding component (or underlying) Fund selection, asset allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Five Years	One Year
Institutional Shares (commenced September 27, 2002)(a)	10.76%	10.40%	11.12%
Russell 1000® Index (as of September 27, 2002)(b)	15.02%	14.53%	15.03%
Asset Allocation Composite Index (as of September 27, 2002)(c)	11.59%	11.34%	12.11%

Asset Allocation Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 27, 2002 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies in the Russell 3000 Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index is comprised of the Russell 1000 Index (50%), the Lehman Brothers U.S. Aggregate Index (40%) and MSCI EAFE Index (10%). The Lehman Brothers U.S. Aggregate Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE Index (unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.

COMMERCE ASSET ALLOCATION FUND

Schedule of Investments

October 31, 2007

Shares	Description	Value
Mutual Funds (Institutional Shares)(a) – 83.1%
Equity – 57.0%
150,003	Commerce Growth Fund – 23.4%	$ 4,366,599
113,630	Commerce Value Fund – 17.6%	3,297,541
57,699	Commerce International Equity Fund – 10.3%	1,921,966
28,439	Commerce MidCap Growth Fund – 5.7%	1,069,299

		10,655,405

Fixed Income – 26.1%
265,871	Commerce Bond Fund – 26.1%	4,889,375

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $13,959,008)		$15,544,780

Exchange Traded Funds – 17.3%
6,531	iShares Russell Midcap Value Index Fund – 5.3%	$ 990,753
6,690	iShares Lehman US Treasury Inflation Protected Securities Fund – 3.7%	687,732
3,233	iShares MSCI Emerging Markets Index Fund – 2.9%	540,525
5,845	iShares Russell 2000 Growth Index Fund – 2.8%	522,835
4,285	iShares Russell 2000 Value Index Fund – 1.8%	331,959
2,120	iShares Dow Jones US Real Estate Index Fund – 0.8%	163,346

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,892,274)		$ 3,237,150

TOTAL INVESTMENTS – 100.4%
(Cost $16,851,282)		$18,781,930
Liabilities in excess of other assets – (0.4)%		(71,654)

Net Assets – 100.0%		$18,710,276

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents an affiliated issuer.

PORTFOLIO COMPOSITION

Underlying Funds Allocation	AS OF 10/31/07	AS OF 10/31/06

Commerce Bond Fund	26.1%	36.8%
Commerce Growth Fund	23.4	17.7
Commerce Value Fund	17.6	17.2
Commerce International Equity Fund	10.3	9.0
Commerce MidCap Growth Fund	5.7	4.5
iShares Russell Midcap Value Index Fund	5.3	0.0
iShares Lehman US Treasury Inflation Protected Securities Fund	3.7	3.0
iShares MSCI Emerging Markets Index Fund	2.9	1.0
iShares Russell 2000 Growth Index Fund	2.8	2.3
iShares Russell 2000 Value Index Fund	1.8	1.8
iShares Dow Jones US Real Estate Index Fund	0.8	0.9
T. Rowe Price Mid-Cap Value Fund	0.0	5.6

TOTAL INVESTMENTS	100.4%	99.8%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	23

COMMERCE BOND FUND

Bond Fund Overview

We present you with the annual report for the Commerce Bond Fund for the one-year period ended October 31, 2007.

A conversation with Scott Colbert, Portfolio Manager of the Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 6.37%. This return compares to the 5.38% cumulative total return of the Lehman Brothers U.S. Aggregate Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The Fund was able to outperform its benchmark over the past fiscal year, even after management fees have been included. Factors that contributed to its positive performance included security selection and an underweight position in corporate bonds. Specifically, our gradual reduction in brokerage company exposure during the past 12 months helped performance. Also, a portion of the Fund’s excess return was due to a one time legal settlement involving WorldCom Corp.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: We continued to move the Fund’s average credit quality higher over the year, since credit spreads compressed to very narrow margins during the first half of the year. We did this by reducing our lowest rated credits in the corporate sector and focusing new purchases on higher rated fixed income securities. We believe that this adjustment will allow us to capitalize on potentially wider spreads at some time in the near future. During the later part of the fiscal year we reduced our Treasury and agency exposure and moved the mortgage backed securities (MBS) allocation to an overweight position. Increased volatility and the subprime mortgage problem provided some buying opportunities in the MBS sector.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Our de-emphasis on the financial sector and the emphasis on increasing MBS exposure enhanced the Fund’s return. Security selection in the REIT and automotive sectors also helped add value.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s underweight position in Treasuries hindered performance. Over the last 12 months interest rates were flat on the long end of the Treasury yield curve and lower for the short and intermediate portion of the yield curve. Lower rates help contribute to price appreciation for Treasuries. During the same time period securities subject to spreads (i.e., agencies, corporates, MBS) lagged Treasuries because spreads widened across the board. Also, our emphasis on AA and A rated over BBB corporates subtracted some relative performance.

Q: Is the Fund exposed to any of the recent turmoil in the Collateralized Debt Obligation (“CDO”) and Structured Investment Vehicle (“SIV”) markets?

A: The Fund has no direct exposure to either CDO’s or SIV conduits. However, the related spill over effects of the subprime mortgage problems has been evident across all sectors of the fixed income markets. The Mortgage Backed, Corporate, Asset Backed and even the high quality Agency segments have experienced spread widening over the past several quarters, as credit and liquidity concerns have not been confined to the subprime arena alone. We anticipate that there will be continued market volatility for some time to come as a result of, among other things, ratings agency downgrades, large write-offs of assets by financial institutions and forced liquidations of assets.

COMMERCE BOND FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional shares (commenced December 12, 1994)(a)	6.25%	5.22%	4.20%	6.37%
Lehman Brothers U.S. Aggregate Index (as of December 12, 1994)(b)	6.89%	5.91%	4.41%	5.38%

Bond Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Lehman Brothers U.S. Aggregate Index is an unmanaged index comprised of the Lehman Brothers Government Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE BOND FUND

Schedule of Investments

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 14.3%
Auto(a) – 0.9%
Hertz Vehicle Financing LLC Series 2005-1A, Class A5
$ 4,770,000	5.080%	11/25/11	$ 4,778,310

Commercial – 2.2%
Asset Securitization Corp. Series 1997-D4, Class AIE
428,857	7.525	04/14/29	430,403
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
5,988,253	6.210	10/15/35	6,020,230
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
5,500,000	6.462	03/15/31	5,746,694

			12,197,327

Credit Card – 1.6%
Cabela's Master Credit Card Trust Series 2005-1A, Class A1(a)
5,000,000	4.970	10/15/13	5,001,337
Citibank Credit Card Issuance Trust Series 2004, Class A8
3,600,000	4.900	12/12/16	3,512,108

			8,513,445

Equipment – 0.6%
CIT Equipment Collateral, Series 2005-VT1, Class A4
3,150,000	4.360	11/20/12	3,140,254

Home Equity – 4.7%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3, Class 1A5
4,716,869	5.407	06/25/32	4,608,225
Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
339,112	8.180	12/25/29	337,841
Equifirst Mortgage Loan Trust Series 2003-2, Class 2A2
1,975,587	3.750	09/25/33	1,745,572
Residential Asset Mortgage Products, Inc. Series 2003-RZ3, Class A6
4,149,327	3.400	03/25/33	3,879,523
Residential Funding Mortgage Securities I, Inc. Series 2000-HI2, Class AI5
2,459,324	8.350	03/25/25	2,450,100
Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7
2,308,123	8.480	09/25/30	2,299,469
Residential Funding Mortgage Securities II, Inc. Series 2003-HS3, Class AI3
4,000,000	4.470	07/25/18	3,922,814
Southern Pacific Secured Asset Corp. Series 1998-2, Class A7
6,106,583	6.740	07/25/29	6,083,707

			25,327,251

Manufactured Housing – 3.1%
Green Tree Financial Corp. Series 1993-4, Class A5
4,331,565	7.050	01/15/19	4,446,037
Green Tree Financial Corp. Series 1995-5, Class M1(b)
2,000,000	7.650	09/15/26	2,078,201

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Manufactured Housing – (continued)
Green Tree Financial Corp. Series 1996-4, Class A7(b)
$ 2,337,312	7.900%	06/15/27	$ 2,469,916
Green Tree Financial Corp. Series 1996-6, Class A6
690,719	7.950	09/15/27	724,423
Green Tree Financial Corp. Series 1997-3, Class A6
142,399	7.320	03/15/28	147,972
Green Tree Financial Corp. Series 1998-3, Class A5
1,148,901	6.220	03/01/30	1,170,848
Green Tree Financial Corp. Series 1998-3, Class A6(b)
790,904	6.760	03/01/30	822,673
Green Tree Financial Corp. Series 1999-1, Class M2(b)
1,500,000	7.340	11/01/28	235,166
Oakwood Mortgage Investors, Inc. Series 1996-C, Class A6
4,205,000	7.650	04/15/27	4,269,077
Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
201,921	7.125	05/15/27	202,006

			16,566,319

Student Loans – 1.2%
Brazos Higher Education Authority, Inc. Student Loan RB Taxable Series 2005 Class A-5 (Guaranted Student Loans)(c)
3,570,000	4.910	12/15/08	3,574,784
Northstar Education Finance, Inc. Series 2005-1, Class A5
3,000,000	4.740	10/30/45	2,992,020

			6,566,804

TOTAL ASSET-BACKED SECURITIES
(Cost $78,155,322)			$ 77,089,710

Taxable Municipal Bond Obligations – 6.2%
Alabama – 0.2%
Montgomery Alabama Taxable GO Warrants Series 2005 (FSA)
$ 1,295,000	4.790%	04/01/15	$ 1,252,602

Alaska – 0.2%
Providence Alaska Health System Direct Obligation Series 2005
755,000	4.680	10/01/10	750,923
500,000	4.790	10/01/11	496,470

			1,247,393

California – 0.6%
Industry California Sales Tax RB Taxable Series 2005 (MBIA)
3,045,000	5.000	01/01/13	3,027,065

Illinois – 0.2%
Will County Community Consolidated School District No 30-C Troy Township Taxable GO Series 2007 (FSA)
1,100,000	5.650	10/01/18	1,112,408

Indiana – 1.1%
Indiana Bond Bank RB Taxable School Severance Funding Series 2006-11 (XLCA)
2,715,000	5.500	07/15/11	2,764,630
2,805,000	5.650	07/15/13	2,869,066

			5,633,696

26	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Taxable Municipal Bond Obligations – (continued)
Massachusetts – 0.6%
University of Massachusetts Building Authority RB Refunding Taxable Series 2006-2 (AMBAC)
$ 655,000	5.360%	05/01/11	$ 661,419
2,485,000	5.430	05/01/12	2,523,493

			3,184,912

Missouri – 0.3%
St. Louis Package RB Series 2006 B (MBIA)
1,560,000	5.020	12/15/12	1,558,518

New Jersey – 0.2%
New Jersey Economic Development Authority RB Taxable Designated Industry Series 2004-A
1,000,000	5.200	03/01/14	997,260

New York – 0.7%
New York State Housing Finance Agency Personal Income Tax RB Taxable Economic Development & Housing Series 2006 B
3,925,000	5.220	09/15/15	3,902,785

Ohio – 0.6%
Energy Acquisition Corp. II Ohio Electricity Energy Acquisition RB Taxable Series 2005 (MBIA)
3,140,000	4.600	02/15/09	3,123,264

Oklahoma – 0.4%
Oklahoma State Capital Improvement Authority RB Taxable Oklahoma State Regents Series 2006 (MBIA)
2,000,000	5.160	07/01/13	2,007,620

Oregon – 0.2%
Multnomah County Oregon School District 1J Portland GO Bonds Refunding Taxable Series 2004
785,000	5.165	06/15/11	777,440

Rhode Island – 0.5%
Providence Rhode Island GO Bonds Refunding Taxable Series 2004-B (FSA)
710,000	4.960	07/15/14	698,044
Rhode Island Convention Center Authority RB Taxable Civic Center Series 2006 A (FSA)
2,155,000	5.810	05/15/16	2,216,180

			2,914,224

Washington – 0.4%
Energy Northwest Washington RB Taxable Columbia Station Series 2005-C (AMBAC)
2,335,000	4.490	07/01/11	2,291,709

TOTAL TAXABLE MUNICIPAL BOND OBLIGATIONS
(Cost $33,031,499)			$33,030,896

CMBS – 0.9%
Small Business Administration Series 2006-P10B, Class 1
$ 4,938,304	5.681%	08/10/16	$ 4,949,212
(Cost $4,950,649)

Principal Amount	Interest Rate	Maturity Date	Value
CMO – 29.6%
ABN Amro Mortgage Corp. Series 2003-13, Class A2
$ 3,775,604	5.500%	02/25/18	$ 3,725,932
Banc of America Mortgage Securities Series 2004-E, Class 2A5(b)
5,000,000	4.111	06/25/34	5,035,750
Bear Stearns Alt-A Trust Series 2005-9, Class 25A1(b)
4,971,449	5.679	11/25/35	5,023,846
Bear Stearns Asset Backed Securities Trust Series 2003-AC7, Class A2
1,796,154	5.250	01/25/34	1,769,012
Citicorp Mortgage Securities, Inc. Series 2006-4, Class 3A1
2,119,006	5.500	08/25/21	2,122,318
Citigroup Mortgage Loan Trust, Inc. Series 2005-10, Class 1A5A(b)
2,773,783	5.834	12/25/35	2,797,050
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
2,325,554	5.250	09/25/19	2,266,356
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
2,431,514	4.750	12/25/18	2,399,687
FHLMC PAC Series 2103, Class TE
880,854	6.000	12/15/28	890,071
FHLMC PAC Series 2110, Class PG
4,303,310	6.000	01/15/29	4,355,905
FHLMC PAC Series 2633, Class PC
6,000,000	4.500	07/15/15	5,941,619
FHLMC PAC Series 2640, Class DR
2,000,000	4.000	08/15/17	1,933,660
FHLMC PAC Series 2644, Class BM
1,795,000	4.500	01/15/26	1,780,795
FHLMC PAC Series 2760, Class EC
4,050,000	4.500	04/15/17	3,942,758
FHLMC PAC Series 2791, Class KE
2,400,000	5.500	05/15/29	2,405,425
FHLMC PAC Series 2836, Class XQ
830,000	4.500	09/15/27	821,770
FHLMC PAC Series 2907, Class HC
2,600,000	5.000	06/15/27	2,597,906
FHLMC PAC Series 3259, Class EA
1,181,012	5.000	05/15/27	1,181,217
FHLMC REMIC PAC Series 1579, Class PM
947,176	6.700	09/15/23	971,621
FHLMC REMIC PAC Series 2716, Class DT
2,282,509	5.000	02/15/30	2,266,813
FHLMC REMIC Series 2840, Class JL
3,238,028	4.500	06/15/23	3,129,776
FHLMC REMIC Series 2890, Class KB
3,115,000	4.500	02/15/19	2,959,345
FHLMC REMIC TAC Series 2658, Class A
2,370,492	4.500	08/15/18	2,278,244
FHLMC Series 2391, Class Z
5,671,322	6.000	12/15/31	5,643,690

The accompanying notes are an integral part of these financial statements.	27

COMMERCE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
CMO – (continued)
FHLMC Series 2508, Class OY
$ 1,485,000	4.500%	10/15/17	$ 1,431,558
FHLMC Series 2524, Class WC
1,950,000	6.000	11/15/28	1,963,304
FHLMC Series 2603, Class C
2,620,000	5.500	04/15/23	2,605,929
FHLMC Series 2672, Class NH
3,400,000	4.000	09/15/18	3,149,053
FHLMC Series 2677, Class BC
800,000	4.000	09/15/18	738,453
FHLMC Series 2742, Class K
4,915,000	4.000	01/15/19	4,546,325
FHLMC Series T-58, Class 1A3
905,106	4.391	11/25/38	900,433
FNMA FNIC PAC Series 2001-45, Class WG
1,893,159	6.500	09/25/31	1,935,884
FNMA PAC Series 2003-1, Class PG
3,300,000	5.500	09/25/31	3,279,008
FNMA PAC Series 2003-117, Class KB
3,000,000	6.000	12/25/33	3,019,199
FNMA PAC Series 2004-53, Class NC
3,360,000	5.500	07/25/24	3,368,208
FNMA REMIC PAC Series 2003-14, Class AP
623,128	4.000	03/25/33	591,191
FNMA REMIC PAC Series 2003-16, Class PN
5,139,816	4.500	10/25/15	5,087,755
FNMA Series 2002-73, Class OE
3,404,000	5.000	11/25/17	3,345,040
FNMA Series 2002-82, Class XE
2,660,000	5.000	12/25/17	2,611,315
FNMA Series 2003-W6, Class 2A32
659,102	6.500	09/25/42	679,473
GNMA Series 1998-12, Class EB
1,240,062	6.500	05/20/28	1,265,355
GNMA Series 2003-88, Class AC
1,696,746	2.914	06/16/18	1,665,772
Impac CMB Trust Series 2004-4, Class 2A2
7,952,859	5.749	09/25/34	7,472,515
Impac Secured Assets Corp. Series 2004-2, Class A6
1,944,503	5.740	08/25/34	1,952,382
Master Asset Securitization Trust Series 2004-3, Class 5A1
513,841	6.250	01/25/32	516,975
RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 2A1(b)
9,432,917	6.083	11/25/21	9,406,392
Residential Accredit Loans, Inc. Series 2003-QS7, Class A2
4,958,198	4.750	04/25/33	4,865,610
Residential Funding Mortgage Securities Corp. Series 2003-RM2, Class AIII
3,549,325	6.000	05/25/33	3,512,025
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
1,562,767	5.000	05/25/18	1,535,580
Residential Funding Mortgage Securities I, Inc. Series 2006-S12, Class 1A1
10,331,366	5.500	12/25/21	10,262,620

Principal Amount	Interest Rate	Maturity Date	Value
CMO – (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class 4A1
$ 5,206,344	5.500%	06/25/20	$ 5,206,220
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
2,149,618	5.000	06/25/18	2,101,252
Wells Fargo Mortgage Backed Securities Trust Series 2005-1, Class 3A1
1,224,568	5.250	01/25/20	1,210,316
Wells Fargo Mortgage Backed Securities Trust Series 2006-12, Class A5
500,000	6.000	10/25/36	467,697

TOTAL CMO
(Cost $157,792,060)			$158,933,405

Commercial Mortgages – 3.5%
FNMA Series 2000-M2, Class C(b)
$ 3,002,833	7.178%	07/17/22	$ 3,045,025
GNMA Series 2001-12, Class B(b)
113,322	6.221	06/16/21	113,833
GNMA Series 2002-62, Class B
1,414,187	4.763	01/16/25	1,416,689
GNMA Series 2003-16, Class B
3,500,000	4.490	08/16/25	3,445,859
GNMA Series 2003-38, Class JC(b)
1,033,432	7.061	08/16/42	1,099,037
GNMA Series 2004-09, Class A
2,587,695	3.360	08/16/22	2,523,916
GNMA Series 2004-45, Class A
2,377,289	4.020	12/16/21	2,340,300
GNMA Series 2004-60, Class C(b)
5,000,000	5.240	03/16/28	4,991,036

TOTAL COMMERCIAL MORTGAGES
(Cost $19,494,394)			$18,975,695

Corporate Obligations – 17.8%
Aerospace/Defense – 0.6%
Lockheed Martin Corp.
$ 1,366,000	6.150%	09/01/36	$ 1,405,215
United Technologies Corp.
1,600,000	7.125	11/15/10	1,700,901

			3,106,116

Beverages – 0.3%
Anheuser-Busch Cos., Inc.
1,500,000	5.600	03/01/17	1,508,523

Cable TV – 0.4%
Comcast Corp.
1,000,000	5.850	01/15/10	1,016,772
1,500,000	4.950	06/15/16	1,411,626

			2,428,398

28	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Computers – 0.2%
Intuit, Inc.
$ 1,000,000	5.400%	03/15/12	$ 997,243

Consumer Non-Durables – 0.2%
Clorox Co.
965,000	4.200	01/15/10	946,731

Electric – 1.6%
Columbus Southern Power Co.
2,870,000	5.850	10/01/35	2,716,208
Duke Energy Corp.
1,525,000	5.300	10/01/15	1,508,553
Exelon Generation Co. LLC
1,470,000	5.350	01/15/14	1,443,406
PSE&G Power LLC
1,485,000	5.000	04/01/14	1,428,322
San Diego Gas & Electric Co.
1,585,000	5.300	11/15/15	1,569,778

			8,666,267

Financial – 5.1%
American General Finance Corp.
2,870,000	3.875	10/01/09	2,802,544
Bank of America Corp.
2,700,000	6.000	09/01/17	2,752,458
Bank One Corp.(b)
1,000,000	8.530	03/01/19	1,188,084
Bear Stearns Companies, Inc.
1,250,000	4.500	10/28/10	1,212,097
Equitable Life Assurance Society of the United States(a)
5,900,000	7.700	12/01/15	6,614,502
Metropolitan Life Insurance Co.(a)
6,000,000	7.700	11/01/15	6,774,198
National Rural Utilities Cooperative Finance Corp.
1,550,000	5.450	04/10/17	1,525,395
Reed Elsevier Capital, Inc.
1,800,000	6.750	08/01/11	1,907,599
SunTrust Capital VIII(b)
2,670,000	6.100	12/15/36	2,416,275

			27,193,152

Food – 0.2%
Kraft Foods, Inc.
1,000,000	6.000	02/11/13	1,029,468

Hotels Restaurant & Leisure – 0.3%
McDonald's Corp.
1,425,000	5.300	03/15/17	1,387,002

Industrial – 0.5%
Receipts on Corporate Securities Trust NSC-1998-1(a)
2,806,383	6.375	05/15/17	2,911,202

Multimedia – 0.9%
AOL Time Warner
3,170,000	6.750	04/15/11	3,298,506

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Multimedia – (continued)
The McGraw-Hill Companies, Inc.
$ 1,500,000	5.375%	11/15/12	$ 1,491,156

			4,789,662

Oil & Gas – 1.6%
Apache Corp.
1,250,000	7.375	08/15/47	1,442,974
Apache Finance Property Ltd.
4,500,000	7.000	03/15/09	4,619,200
Tosco Corp.
2,095,000	8.125	02/15/30	2,653,089

			8,715,263

Real Estate – 1.5%
Archstone-Smith Trust
2,550,000	5.750	03/15/16	2,735,145
Hospitality Properties Trust
1,240,000	6.300	06/15/16	1,224,739
ProLogis
2,030,000	5.250	11/15/10	2,024,913
Simon Property Group LP
2,000,000	5.375	06/01/11	1,996,504

			7,981,301

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.125	10/15/19	1,912,064

Utilities – 1.1%
GTE Corp.
5,310,000	6.840	04/15/18	5,721,026

Yankee – 3.0%
BHP Billiton Finance USA Ltd.
2,044,000	4.800	04/15/13	1,995,633
750,000	6.750	11/01/13	795,361
955,000	5.250	12/15/15	936,666
Canadian National Railway Co.
1,190,000	6.200	06/01/36	1,190,248
Deutsche Telekom International Finance BV
1,335,000	8.000	06/15/10	1,431,488
France Telecom SA
1,286,000	7.750	03/01/11	1,388,314
Swiss Bank Corp.
7,335,000	7.375	06/15/17	8,422,876

			16,160,586

TOTAL CORPORATE OBLIGATIONS
(Cost $92,515,147)			$ 95,454,004

The accompanying notes are an integral part of these financial statements.	29

COMMERCE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate		Maturity Date	Value
Foreign Debt Obligation – 1.0%
Sovereign – 1.0%
Egypt Agency for International Development
$ 5,700,000	4.450%		09/15/15	$ 5,550,318
(Cost $5,435,050)

Mortgage-Backed Pass-Through Obligations – 12.6%
FHLMC
$ 124,259	6.000%		12/01/13	$ 126,553
196,516	8.500		02/01/19	208,359
2,578,100	4.500		12/01/19	2,496,373
217,538	8.500		03/01/21	232,195
1,248,090	7.000		05/01/26	1,305,422
132,494	7.000		10/01/30	138,598
163,550	7.500		12/01/30	172,672
298,917	7.500		01/01/31	315,589
642,934	7.000		08/01/31	671,492
6,165,733	5.000		05/01/33	5,934,168
4,977,146	5.500		06/01/33	4,914,035
1,868,564	4.715	(b)	05/01/34	1,878,297
4,304,450	5.263	(b)	01/01/36	4,317,253
FNMA
158,348	5.500		01/01/09	158,198
150,044	7.000		07/01/09	152,566
43,628	6.500		02/01/12	45,068
181,216	6.000		12/01/13	183,106
97,463	6.500		07/01/14	100,736
157,375	9.000		11/01/21	168,206
83,439	6.500		08/01/24	86,061
43,478	6.500		09/01/24	44,844
73,366	6.500		09/01/24	75,670
122,404	9.000		02/01/25	132,322
41,581	6.500		03/01/26	42,872
90,751	8.000		07/01/28	96,014
262,297	6.500		10/01/28	270,859
156,413	7.205	(b)	12/01/28	158,012
60,887	6.500		01/01/29	62,874
153,266	6.000		07/01/29	155,421
154,864	7.500		09/01/29	164,185
147,549	7.000		03/01/31	154,611
64,438	7.500		03/01/31	68,211
354,373	7.000		11/01/31	371,092
762,384	7.000		01/01/32	798,352
2,330,220	6.000		12/01/32	2,358,006
4,348,061	5.000		02/01/33	4,184,815
740,561	5.261	(b)	02/01/33	742,730
3,740,554	5.500		03/01/33	3,696,560
4,122,992	5.500		03/01/33	4,074,499
2,825,265	5.000		07/01/33	2,719,192
9,607,973	4.500		08/01/33	8,974,765
3,146,922	5.000		02/01/34	3,027,852
1,577,154	5.063	(b)	10/01/34	1,578,807
3,453,297	5.102	(b)	02/01/35	3,410,715
GNMA
321,538	8.000		02/15/22	341,493
147,536	7.500		08/20/25	155,646

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – (continued)
$ 630,234	7.500%	07/20/26	$ 664,832
1,003,007	6.500	04/15/31	1,034,610
1,120,692	6.500	05/15/31	1,156,003
3,120,664	5.500	04/15/33	3,105,498

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $67,963,822)			$ 67,426,309

U.S. Government Agency Obligations – 8.7%
FFCB
$11,135,000	4.500%	05/06/14	$ 10,958,533
2,860,000	5.190	04/22/21	2,880,995
FHLB
2,270,000	5.575	02/17/09	2,301,558
1,000,000	3.875	06/14/13	959,233
2,500,000	4.875	11/27/13	2,515,538
2,915,000	5.375	08/15/24	2,975,387
2,650,000	7.125	02/15/30	3,306,076
FHLMC
11,000,000	5.500 (a)	07/15/11	11,340,175
2,500,000	6.250	07/15/32	2,854,945
FNMA
1,300,000	5.080	06/24/18	1,265,766
Tennessee Valley Authority
1,981,000	6.750	11/01/25	2,365,732
1,000,000	7.125	05/01/30	1,258,459
1,480,000	5.880	04/01/36	1,635,956

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $45,615,876)			$ 46,618,353

U.S. Treasury Obligations – 4.8%
United States Treasury Bonds
$ 2,000,000	5.500%	08/15/28	$ 2,185,000
7,765,000	6.250	05/15/30	9,336,807
United States Treasury Notes
4,500,000	4.250	11/15/14	4,484,178
9,965,000	4.000	02/15/15	9,757,917

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,974,722)			$ 25,763,902

Repurchase Agreement(d) – 0.6%
State Street Bank & Trust Co.
$ 3,454,000	4.250%	11/01/07	$ 3,454,000
Maturity Value: $3,454,408
(Cost $3,454,000)

TOTAL INVESTMENTS – 100.0%
(Cost $533,382,541)			$537,245,804
Other assets in excess of liabilities – 0.0%			184,307

Net Assets – 100.0%			$537,430,111

30	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $34,508,522, which represents approximately 6.4% of net assets as of October 31, 2007.
(b)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2007.
(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
(d)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $3,575,000 U.S. Treasury Bill 0.000%, due 03/06/08 with a market value of 3,526,698.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
CMBS	—CommercialMortgage Backed Securities
CMO	—CollateralizedMortgage Obligation
FFCB	—FederalFarm Credit Bank
FHLB	—FederalHome Loan Bank
FHLMC	—FederalHome Loan Mortgage Corp.
FNIC	—FinancialNetwork Investment Corporation
FNMA	—FederalNational Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—GovernmentNational Mortgage Association
GO	—GeneralObligation
MBIA	—Insuredby Municipal Bond Investors Assurance
PAC	—PlannedAmortization Class
RB	—RevenueBond
REMIC	—RealEstate Mortgage Investment Conduit
TAC	—TargetedAmortization Class
XLCA	—Insuredby XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/07	AS OF 10/31/06

Collateralized Mortgage Obligations	29.6%	15.7%
Corporate Obligations	17.8	21.8
Asset-Backed Securities	14.3	13.5
Mortgage-Backed Pass-Through Obligations	12.6	14.3
U.S. Government Agency Obligations	8.7	13.8
Municipal	6.2	6.7
U.S. Treasury Obligations	4.8	7.3
Commercial Mortgages	3.5	4.0
Foreign Debt Obligations	1.0	1.0
Collateralized Mortgage-Backed Securities	0.9	0.0
Short-Term Obligation	0.6	1.4

TOTAL INVESTMENTS	100.0%	99.5%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	31

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for the Commerce Short-Term Government Fund for the one-year period ended October 31, 2007.

A conversation with Scott Colbert, Portfolio Manager of the Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the Fund generated a cumulative total return of 4.97%. This return compares to the 5.99% cumulative total return of the Citigroup 1-5 Year Treasury/Government Sponsored Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The Fund’s performance lagged due to the widening of mortgage spreads during the year, which adversely affected the Fund’s mortgage-related holdings. We maintained the duration of the Fund’s portfolio generally in line with the benchmark index duration over the period. This component neither added to nor detracted from performance. The Fund’s portfolio carried a higher yield than that of the benchmark, which enhanced performance. However this was not enough to offset the drag from the widening of mortgage spreads during the year.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund’s mortgage-backed securities exposure was reduced overall during the year, while the Treasury and agency debenture holdings were increased. The maturity structure of the Fund’s portfolio was left unchanged.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: A reduction in mortgage exposure during the period helped enhance return. We had trimmed mortgage exposure earlier in the year in anticipation of a slowdown in prepayments, wider spreads and a corresponding lag in performance. Increasing Treasury exposure over the past fiscal year helped enhance return.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s strategic overweight allocation to mortgage-backed securities detracted from performance over the past fiscal year. The mortgage sector lagged Treasury issues and US agency debentures during the period. However, toward the end of the year, valuations became very attractive and mortgages were selectively purchased as opportunities arose.

Q: Is the Fund exposed to any of the recent turmoil in the Collateralized Debt Obligation (“CDO”) and Structured Investment Vehicle (“SIV”) markets?

A: The Fund has no direct exposure to either CDO’s or SIV conduits. The Fund normally invests at least 80% of its assets in U.S. Government and Agency securities. The Fund also invests a portion of its assets in high quality Mortgage Backed Securities which have experienced some spread widening as related credit and liquidity concerns filter through the non-Treasury sectors of the fixed income markets. We anticipate that there will be continued market volatility for some time to come as a result of, among other things, ratings agency downgrades, large write-offs of assets by financial institutions and forced liquidations of assets.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional shares (commenced December 12, 1994)(a)	5.20%	4.49%	2.64%	4.97%
Citigroup 1-5 Year Treasury/Government Sponsored Index (as of December 12, 1994)(b)	5.74%	5.06%	3.10%	5.99%

Short-Term Government Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Citigroup 1-5 Year Treasury/Government Sponsored Index, formerly known as the Salomon Brothers 1-5 Year Treasury/Government Sponsored Index, is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE SHORT-TERM GOVERNMENT FUND

Schedule of Investments

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Security(a) – 0.6%
Home Equity – 0.6%
Lehman XS Trust Series 2005-7N, Class 1A1A
$ 564,525	5.143%	12/25/35	$ 554,403
(Cost $522,186)

CMBS – 2.3%
Small Business Administration Series 2006-P10B, Class 1
$1,975,321	5.681%	08/10/16	$ 1,979,685
(Cost $1,989,519)

CMO – 24.1%
American Home Mortgage Investment Trust Series 2004-3, Class 6A4
$1,337,000	5.010%	10/25/34	$ 1,324,288
Bank of America Funding Corp. Series 2004-A, Class 1A3(a)
246,685	5.011	09/20/34	243,439
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB3, Class 1A(a)
556,854	5.758	09/25/34	558,530
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
952,878	4.750	12/25/18	940,405
Countrywide Home Loans, Inc. Series 2003-HYB3, Class 7A1(a)
1,186,748	3.776	11/19/33	1,154,665
FHLMC PAC Series 023, Class PK
703,419	6.000	11/25/23	713,941
FHLMC PAC Series 159, Class H
50,190	4.500	09/15/21	49,817
FHLMC PAC Series 1614, Class MB
270,695	6.500	12/15/09	273,115
FHLMC PAC Series 2109, Class PE
621,945	6.000	12/15/28	628,977
FHLMC PAC Series 2389, Class CD
138,734	6.000	03/15/16	140,247
FHLMC PAC Series 2594, Class OR
402,485	4.250	06/15/32	393,445
FHLMC PAC Series 2626, Class KA
899,917	3.000	03/15/30	846,008
FHLMC REMIC PAC Series 041, Class F
130,842	10.000	05/15/20	130,553
FHLMC REMIC PAC Series 1351, Class TE
661,653	7.000	08/15/22	660,336
FHLMC REMIC PAC Series 1673, Class H
9,621	6.000	11/15/22	9,622
FHLMC REMIC PAC Series 2022, Class PE
177,780	6.500	01/15/28	183,178
FHLMC REMIC PAC Series 2161, Class PG
44,955	6.000	04/15/28	44,949
FHLMC REMIC PAC Series 2345, Class PQ
102,876	6.500	08/15/16	106,806
FHLMC REMIC PAC Series 2439, Class LG
779,374	6.000	09/15/30	784,391
FHLMC Series 031, Class EA Principal-Only Stripped Security(b)
279,807	0.000	04/25/24	273,398

Principal Amount	Interest Rate	Maturity Date	Value
CMO – (continued)
FHLMC Series 2515, Class KA
$ 59,678	5.000%	02/15/16	$ 59,620
FHLMC Series 2584, Class LX
307,221	5.500	12/15/13	307,752
FHLMC Series 2782, Class MC
247,877	4.500	01/15/11	247,400
FHLMC Series T-58, Class 1A3
603,404	4.391	11/25/38	600,289
FNMA PAC Series 1992-129, Class L
405,042	6.000	07/25/22	412,352
FNMA PAC Series 2001-76, Class UC
430,737	5.500	11/25/15	432,189
FNMA PAC Series 2003-117, Class KB
556,000	6.000	12/25/33	559,558
FNMA REMIC PAC Series 1993-132, Class A Principal-Only Stripped Security(b)
92,905	0.000	10/25/22	86,267
FNMA REMIC PAC Series 1998-36, Class J
269,559	6.000	07/18/28	270,022
FNMA REMIC PAC Series 2001-71, Class MB
623,328	6.000	12/25/16	640,654
FNMA REMIC PAC Series 2003-14, Class AP
837,820	4.000	03/25/33	794,879
FNMA REMIC Series 1991-137, Class H
202,944	7.000	10/25/21	213,425
FNMA REMIC Series 1992, Class 89 Principal-Only Stripped Security(b)
60,385	0.000	06/25/22	52,418
FNMA REMIC Series 1993-140, Class J
636,377	6.650	06/25/13	642,435
FNMA REMIC Series 1993-182, Class FA(a)
54,625	3.920	09/25/23	53,424
FNMA REMIC Series 1993-183, Class K
196,166	6.500	07/25/23	199,147
FNMA Series 2003-W17, Class 1A6
100,000	5.310	08/25/33	100,193
GNMA REMIC PAC Series 2001-6, Class PM
53,286	6.500	06/16/30	53,418
GNMA Series 1998-12, Class EB
310,015	6.500	05/20/28	316,339
GNMA Series 2001-53, Class F(a)
84,199	5.348	10/20/31	84,439
Master Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1(a)
1,168,021	3.818	04/21/34	1,152,851
Master Asset Securitization Trust Series 2003-6, Class 9A1
770,068	4.250	07/25/33	743,567
Master Asset Securitization Trust Series 2004-3, Class 5A1
244,354	6.250	01/25/32	245,844
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
607,068	5.000	05/25/18	596,507
Securitized Asset Sales, Inc. Series 1993-7, Class TA6
86,754	6.250	12/25/23	86,445
Vendee Mortgage Trust Series 1996-2, Class 1Z
336,739	6.750	06/15/26	354,189

34	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Value
CMO – (continued)
Washington Mutual MSC Mortgage Pass-Through Series 2002-MS8, Class 4A5
$ 720,735	5.750%		12/25/32	$ 722,259
Washington Mutual, Inc. Series 2003-AR4, Class A6(a)
1,254,500	3.423		05/25/33	1,250,367
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
386,931	5.000		06/25/18	378,225

TOTAL CMO
(Cost $21,327,151)				$21,116,584

Commercial Mortgages – 6.7%
FNMA Series 2000-M2, Class C(a)
$1,044,464	7.178%		07/17/22	$ 1,059,139
GNMA REMIC Series 2004-51, Class A
201,421	4.145		02/16/18	198,858
GNMA Series 2004-09, Class A
1,158,488	3.360		08/16/22	1,129,934
GNMA Series 2004-20, Class C
1,700,000	4.430		04/16/34	1,658,955
GNMA Series 2004-45, Class A
1,188,644	4.020		12/16/21	1,170,150
GNMA Series 2004-60, Class C(a)
650,000	5.240		03/16/28	648,835

TOTAL COMMERCIAL MORTGAGES
(Cost $6,050,396)				$ 5,865,871

Mortgage-Backed Pass-Through Obligations – 6.9%
FHLMC
$ 266,409	5.500%		08/01/17	$ 267,749
167,502	6.000		10/01/23	169,723
1,193,282	5.665	(a)	05/01/36	1,206,606
FNMA
55,123	7.000		03/01/09	55,542
538,420	4.500		11/01/09	532,953
6,185	6.500		02/01/12	6,389
270,522	6.500		09/01/13	278,246
360,401	10.500		11/01/15	390,648
294,239	6.000		07/01/16	299,939
11,375	7.195	(a)	08/01/23	11,519
4,817	9.000		07/01/24	5,206
18,510	7.205	(a)	12/01/28	18,700
107,386	7.000		11/01/31	112,452
775,218	6.000		07/01/33	784,462
1,106,032	4.018	(a)	02/01/34	1,095,740
735,416	5.063	(a)	10/01/34	736,187
GNMA
17,813	8.000		07/15/17	18,839
636	6.125	(a)	11/20/24	644
1,287	6.125	(a)	12/20/24	1,304

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Pass-Through Obligations – (continued)
GNMA
$ 23,520	6.375	%(a)	04/20/26	$ 23,760
20,658	5.750	(a)	08/20/26	20,815
27,644	6.375	(a)	01/20/28	27,977

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $6,178,663)				$ 6,065,400

U.S. Government Agency Obligations – 43.5%
FFCB
$1,900,000	3.000%		04/15/08	$ 1,887,253
3,000,000	5.200		05/02/08	3,008,559
237,000	6.890		09/13/10	252,963
250,000	7.000		09/01/15	284,456
500,000	6.125		12/29/15	541,522
FHLB
125,000	5.875		11/15/07	125,053
115,000	6.020		01/09/08	115,274
50,000	5.970		03/25/08	50,252
1,000,000	6.000		06/11/08	1,008,228
3,400,000	2.625		07/15/08	3,355,035
2,000,000	3.875		08/22/08	1,989,372
250,000	5.365		12/11/08	252,517
125,000	5.900		03/26/09	127,491
35,000	5.985		04/09/09	35,759
3,500,000	5.250		06/19/09	3,547,089
1,250,000	4.750		12/09/11	1,257,518
FHLMC
2,500,000	3.625		02/15/08	2,492,370
1,000,000	4.625		08/15/08	1,000,511
3,700,000	3.625		09/15/08	3,671,702
2,000,000	4.875		02/09/10	2,022,450
3,000,000	5.500	(c)	07/15/11	3,092,775
FNMA
5,500,000	7.250		01/15/10	5,832,569
1,000,000	6.000		05/15/11	1,049,965
1,000,000	6.125		03/15/12	1,059,931

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,170,719)				$38,060,614

U.S. Treasury Obligations – 13.9%
United States Treasury Notes
$1,500,000	4.875%		08/31/08	$ 1,508,437
4,000,000	4.000		06/15/09	4,002,812
1,500,000	4.125		08/15/10	1,507,266
3,000,000	4.500		11/15/10	3,045,000
2,000,000	5.125		06/30/11	2,074,218

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $11,951,445)				$12,137,733

The accompanying notes are an integral part of these financial statements.	35

COMMERCE SHORT-TERM GOVERNMENT FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(d) – 1.4%
State Street Bank & Trust Co.
$1,185,000	4.250%	11/01/07	$ 1,185,000
Maturity Value: $1,185,140
(Cost $1,185,000)

TOTAL INVESTMENTS – 99.4%
(Cost $87,375,079)			$86,965,290
Other assets in excess of liabilities – 0.6%			545,235

Net Assets – 100.0%			$87,510,525

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2007.
(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $3,092,775, which represents approximately 3.5% of net assets as of October 31, 2007.
(d)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,230,000 U.S. Treasury Bill, 0.000%, due 03/06/08 with a market value of $1,213,381.

Investment Abbreviations:
CMBS	—CommercialMortgage Backed Securities
CMO	—CollateralizedMortgage Obligation
FFCB	—FederalFarm Credit Bank
FHLB	—FederalHome Loan Bank
FHLMC	—FederalHome Loan Mortgage Corp.
FNMA	—FederalNational Mortgage Association
GNMA	—GovernmentNational Mortgage Association
MSC	—MortgageSecurities Corp.
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/07	AS OF 10/31/06

U.S. Government Agency Obligations	43.5%	33.7%
Collateralized Mortgage Obligations	24.1	28.5
U.S. Treasury Obligations	13.9	13.0
Mortgage-Backed Pass-Through Obligations	6.9	8.3
Commercial Mortgages	6.7	8.4
Collateralized Mortgage-Backed Securities	2.3	0.0
Asset-Backed Securities	0.6	0.0
Short-Term Obligation	1.4	8.0

TOTAL INVESTMENTS	99.4%	99.9%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

36	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

National, Missouri, and Kansas Tax-Free

Intermediate Bond Funds Overview

We present you with the annual report for the Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2007.

A conversation with Brian Musielak, Portfolio Manager of the National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2007, the National Tax-Free Intermediate Bond Fund generated a cumulative total return of 2.81%.

Over the one-year period ended October 31, 2007, the Missouri Tax-Free Intermediate Bond Fund generated a cumulative total return of 2.77%.

Over the one-year period ended October 31, 2007, the Kansas Tax-Free Intermediate Bond Fund generated a cumulative total return of 2.82%.

These returns compare to the 3.41% cumulative total return of the Lehman 3-15 Year Blend Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: As financial markets go, it should be no surprise that we felt the two biggest positive factors affecting performance last year would reverse and be a drag on performance this fiscal year. Last year’s winners, high yield and bonds with long maturities, both underperformed this fiscal year. The Funds each carried an overweight in non-rated and BBB-rated bonds most of the fiscal year, which hurt performance. We feel very comfortable with the underlying credits we own. Heading into next year, we will be looking to add additional lower-rated credits, if yields increase to the point where we feel we are getting adequately compensated for the inherent risks of owning such bonds. The Funds were not so fortunate when it came to exposure to longer maturities. Given the increase in long-term yields, we began buying most of the our longest maturing bonds at the beginning to middle part of the Funds’ fiscal year, incurring a significant portion of the underperformance those bonds provided in the balance of the year.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The most significant adjustment made to the Funds’ portfolios was their exposure to bonds with maturities past 15 years. In the beginning to middle part of fiscal year 2007, we structured the Funds with an overweight to maturities 10 years and longer. This type of maturity structure performs best when the yield curve flattens. Unfortunately, that did not happen until the latter part of the Funds’ fiscal year. We have maintained our exposure to this segment of the market given our view that the economy is likely to slow. A slower domestic economy will likely lead to lower yields across all maturities.

Q: Could you describe some specific holdings that enhanced returns during the period?

A: In the National Tax-Free Intermediate Bond Fund, the best performing bonds were some of our shorter positions such as Utah St Bldg Rev* 5% due 5/15/12, Michigan Higher Ed Auth Rev* 5.70% due 12/1/14, and Tulsa OK Pub Facs* 6.20% due 11/1/09.

In the Missouri Tax-Free Intermediate Bond Fund, the best performing bonds were some of our shorter positions such as Missouri St Health & Ed* 6.75% due 5/15/12, St Charles Community College* 5.00% due 2/15/17, and Jackson County Rev* 5.5% due 12/1/12.

In the Kansas Tax-Free Intermediate Bond Fund, the best performing bonds were some of our shorter positions such as University KS Hosp Rev* 6.0% due 9/1/14, Kansas St Dev Finance Auth* 5% due 8/1/17, and Dodge KS S/D* 5% due 03/1/12.

Q: What were some examples of holdings that didn’t meet your expectations?

A: For each Fund, our worst performing positions tended to be the higher quality bonds with shorter maturities. Examples include the following:

In the National Tax-Free Intermediate Bond Fund, South Harrison IN S/D* 4.50% due 7/15/20 and Maricopa Cnty AZ* 4.50% due 7/1/21 performed poorly.

In the Missouri Tax-Free Intermediate Bond Fund, Puerto Rico* 5.50% due 7/1/19 and St. Charles Community College* 5% due 2/15/17 performed poorly.

In the Kansas Tax-Free Intermediate Bond Fund, Kansas St Dev Finance Auth* 5% due 8/1/10 and Topeka KS* 5.00% due 6/1/23 performed poorly.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)	4.80%	4.51%	3.58%	2.81%
Lehman 3-15 Year Blend Index (as of March 1, 1995)(b)	5.63%	5.05%	4.00%	3.41%

National Tax-Free Intermediate Bond Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 98.7%
Alabama – 2.6%
Alabama Drinking Water Finance Authority Revenue Bonds (Revolving Funding Program) Series A (AMBAC) (AAA/Aaa)
$ 760,000	4.700%	08/15/11	$ 767,167
Birmingham AL GO Bonds (Refunding Warrants) Series B (FSA) (AAA/Aaa)
650,000	5.500	07/01/12	703,046
Birmingham AL Special Care Facilities Financing Authority Revenue Bonds (Childrens Hospital) Series B (AMBAC) (AAA/Aaa)
1,005,000	5.000	06/01/16	1,065,079
Madison AL GO Bonds (Refunding Warrants) (FSA) (AAA/Aaa)
1,160,000	5.000	04/01/19	1,241,687

			3,776,979

Alaska(a) – 0.2%
Alaska State Housing Finance Corp Revenue Bonds Series A (MBIA) (AAA/Aaa)
300,000	3.450	12/01/30	300,000

Arizona – 2.6%
Glendale AZ Industrial Development Authority Revenue Bonds (Refunding Midwestern University) (A-/NR)
1,000,000	5.250	05/15/19	1,078,080
500,000	5.250	05/15/22	536,350
Maricopa County AZ School District No. 6 Washington Elementary GO Bonds (School Improvement Project 2001) Series B (FSA) (AAA/Aaa)
400,000	5.000	07/01/17	435,772
Pinal County AZ Unified School District No. 43 Apache Junction GO Bonds (Refunding) (FGIC) (AAA/Aaa)
500,000	5.750	07/01/15	566,695
Queen Creek AZ Excise Tax & State Shared Revenue Bonds (MBIA) (AAA/Aaa)
1,070,000	5.000	08/01/27	1,118,610

			3,735,507

Arkansas – 2.7%
Arkansas State Development Finance Authority Economic Development Revenue Bonds (Taxable) (A/NR)
1,090,000	5.480	09/01/17	1,066,456
Arkansas State Development Finance Authority State Park Facilities Revenue Bonds (Mt. Magazine Project) (FSA) (AAA/Aaa)
1,000,000	5.000	01/01/17	1,062,440
Arkansas State Federal Highway Grant GO Bonds Series A (AA/Aa2)
325,000	5.500	08/01/10	336,190
1,000,000	5.250	08/01/11	1,045,270
Arkansas State GO Bonds Capital Appreciation College Savings Series C (AA/Aa2)(b)
540,000	0.000	06/01/12	453,189

			3,963,545

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
California – 1.4%
West Contra Costa CA Unified School District GO Bonds (Refunding) Series A (MBIA) (AAA/Aaa)
$1,810,000	5.700%	02/01/22	$ 2,056,866

Colorado – 2.3%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-Littleton Academy) (ETM) (NR/NR)
425,000	5.375	01/15/12	437,372
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (ETM) (NR/WR)
225,000	5.250	06/01/11	230,825
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Nashville Public Radio) (ETM) (NR/NR)
365,000	5.500	04/01/09	375,169
390,000	5.500	04/01/10	408,014
Colorado State Department of Corrections Certificates of Participation (Capital Appriciation) (AMBAC) (AAA/Aaa)(b)
100,000	0.000	03/01/10	91,839
Douglas County School District No. 1 (Douglas & Elbert Counties) GO Bonds (Capital Appreciation) Series B (NR/Aa3)(b)
550,000	0.000	12/15/13	433,840
El Paso County School District No. 11 GO Bonds (Capital Appreciation) (MBIA) (AAA/Aaa)(b)
1,000,000	0.000	12/01/12	825,360
El Paso County School District No. 20 (Capital Appreciation) (FSA) (NR/Aaa)(b)
720,000	0.000	12/15/14	544,788

			3,347,207

District Of Columbia – 1.3%
District of Columbia GO Bonds (Multimodal) Series A (FSA) (AAA/Aaa)(a)
200,000	3.230	06/01/15	200,000
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (AAA/Aaa)
555,000	5.750	07/01/11	591,147
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds (FSA) (AAA/Aaa)
500,000	5.500	10/01/17	560,825
Metropolitan Washington DC Airports Authority Revenue Bonds (Refunding) Series B (AMT) (MBIA) (AAA/Aaa)
500,000	5.250	10/01/09	512,200

			1,864,172

Florida – 4.5%
Florida Municipal Loan Council Revenue Bonds Series A (MBIA) (AAA/Aaa)
1,000,000	5.000	10/01/20	1,071,790
Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,330,000	5.500	03/01/14	1,438,315

The accompanying notes are an integral part of these financial statements.	39

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Florida – (continued)
Manatee County FL School Board (Certificates of Participation) (MBIA) (AAA/Aaa)
$1,000,000	4.650%	07/01/10	$ 1,011,450
Orlando Utilities Community Systems Revenue Bonds (Refunding) (AA/Aa1)
1,500,000	5.000	10/01/22	1,589,475
Tallahassee FL Construction Utilities Systems Revenue Bonds (Refunding) (AMBAC) (AAA/Aaa)
1,350,000	5.000	10/01/29	1,399,883

			6,510,913

Illinois – 9.0%
Chicago IL Board of Education Certificates of Participation (Lease) Series A (MBIA) (AAA/Aaa)
500,000	6.250	01/01/10	528,390
Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)(c)
2,000,000	6.000	07/01/10	2,148,620
1,000,000	6.125	07/01/10	1,077,460
Chicago IL Wastewater Transmission Revenue Bonds (Second Lien) Series A (MBIA) (AAA/Aaa)(a)
100,000	3.440	01/01/39	100,000
Cook County IL High School District No. 214-Arlington Heights Township (Limited Tax) (MBIA) (NR/Aaa)
1,525,000	5.000	12/01/25	1,603,110
Cook County IL School District No. 039 Wilmette GO Bonds (Prerefunded) Series 2001 (NR/Aa1)(c)
175,000	5.750	12/01/11	189,887
Cook County IL School District No. 039 Wilmette GO Bonds (Unrefunded Balance) Series 2001 (NR/Aa1)
850,000	5.750	12/01/13	916,955
Elgin IL GO Bonds (Refunding) Series B (NR/Aa2)
25,000	4.800	01/01/10	25,047
Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund University Center Project) (ETM) (NR/Aaa)
670,000	5.500	05/01/12	723,479
Illinois Finance Authority Revenue Bonds (Columbia College) (MBIA) (AAA/Aaa)
2,000,000	5.250	12/01/22	2,145,480
Illinois Finance Authority Revenue Bonds (Refunding Shedd Aquarium Society) (AMBAC) (AAA/Aaa)
1,685,000	5.000	07/01/21	1,771,255
Illinois Housing Development Authority Revenue Bonds (Muli-Family Housing) Series D (FGIC) (AAA/Aaa)
1,000,000	4.625	07/01/23	1,002,650
Illinois Housing Development Authority Revenue Bonds (Refunding Single Family Housing) Series C-1 (AA/Aa2)
255,000	3.700	02/01/13	253,070
Will County IL Community Unit School District No. 365 Valley View GO Bonds (Capital Appreciation) Series B (FSA) (AAA/Aaa)(b)
635,000	0.000	11/01/13	504,457

			12,989,860

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Indiana – 6.6%
Allen County IN War Memorial Revenue Bonds (Refunding Coliseum Additions Building Corp.) Series A (NR/Aa3)
$ 600,000	5.000%	05/01/16	$ 643,716
615,000	5.000	11/01/16	661,531
Anderson IN School Building Corp. GO Bonds (First Mortgage) (FSA) (AAA/Aaa)(c)
420,000	5.000	07/15/14	453,125
Elkhart County IN Complex Building Corp. Revenue Bonds (First Mortgage) (AA-/NR)
880,000	4.000	06/01/12	892,470
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.750	08/15/11	395,050
Evansville Vanderburgh IN Public Leasing Corp. Revenue Bonds (Refunding First Mortgage) (AMBAC) (AAA/Aaa)
1,740,000	5.250	07/15/16	1,902,011
Frankfort IN High School Elementary School Building Corp. Revenue Bonds (First Mortgage) (FSA) (AAA/Aaa)
1,635,000	4.500	07/15/17	1,687,173
Indiana Health & Educational Facilities Financing Authority Revenue Bonds (Refunding University of Indianapolis Educational Facilities) (A-/NR)
1,090,000	5.000	10/01/15	1,156,381
Indianapolis Local Public Improvement Revenue Bonds (Refunding) Series B (AA/Aa2)
1,300,000	6.000	01/10/20	1,476,085
Monroe-Gregg Industrial Grade School Building Corp. Revenue Bonds (First Mortgage) (FSA) (AAA/Aaa)
375,000	4.250	07/15/17	378,968

			9,646,510

Iowa – 2.1%
Iowa Finance Authority Revenue Bonds (Refunding Child Services) (NR/NR)
160,000	5.100	06/01/17	156,325
480,000	5.125	06/01/18	466,819
200,000	5.125	06/01/20	191,324
Iowa Finance Authority Revenue Bonds (Single Family Mortgage) Series A (GNMA/FNMA) (AAA/Aaa)
245,000	4.300	07/01/16	246,115
Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (AMT) (NR/Aaa)
2,000,000	5.700	06/01/09	2,042,060

			3,102,643

Kansas – 1.0%
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/A3)
750,000	5.250	07/01/12	785,850
Neosho County KS Sales Tax Revenue Bonds (MBIA) (ETM) (AAA/Aaa)
150,000	5.500	08/15/11	157,159
Sedgwick County Unified School District No. 261 (Refunding & School Improvement) (FSA) (AAA/NR)
450,000	5.000	11/01/32	468,306

			1,411,315

40	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kentucky – 0.7%
Butler County KY School District Finance Corp. School Building Revenue Bonds (Refunding) Series B (NR/Aa3)
$ 560,000	3.250%	08/01/13	$ 541,341
Jefferson County KY GO Bonds (Refunding) Series C (AMT) (AA+/Aa2)
460,000	5.450	05/15/08	464,765

			1,006,106

Louisiana – 2.9%
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds (Capital Projects & Equipment Acquisition) (AMBAC) (AAA/Aaa)
2,755,000	5.250	12/01/18	3,014,080
Tangipahoa Parish LA Hospital Service District No. 1 Revenue Bonds (Refunding North Oaks Medical Center Project) Series A (A/NR)
1,100,000	5.375	02/01/18	1,159,433

			4,173,513

Massachusetts – 0.0%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
10,000	5.250	06/01/13	10,188

Michigan – 10.3%
Galesburg-Augusta MI Community Schools GO Bonds (Refunding) (Q-SBLF/FGIC) (AAA/Aaa)
150,000	4.500	05/01/30	148,118
Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (AAA/Aaa)
550,000	4.000	05/01/14	556,540
Lake Orion MI Community School District GO Bonds Series A (Q-SBLF/FGIC) (AAA/Aaa)(c)
2,000,000	6.000	05/01/10	2,121,620
Michigan Higher Education Facilities Authority Limited Obligation Revenue Bonds (Calvin College Project) (NR/NR)(c)
500,000	5.400	12/01/10	527,730
1,125,000	5.550	12/01/10	1,192,264
1,625,000	5.650	12/01/10	1,726,855
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (AAA/Aa2)(c)
1,650,000	6.125	11/15/09	1,752,778
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
2,500,000	5.500	11/15/10	2,611,800
Newaygo MI Public Schools GO Bonds (Q-SBLF) (AA-/Aa3)(c)
750,000	5.000	05/01/10	777,862
250,000	5.125	05/01/10	260,025
Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-SBLF) (AA-/Aa3)(c)
475,000	5.300	05/01/10	496,014
South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AA-/Aa3)(c)
875,000	5.500	05/01/10	917,857

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Michigan – (continued)
Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AA-/Aa3)(c)
$ 665,000	5.100%	05/01/10	$ 691,600
Thornapple Kellogg MI School District GO Bonds (Refunding) (FSA/Q-SBLF) (AAA/Aaa)
1,130,000	5.000	05/01/21	1,188,444

			14,969,507

Minnesota – 2.1%
Chaska MN Electric Revenue Bonds Series A (NR/A3)(c)
1,000,000	6.000	10/01/10	1,070,460
Dakota County MN Community Development Agency GO Bonds (Governmental Housing Development) (Refunding Senior Housing Facilities) Series A (AA+/Aaa)
900,000	5.000	01/01/15	971,163
Minneapolis St. Paul MN Housing Finance Board Single Family Mortgage Revenue Bonds (Mortgage Backed Securities City Living Project) Series A-3 (GNMA/FNMA) (AAA/NR)
980,561	5.700	04/01/27	1,037,718

			3,079,341

Mississippi – 0.5%
Mississippi Medical Center Educational Building Corp. Revenue Bonds (University of Mississippi Medical Center Project) (MBIA-IBC) (ETM) (AAA/Aaa)
770,000	5.650	12/01/09	784,661

Missouri – 6.2%
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)
400,000	5.250	06/01/12	420,008
Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project) (NR/Aa3)
865,000	5.000	12/01/13	927,574
Joplin MO Industrial Development Authority Health Care Facilities Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
290,000	4.000	02/15/08	289,762
555,000	5.500	02/15/14	586,263
Missouri State Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AAA/Aaa)
1,000,000	5.250	12/01/13	1,062,730
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
1,070,000	5.000	04/01/19	1,111,912
Missouri State Health & Educational Facility Authority Revenue Bonds (SSM Health Care) Series A (MBIA) (AAA/Aaa)
200,000	5.000	06/01/12	203,572
Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
780,000	4.750	12/01/10	795,647

The accompanying notes are an integral part of these financial statements.	41

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Osage Beach MO Waterworks & Sewer System Revenue Bonds (NR/NR)(c)
$ 225,000	5.500%	12/01/10	$ 238,129
290,000	5.600	12/01/10	307,760
Raytown MO Sewer Revenue Bonds (NR/NR)
275,000	4.625	07/01/24	263,719
Springfield MO Special Obligations (College Station Garage) Series A (NR/A1)
540,000	4.500	11/01/18	545,632
530,000	4.500	11/01/19	532,115
St. Charles MO Certificates of Participation Series B (NR/A2)
1,000,000	5.500	05/01/18	1,057,610
St. Louis County MO Industrial Development Authority Health Facilities Revenue Bonds (Refunding Ranken Jordan Project) (NR/NR)
500,000	5.000	11/15/17	501,070
St. Louis MO Parking Facilities Revenue Bonds (Downtown Parking Facilities) Series A (NR/NR)(c)
200,000	5.875	02/01/12	217,644

			9,061,147

Montana – 0.6%
Montana State Board Housing Revenue Bonds (Single Family Mortgage) Series A-2 (AMT) (AA+/Aa1)
405,000	4.350	06/01/16	401,873
Montana State Board Housing Revenue Bonds (Single Family Mortgage) Series A-2 (AMT) (GO) (AA+/Aa1)
415,000	4.350	12/01/16	411,643

			813,516

Nebraska – 0.4%
Nebraska Investment Finance Authority Revenue Bonds (Single Family Housing) Series F (GNMA/FNMA/FHLMC) (AAA/NR)
125,000	4.300	09/01/14	124,563
180,000	4.350	03/01/15	179,555
100,000	4.350	09/01/15	99,732
105,000	4.400	09/01/16	104,320

			508,170

New Mexico – 0.4%
Albuquerque NM Apartment Revenue Bonds (Refunding) (AMT) (AMBAC) (AAA/Aaa)
500,000	5.375	07/01/13	523,830
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
10,000	6.150	09/01/17	10,275

			534,105

New York – 4.5%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding) Series A (AA-/A1)
2,000,000	5.100	01/01/21	2,083,880

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
New York – (continued)
New York NY City Transitional Finance Authority Revenue Bonds (Prerefunded Future Tax) Series B (AAA/Aa1)(c)
$ 375,000	6.000%	05/15/10	$ 402,431
New York NY City Transitional Finance Authority Revenue Bonds (Unrefunded Future Tax) Series B (AAA/Aa1)(c)
125,000	6.000	05/15/10	134,144
New York NY GO Bonds (Prerefunded) Series J (AAA/Aa3)(c)
90,000	5.250	08/01/08	92,137
New York NY GO Bonds (Unrefunded Balance) Series J (AA/Aa3)
2,495,000	5.250	08/01/11	2,550,564
New York NY GO Bonds Series G (AA/Aa3)
1,000,000	5.625	08/01/13	1,084,270
New York State Dormitory Authority Revenue Bonds (Unrefunded Balance) Series C (AA-/A1)
135,000	7.375	05/15/10	142,082

			6,489,508

North Carolina – 0.5%
Durham NC Certificates of Participation Series B (AA+/Aa2)
445,000	4.250	06/01/15	458,946
Durham Water & Sewer Utility System Revenue Bonds (Wachovia Bank N.A.) (Variable) (AAA/Aa3)(a)
300,000	3.230	12/01/15	300,000

			758,946

North Dakota – 1.6%
North Dakota State Building Authority Revenue Bonds (Refunding) Series B (AMBAC) (AAA/Aaa)
725,000	4.250	12/01/16	737,883
North Dakota State Housing Finance Agency Mortgage Revenue Bonds (Housing Finance Project) Series B (AMT) (AAA/Aa1)
550,000	4.400	07/01/16	547,624
North Dakota State Housing Finance Agency Revenue Bonds (Housing Finance Project) Series B (AAA/Aa1)
635,000	4.450	07/01/17	628,091
North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving Funding Program) Series A (NR/Aaa)(c)
400,000	6.000	10/01/10	428,412

			2,342,010

Ohio – 7.4%
Akron OH Certificates of Participation (Parking Facilities Project) Series A (AMBAC) (AAA/NR)
1,250,000	5.000	12/01/16	1,345,300
Cleveland OH Municipal School District GO Bonds (FSA) (AAA/Aaa)
1,695,000	5.000	12/01/22	1,776,089
Cuyahoga County OH GO Bonds (Sewer District Improvement) (AA+/Aa1)
165,000	5.550	12/01/20	173,685

42	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Ohio – (continued)
Fairview Park OH GO Bonds (Refunding Improvements) (MBIA) (NR/Aaa)
$1,000,000	5.000%	12/01/30	$ 1,041,050
Indian Lake OH Local School District GO Bonds (Refunding & Improvement School Facilities Construction) (MBIA) (AAA/Aaa)
830,000	4.500	12/01/21	839,636
Knox County OH Hospital Facilities Revenue Bonds (Refunding Knox Community Hospital) (Radian) (AA/NR)
2,885,000	5.000	06/01/12	2,958,337
Ohio State Higher Educational Facilities Revenue Bonds (College of Wooster Project) (NR/A1)
520,000	5.000	09/01/14	553,306
Olentangy Local School District GO Bonds (Capital Appreciation Refunding) Series A (FSA) (AAA/Aaa)(b)
500,000	0.000	12/01/16	345,680
Sidney OH City School District GO Bonds (Capital Appreciation Refunding) (FGIC) (AAA/Aaa)(b)
1,025,000	0.000	12/01/16	708,644
1,035,000	0.000	12/01/17	680,285
Westlake OH GO Bonds (Street Improvement) (AAA/Aaa)
260,000	5.250	12/01/25	290,459

			10,712,471

Oklahoma(c) – 1.9%
Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA-/NR)
2,530,000	6.200	11/01/09	2,713,450

Oregon – 3.2%
Oregon State Department of Administrative Services Lottery Revenue Bonds (Taxable Lottery Administration) (FSA) (AAA/Aaa)
250,000	5.389	04/01/08	250,483
Oregon State Housing & Community Services Department Mortgage Revenue Bonds (Single-Family Mortgage) Series D (NR/Aa2)
1,255,000	4.350	07/01/18	1,255,753
1,450,000	4.400	07/01/19	1,444,693
970,000	4.450	07/01/20	962,531
Oregon State Housing & Community Services Department Mortgage Revenue Bonds Series E (NR/Aa2)
415,000	4.600	07/01/30	398,051
Oregon State Housing & Community Services Department Revenue Bonds (Single Family Mortgage) Series F (NR/Aa2)
300,000	4.450	07/01/22	298,386

			4,609,897

Pennsylvania – 0.5%
Oxford PA Area Sewer Authority Revenue Bonds (FSA) (NR/Aaa)
765,000	4.500	03/01/13	773,583

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – 0.0%
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (AAA/Aaa)
$ 10,000	5.000%	07/01/20	$ 10,871

Rhode Island – 0.5%
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (AMT) (NR/Aaa)
180,000	5.700	12/01/12	185,087
190,000	5.750	12/01/13	195,582
205,000	5.800	12/01/14	211,373
125,000	5.900	12/01/15	129,240

			721,282

South Carolina – 1.1%
Berkeley County SC GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
445,000	5.000	09/01/14	475,990
Florence SC Water & Sewer Revenue Bonds (AMBAC) (AAA/Aaa)
390,000	7.500	03/01/11	428,072
Greenville County SC Public Facilities Corp. Certificates of Participation (Refunding University Center Project) (AMBAC) (AAA/Aaa)
700,000	5.000	04/01/16	751,415

			1,655,477

South Dakota – 0.8%
Hot Springs SD School District No 23-2 (NR/NR)
60,000	4.800	07/01/09	61,095
60,000	4.800	07/01/09	61,094
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1) (AMT) (AAA/Aa1)
240,000	5.150	05/01/11	243,926
South Dakota Housing Development Authority Revenue Bonds (Multiple Purpose) Series A (FSA) (NR/Aaa)
125,000	4.300	11/01/10	126,683
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
660,000	5.000	09/01/10	684,196

			1,176,994

Tennessee – 1.4%
Memphis TN GO Bonds (Refunding & General Improvement) (A/A1)
1,040,000	5.000	10/01/17	1,119,924
Memphis-Shelby County TN Sports Authority, Inc. Revenue Bonds (Memphis Arena Project) Series A (AMBAC) (AAA/Aaa)
700,000	5.500	11/01/11	750,890
Tennessee Housing Development Agency Revenue Bonds (Homeownership Program) (AMT) (GO) (AA/Aa2)
220,000	4.250	01/01/14	218,368

			2,089,182

The accompanying notes are an integral part of these financial statements.	43

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Texas – 7.1%
Channelview TX Independent School District GO Bonds (Building) Series B (PSF-GTD) (AAA/Aaa)
$ 250,000	5.000%	08/15/20	$ 261,975
625,000	5.000	08/15/21	653,062
Comal TX Independent School District GO Bonds (Capital Appreciation) (Refunding) (PSF-GTD) (NR/Aaa)(b)
1,700,000	0.000	02/01/15	1,264,545
Corpus Christi TX Utility System Revenue Bonds (Refunding) (FSA) (AAA/Aaa)
375,000	5.000	07/15/12	396,806
Dallas Civic Center Revenue Bonds (Refunding & General Improvement) (MBIA) (AAA/Aaa)
1,000,000	4.875	08/15/23	1,013,960
Dallas Fort Worth TX International Airport Revenue Bonds (Refunding & Improvement) Series A (FGIC) (AAA/Aaa)
130,000	5.750	11/01/15	138,065
Dickinson TX Independent School District GO Bonds (Refunding School Building) (PSF-GTD) (AAA/Aaa)
500,000	5.000	02/15/14	535,510
El Campo TX Independent School District GO Bonds (PSF-GTD) (AAA/NR)
655,000	4.500	08/15/19	667,013
Harris County TX Revenue Bonds Toll Roads Subordinated Lien (Refunding) (AA+/Aa1)(c)
365,000	5.000	08/01/08	369,260
Houston TX Community College Systems Revenue Bonds (Unrefunded Balance) (Refunding) (MBIA) (AAA/Aaa)
1,000,000	5.375	04/15/13	1,055,670
Lake Worth Independent School District GO Bonds (Capital Appreciation) Series B (PSF-GTD) (AAA/NR)(b)
1,000,000	0.000	02/15/15	745,320
North Harris Montgomery Community College District Revenue Bonds (Refunding) (FGIC) (AAA/Aaa)
420,000	5.750	02/15/18	439,832
Pearland TX Certificates Obligations GO Bonds (AMBAC) (AAA/Aaa)
660,000	5.250	03/01/21	711,381
Pecos Barstow Toyah Independent School District (School Building) (PSF-GTD) (AAA/NR)
1,870,000	5.000	02/15/26	1,947,362
San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)(c)
10,000	6.000	02/01/10	10,549
Texas State Department of Housing & Community Affairs Single Family Revenue Bonds (Refunding) (AMT) (FHA/VA Mortgages) (AAA/Aa1)
150,000	4.600	09/01/19	147,573

			10,357,883

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Utah – 0.7%
Utah State Board Regents Auxiliary Systems & Student Fee Revenue Bonds for Salt Lake Community College (FSA) (AAA/Aaa)
$1,000,000	5.500%	06/01/16	$ 1,059,340

Virginia – 0.8%
Richmond VA Metropolitan Authority Expressway Revenue Bonds (Refunding) (FGIC) (AAA/Aaa)
1,000,000	5.250	07/15/17	1,089,130

Washington – 3.5%
CDP-King County III WA Lease Revenue Bonds (Refunding King Street Center Project) (MBIA) (AAA/Aaa)
1,000,000	4.500	06/01/22	1,010,050
Clark County WA School District No. 114 Evergreen (FSA) (NR/Aaa)
330,000	5.375	12/01/14	353,189
Everett WA Public Facilities District Ltd. Sales Tax & Interlocal Revenue Bonds Series A (A/NR)
1,000,000	5.000	12/01/24	1,023,010
Ocean Shores WA Local Improvement District Bond Anticipation Notes Series 2007-01 (NR/NR)
1,550,000	4.750	08/01/11	1,578,582
Pierce County WA GO Bonds (FGIC) (AAA/Aaa)
140,000	4.375	12/01/27	135,540
Washington State Higher Education Facilities Authority Revenue Bonds (Prerefunded University Puget Sound) (A+/A1)(c)
375,000	4.750	04/01/08	380,734
Washington State Higher Education Facilities Authority Revenue Bonds (Unrefunded Balance University Puget Sound) (A+/A1)
625,000	4.750	10/01/08	631,437

			5,112,542

Wisconsin – 1.6%
Grafton WI School District GO Bonds (MBIA) (NR/Aaa)(c)
615,000	5.750	04/01/11	659,243
Milwaukee County WI Airport Revenue Bonds (Refunding) Series B (MBIA) (NR/Aaa)
350,000	5.000	12/01/15	372,442
Monona WI Revenue Bonds Taxable Anticipation Notes (NR/A1)
755,000	5.650	09/01/11	765,729
Plymouth WI Combined Utility Revenue Bonds (XLCA) (NR/Aaa)
205,000	4.375	05/01/09	207,757
230,000	4.375	05/01/12	237,519

			2,242,690

Wyoming – 1.2%
Wyoming Community Development Authority Housing Revenue Bonds Series 5 (AMT) (AA+/Aa1)
785,000	4.800	06/01/09	794,098

44	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Wyoming – (continued)
Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA+/Aa1)
$ 30,000	5.150%	12/01/10	$ 30,876
85,000	5.200	12/01/11	87,877
Wyoming Community Development Authority Housing Revenue Bonds Series 8 (AMT) (AA+/Aa1)
165,000	4.250	06/01/14	164,434
280,000	4.250	12/01/14	278,978
385,000	4.300	12/01/15	383,949

			1,740,212

TOTAL MUNICIPAL BOND OBLIGATIONS (Cost $140,454,396)			$143,301,239

Repurchase Agreement(d) – 0.8%
State Street Bank & Trust Co.
$1,215,000	4.250%	11/01/07	$ 1,215,000
Maturity Value: $1,215,143
(Cost $1,215,000)

TOTAL INVESTMENTS – 99.5% (Cost $141,669,396)			$144,516,239
Other assets in excess of liabilities – 0.5%			749,126

Net Assets – 100.0%			$145,265,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.
(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Prerefunded security. Maturity date disclosed is prerefunding date.
(d)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,260,000 U.S. Treasury Bill, 0.000%, due 03/06/08 with a market value of $1,242,976.
Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
ETM	—Escrowto Maturity
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FHLMC	—Insuredby Federal Home Loan Mortgage Corp.
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
MBIA	—Insuredby Municipal Bond Investors Assurance
MBIA-IBC	—Insuredby Municipal Bond Investors Assurance – Insured Bond Certificates
NR	—NotRated
PSF-GTD	—Guaranteedby Permanent School Fund
Q-SBLF	—QualifiedSchool Bond Loan Fund
Radian	—Insuredby Radian Asset Assurance
VA	—VeteransAdministration
XLCA	—Insuredby XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/07	AS OF 10/31/06

General Obligations	23.3%	28.3%
Prerefunded Escrow to Maturity	16.7	17.4
Lease	11.8	14.2
General	10.5	8.6
Education	7.8	6.4
Hospital	7.8	6.4
Single Family Housing	7.5	6.9
Water/Sewer	6.0	5.1
Transportation	4.0	3.5
Student	2.0	1.9
Multi Family Housing	1.3	0.8
Short-Term Obligation	0.8	0.8
Crossover	0.0	0.7

TOTAL INVESTMENTS	99.5%	101.0%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	45

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Ten Years	Five Years	One Year
Institutional shares (commenced February 21, 1995)(a)	4.65%	4.39%	3.35%	2.77%
Lehman 3-15 Year Blend Index (as of March 1, 1995)(b)	5.63%	5.05%	4.00%	3.41%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1997 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 99.1%
Michigan – 0.7%
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (AAA/Aa2)(a)
$ 500,000	6.125%	11/15/09	$ 531,145
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
500,000	5.500	11/15/10	522,360

			1,053,505

Missouri – 98.0%
Belton MO Certificates of Participation Series B (MBIA) (NR/Aaa)(a)
460,000	4.650	03/01/08	461,849
Belton MO School District No. 124 Direct Deposit Program GO Bonds Series A (Refunding) (AA+/Aa1)
150,000	4.000	03/01/17	150,243
Bi-State Development Agency MO Metro District Revenue Bonds (Refunding- St. Clair County Metrolink Project) (FSA) (AAA/Aaa)
2,000,000	5.250	07/01/20	2,198,220
1,000,000	5.250	07/01/28	1,100,130
Bonne Terre MO Certificates of Participation (AMBAC) (NR/NR)
250,000	5.250	11/01/15	271,588
Branson MO Reorganized School District No. R-4 GO Bonds (FSA) (AAA/Aaa)
1,000,000	5.000	03/01/18	1,066,150
1,250,000	5.000	03/01/19	1,326,962
Branson MO Reorganized School District No. R-4 GO Bonds School District Direct Deposit Program (AMBAC) (AAA/Aaa)
300,000	5.500	03/01/14	330,354
Camdenton MO Reorganized School District No. RIII GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
500,000	5.250	03/01/17	551,480
1,000,000	5.250	03/01/21	1,076,640
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)
930,000	5.250	06/01/11	968,939
1,000,000	5.250	06/01/13	1,056,740
Clay County MO Public Building Authority Leasehold Revenue Bonds Series C (General Improvement) (FSA) (AAA/Aaa)
40,000	5.000	05/15/09	40,340
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series A (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.000	03/01/18	1,040,080
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series B (FSA) (AAA/Aaa)
1,000,000	5.000	03/01/18	1,040,080
Clay County MO Reorganized School District No. R1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.000	03/01/13	769,541
900,000	5.000	03/01/15	935,928
Clay County MO Reorganized School District No. R1 Kearney School Building Direct Deposit Program GO Bonds Series B (AA+/Aa1)
695,000	5.000	03/01/21	728,353
650,000	5.000	03/01/22	679,945

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Clinton MO Certificates of Participation (Refunding & Improvement) (NR/NR)
$ 400,000	5.000%	12/01/12	$ 413,732
Columbia MO Water & Electricity Revenue Bonds (Unrefunded Balance-Refunding and Improvement Series A) (AA-/A1)
230,000	4.700	10/01/10	232,410
Florissant MO Certificates of Participation (FGIC) (NR/Aaa)
330,000	5.000	08/01/11	346,833
560,000	5.000	08/01/12	594,098
485,000	5.000	08/01/15	511,500
500,000	5.000	08/01/16	525,545
450,000	5.000	08/01/17	470,808
Fort Zumwalt MO School District Direct Deposit Program GO Bonds Series A (AA+/Aa1)
1,080,000	5.000	03/01/19	1,148,677
Fort Zumwalt MO School District GO Bonds (Refunding Direct Deposit Program Series A) (AA+/Aa1)
700,000	5.000	03/01/17	747,677
935,000	5.000	03/01/18	995,008
945,000	5.000	03/01/19	1,000,727
Franklin County MO Public Water Supply District No. 3 Certificates of Participation (Refunding Series C) (FGIC) (NR/Aaa)
395,000	5.000	12/01/15	417,977
Greene County MO Reorganized School District No. R8 Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
520,000	5.250	03/01/16	549,978
Hickman Mills MO C-1 School District Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
2,300,000	5.000	03/01/19	2,400,188
Jackson County MO Consolidated School District No. 002 Direct Deposit Program GO Bonds (AA+/NR)
1,275,000	5.000	03/01/18	1,317,840
Jackson County MO Consolidated School District No. 002 GO Bonds (Direct Deposit Program) (MBIA) (AAA/Aaa)
1,250,000	5.000	03/01/22	1,317,750
Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project Series B) (NR/Aa3)
530,000	4.500	12/01/19	539,874
555,000	4.500	12/01/20	563,669
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)(a)
325,000	5.250	11/01/08	334,068
340,000	5.350	11/01/08	349,816
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (MBIA) (NR/Aaa)
500,000	5.000	12/01/20	529,130
Jackson County MO Reorganized School District No. 007 Lee’s Summit School District Certificates of Participation (Refunding) (NR/NR)
300,000	5.000	10/01/08	300,360
Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aaa)
2,000,000	5.500	12/01/12	2,166,000

The accompanying notes are an integral part of these financial statements.	47

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Jefferson County MO Consolidated Public Water Supply District No. C-1 Revenue Bonds (AMBAC) (NR/Aaa)
$1,000,000	5.250%	12/01/15	$ 1,074,410
Jefferson County MO Consolidated School District No. 006 Direct Deposit Program GO Bonds (MBIA) (AAA/Aaa)
1,000,000	5.000	03/01/18	1,040,080
2,000,000	5.000	03/01/19	2,072,120
Jefferson County MO Reorganized School District No. R6 GO Bonds (Refunding Insured) (FGIC) (AAA/Aaa)
530,000	5.000	03/01/11	546,006
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (AA/NR)(a)
300,000	5.700	06/01/10	316,242
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (AA/NR)(a)
380,000	5.750	06/01/10	401,037
400,000	5.800	06/01/10	422,632
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (ETM) (AA/NR)
330,000	5.350	06/01/09	339,507
Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Freeman Health System Project) (BBB+/NR)
600,000	5.500	02/15/12	627,816
Kansas City MO Land Clearance Revenue Bonds (Refunding & Improvement) Series E (XLCA) (AAA/Aaa)
1,000,000	5.000	12/01/15	1,080,550
Kansas City MO Metropolitan Community Colleges Building Corp. Leasehold Revenue Bonds (Refunding & Improvement) (FGIC) (NR/Aaa)
1,000,000	5.500	07/01/11	1,066,960
Kansas City MO Metropolitan Community Leasehold Jr College Revenue Bonds (Refunding & Improvements) (FGIC) (NR/Aaa)
1,075,000	5.000	07/01/17	1,155,388
Kansas City MO Water Revenue Bonds Series A (AA/A1)
1,640,000	5.750	12/01/17	1,746,551
1,735,000	5.800	12/01/18	1,850,221
Kansas City MO Water Revenue Bonds Series C (FGIC) (AAA/Aaa)
850,000	5.000	12/01/16	889,431
1,035,000	5.000	12/01/19	1,074,299
Ladue MO School District GO Bonds (Refunding and Improvement) (AAA/NR)
500,000	5.000	03/01/20	530,960
545,000	5.000	03/01/22	577,019
500,000	5.000	03/01/23	528,195
Lebanon MO Reorganized School District No. R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.450	03/01/14	280,773
Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
335,000	5.250	07/01/11	354,584
1,000,000	5.250	07/01/12	1,056,700
1,135,000	5.250	07/01/15	1,197,357

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/Aaa)
$ 480,000	5.000%	07/01/20	$ 500,597
Mehlville MO School District No. R-9 Certificates of Participation (Capital Improvement Projects) (FSA) (AAA/Aaa)
1,000,000	5.250	09/01/12	1,072,850
Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AAA/Aaa)
1,410,000	5.250	12/01/15	1,495,714
Missouri Higher Education Student Loan Revenue Bonds Series EE (AMT) (NR/Aaa)
500,000	4.500	02/15/10	503,630
Missouri Higher Education Student Loan Revenue Bonds Series RR (AMT) (NR/A2)
1,500,000	5.850	07/15/10	1,553,430
Missouri School Boards Association Lease Certificates of Participation for Liberty Public School District No. 53 (FSA) (AAA/NR)
830,000	5.250	03/01/21	891,304
700,000	5.250	03/01/22	749,476
Missouri State Certificates of Participation (Bonne Terre Prison Project) Series A (AMBAC) (AAA/Aaa)(a)
400,000	5.050	06/01/09	$410,136
Missouri State Development Finance Board Infrastructure Facilities (Eastland Centre Project) Series A (A+/NR)(a)
700,000	5.750	04/01/09	722,365
Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Center Phase II) (AMBAC) (AAA/Aaa)
300,000	5.000	04/01/13	316,710
1,240,000	5.000	04/01/21	1,285,533
Missouri State Development Finance Board Infrastructure Facilities (Independence-Centerpoint Project) (A+/NR)
935,000	4.750	04/01/28	921,742
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Centre Project) Series A (AMBAC) (NR/Aaa)(a)
1,430,000	5.550	04/01/09	1,472,199
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro L-385 Project) (NR/NR)(a)
530,000	5.200	03/01/10	550,140
1,035,000	5.300	03/01/10	1,076,617
680,000	5.600	03/01/10	711,858
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (Radian) (AA/NR)
445,000	5.600	04/01/11	456,214
1,500,000	6.000	04/01/22	1,536,405

48	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Environmental Improvement & Energy Resources Authority Water Facilities Revenue Bonds (Refunding) (Tri-County Water Authority Project) (Radian) (AA/NR)
$ 425,000	5.500%	04/01/09	$ 435,192
450,000	5.550	04/01/10	459,918
80,000	5.750	04/01/19	81,694
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (Unrefunded Balance State Revolving Series D) (NR/Aaa)
170,000	5.125	01/01/10	172,115
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (Unrefunded Balance State Revolving Funds Program) (NR/Aaa)
210,000	5.125	07/01/11	218,681
535,000	5.200	07/01/12	557,984
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series B (State Revolving Funds Program) (NR/Aaa)
1,150,000	5.250	01/01/11	1,184,523
1,115,000	5.000	07/01/17	1,206,017
2,130,000	5.125	01/01/18	2,250,686
725,000	5.000	01/01/22	755,689
Missouri State Health & Educational Facilities Authority Revenue Bonds (Maryville University of St. Louis Project) (NR/Baa2)(a)
1,000,000	6.750	06/15/10	1,080,900
Missouri State Health & Educational Facility Authority Revenue Bonds (St. Anthony’s Medical Center) (ETM) (NR/A2)
270,000	6.250	12/01/08	278,084
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
150,000	6.000	05/15/11	160,134
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
1,735,000	5.150	05/15/10	1,800,687
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (ETM) (NR/Aaa)
2,000,000	6.750	05/15/12	2,264,600
Missouri State Health & Educational Facility Revenue Bonds (Central Institute for the Deaf) (Radian) (AA/NR)(a)
1,000,000	5.850	01/01/10	1,050,240
Missouri State Health & Educational Facility Revenue Bonds (Children’s Mercy Hospital) (A+/NR)(a)
280,000	5.000	05/15/08	285,102
35,000	5.250	05/15/08	35,683
Missouri State Health & Educational Facility Revenue Bonds (Lake Regional Health System Project) (BBB+/NR)
510,000	5.000	02/15/14	524,622
Missouri State Health & Educational Facility Revenue Bonds (Refunding and Improvement-Jefferson Memorial Hospital) (NR/Baa2)
925,000	5.000	08/15/08	927,941

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (NR/A2)(a)
$ 700,000	6.250%	12/01/10	$ 763,378
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,700,000	5.250	10/01/10	1,726,078
1,000,000	5.500	10/01/12	1,080,500
Missouri State Health & Educational Facility Revenue Bonds (St. Lukes Health System) Series A (FSA) (AAA/Aaa)
250,000	5.000	11/15/10	260,170
2,000,000	5.000	11/15/14	2,145,520
Missouri State Health & Educational Facility Revenue Bonds (University of Missouri-Columbia Arena Project) (AA+/Aa1)
500,000	5.000	11/01/17	522,200
Missouri State Health & Educational Facility Revenue Bonds (Washington University) Series A (AAA/Aaa)
1,000,000	5.000	02/15/17	1,071,020
1,545,000	5.000	02/15/20	1,637,623
120,000	4.750	11/15/37	120,401
Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds Series A (AAA/Aaa)(a)
450,000	5.000	02/01/11	470,615
Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
435,000	4.500	12/01/08	438,432
540,000	4.650	12/01/09	547,436
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-1) (AMT) (GNMA/FNMA) (AAA/NR)
55,000	5.800	09/01/11	55,277
50,000	5.900	09/01/12	50,249
55,000	6.000	09/01/13	55,025
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan B-2) (AMT) (GNMA/FNMA) (AAA/NR)
35,000	5.200	03/01/08	35,000
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series C-2) (AMT) (GNMA/FNMA) (AAA/NR)
40,000	5.000	03/01/08	40,065
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Series E-1) (AMT) (GNMA/FNMA) (AAA/NR)
45,000	5.000	03/01/12	45,586
45,000	5.000	09/01/12	45,586
Missouri State Regional Convention & Sports Complex Authority Revenue Bonds (Refunding Convention & Sports Facilities Project) Series A-1 (AMBAC) (AAA/Aaa)
2,000,000	5.250	08/15/12	2,144,460
Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.250	08/01/16	320,025

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Water Pollution Control GO Bonds Series A (AAA/Aaa)
$ 475,000	7.000%	06/01/10	$ 516,762
Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
1,000,000	5.450	03/01/14	1,050,010
New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
515,000	5.000	12/01/10	523,425
850,000	5.125	12/01/12	863,583
Nixa MO Electric System Revenue Bonds (XLCA) (AAA/Aaa)
1,000,000	4.750	04/01/15	1,045,000
North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aaa)
1,000,000	5.000	11/15/18	1,048,710
1,000,000	5.000	11/15/19	1,043,280
North Kansas City MO School District No. 74 Direct Deposit Program GO Bonds (Refunding & Improvements) (AA+/Aa1)
625,000	4.500	03/01/15	653,519
North Kansas City MO School District No. 74 GO Bonds (Refunding and Improvement-State Aid Direct Deposit) (AA+/Aa1)
500,000	5.000	03/01/25	521,435
Northwest Missouri State University Revenue Bonds (Housing System) (MBIA) (NR/Aaa)
2,875,000	5.000	06/01/20	3,005,554
O’ Fallon MO Certificates of Participation (MBIA) (NR/Aaa)
1,000,000	5.000	02/01/22	1,035,810
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aaa)
740,000	4.900	03/01/16	764,908
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding-Ozarks Technical Community College) (FSA) (AAA/NR)
1,500,000	5.000	03/01/19	1,611,360
Pike County MO Certificates of Participation (NR/NR)
720,000	5.625	12/01/19	750,938
Platte County MO GO Bonds for Parkville Neighborhood Improvement Series B (MBIA) (NR/Aaa)
2,720,000	5.000	02/01/22	2,857,904
Platte County MO Industrial Development Authority Transportation Revenue Bonds (Refunding and Improvement Zona Rosa Retail Project) (AA-/NR)
685,000	5.000	12/01/18	731,929
850,000	5.000	12/01/20	898,909
Platte County MO Reorganized School District No R-3 GO Bonds for School Building (FSA) (AAA/Aaa)
1,025,000	4.500	03/01/22	1,035,055
Raytown MO Sewer Revenue Bonds (NR/NR)
200,000	4.700	07/01/27	190,608

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Ritenour MO Consolidated School District GO Bonds (Refunding Series A) (FGIC) (AAA/Aaa)
$ 495,000	9.500%	02/01/08	$ 502,069
Ritenour MO School District Direct Deposit Program GO Bonds (AA+/NR)
1,740,000	4.500	03/01/17	1,805,981
Riverside-Quindaro MO Bend Levee District Project Revenue Bonds Series L (Radian) (AA/NR)
450,000	5.500	03/01/14	478,562
350,000	5.500	03/01/15	373,629
Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC) (NR/Aaa)
500,000	4.850	12/01/08	500,400
Springfield MO Public Utility Revenue Bonds (FGIC) (AAA/Aaa)
1,570,000	4.750	08/01/34	1,587,804
Springfield MO Public Utility Revenue Certificates of Participation (Lease Purchase for Various Projects) Series A (MBIA) (AAA/Aaa)
1,000,000	5.000	12/01/18	1,068,380
Springfield MO Special Obligation Revenue Bonds (College Station Garage Project) Series A (NR/A1)
610,000	4.500	11/01/20	610,482
645,000	4.750	11/01/21	653,192
685,000	4.750	11/01/22	691,507
Springfield MO Special Obligation Revenue Bonds (Heers Garage Project) Series B (NR/A1)
385,000	4.750	11/01/21	389,890
405,000	4.750	11/01/22	408,848
St. Charles County MO Community College GO Bonds (Refunding) (MBIA) (NR/Aaa)
2,585,000	5.000	02/15/17	2,802,347
St. Charles MO Certificates of Participation Series B (NR/A2)
200,000	5.000	05/01/09	203,238
St. Charles MO Community College Educational Facilities Authority Leasehold Revenue Bonds (NR/Aa3)
350,000	5.250	06/01/19	369,054
735,000	5.200	06/01/24	768,648
St. Louis County MO Certificates of Participation Capital Improvement Projects (AA+/Aa2)
300,000	4.400	05/15/11	303,624
St. Louis County MO Industrial Development Authority Health Facilities Revenue Bonds (Refunding-Ranken Jordan Project) (NR/NR)
490,000	5.000	11/15/15	497,110
515,000	5.000	11/15/16	520,212
St. Louis County MO Rockwood School District No. R6 GO Bonds Series A (AA+/NR)
1,315,000	5.000	02/01/14	1,394,373
St. Louis County MO School District No. R6 Direct Deposit Program GO Bonds (AA+/NR)
1,000,000	5.000	02/01/13	1,042,390

50	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis MO Airport Revenue Bonds (Airport Development Program) Series A (MBIA) (AAA/Aaa)(a)
$ 525,000	5.625%	07/01/11	$ 562,758
St. Louis MO Airport Revenue Bonds (Prerefunded) Airport Development Program Series A (ETM) (MBIA) (AAA/Aaa)
615,000	5.000	07/01/11	646,156
St. Louis MO Board of Education GO Bonds Series B (State Aid Direct Deposit) (FGIC) (AAA/Aaa)(a)
300,000	5.500	04/01/08	302,547
St. Louis MO Municipal Finance Corp. Leasehold Revenue Bonds (Refunding City Justice Center) Series A (AMBAC) (NR/Aaa)
700,000	5.250	02/15/15	739,683
St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)(a)
900,000	5.500	02/01/12	949,464
Sullivan MO School District Building Corp. Leasehold Revenue Bonds (Radian) (AA/NR)(a)
275,000	5.250	03/01/12	292,886
Taney County MO Certificates of Participation (MBIA) (NR/Aaa)
1,095,000	4.500	04/01/17	1,129,777
Taney County MO Reorganized School District No. R-V GO Bonds (Hollister School District-Refunding & Improvement-MO Direct Deposit Program) (FSA) (AAA/Aaa)
1,100,000	5.000	03/01/18	1,150,589
1,050,000	5.000	03/01/21	1,120,570
Troy MO Reorganized School District No. 3 Lincoln County (Direct Deposit Program) (AA+/NR)
1,000,000	5.000	03/01/17	1,057,990
University of Missouri Revenue Bonds (Refunding System Facilities Series B) (AA/Aa2)
375,000	5.375	11/01/14	399,240
Washington MO School District Direct Deposit GO Bonds (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.250	03/01/13	1,077,210

			145,877,432

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (AAA/Aaa)
555,000	5.000	07/01/22	603,196

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $144,757,761)			$147,534,133

TOTAL INVESTMENTS – 99.1%
(Cost $144,757,761)			$147,534,133
Other assets in excess of liabilities – 0.9%			1,289,819

Net Assets – 100.0%			$148,823,952

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMBAC-TCRS	—Insuredby American Municipal Bond Assurance Corp. – Transferable Custodial Receipts
AMT	—AlternativeMinimum Tax
ETM	—Escrowto Maturity
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FNMA	—Insuredby Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
Radian	—Insuredby Radian Asset Assurance
XLCA	—Insuredby XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/07	AS OF 10/31/06

General Obligations	28.0%	30.4%
Lease	18.3	17.4
Water/Sewer	13.4	12.5
Prerefunded Escrow to Maturity	13.4	12.2
Hospital	8.5	10.4
Education	7.9	8.0
General	4.2	3.4
Transportation	1.8	1.2
Student	1.4	1.3
Power	1.3	1.2
Multi Family Housing	0.7	0.8
Single Family Housing	0.2	0.3
Higher Education	0.0	0.1
Short-term obligation	0.0	0.2
Crossover	0.0	0.4

TOTAL INVESTMENTS	99.1%	99.8%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	51

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2007

The following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2007

Average Annual Total Return through October 31, 2007	Since Inception	Five Year	One Year
Institutional Shares (commenced December 26, 2000)(a)	4.33%	3.35%	2.82%
Lehman 3-15 Year Blend Index (as of December 26, 2000)(b)	4.87%	4.00%	3.41%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 26, 2000 through October 31, 2007.

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 100.6%
Illinois – 3.6%
Lake County IL School District No. 79-Fremont Series B (FSA) (NR/Aaa)
$1,380,000	5.000%	12/01/21	$ 1,461,461
1,000,000	5.000	12/01/22	1,055,940

			2,517,401

Kansas – 92.0%
Augusta KS Electric Systems Revenue Bonds (AMBAC) (AAA/Aaa)
1,000,000	4.750	08/01/17	1,034,650
Chisholm Creek Utility Authority KS Water and Wastewater Facilities Revenue Bonds (Refunding) (AMBAC) (AAA/Aaa)
1,000,000	5.250	09/01/24	1,103,990
Cowley County KS Community College Dormitory Revenue Bonds (Refunding) (NR/NR)
410,000	5.000	03/01/12	423,801
Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)(a)
545,000	4.600	09/01/09	556,630
Derby KS GO Bonds (Refunding Series B) (AMBAC) (NR/Aaa)
440,000	5.000	12/01/13	461,938
Derby KS GO Bonds Series A (AMBAC) (NR/Aaa)(a)
310,000	4.900	12/01/11	326,452
Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2) (AMBAC) (AAA/Aaa)(a)
500,000	5.600	10/01/09	520,115
Dodge City KS Unified School District No. 443 GO Bonds (Refunding) (FGIC) (NR/Aaa)
1,450,000	5.000	03/01/12	1,533,491
Douglas County KS GO Bonds (Refunding Sales Tax Series A) (AMBAC) (NR/Aaa)
1,000,000	5.000	08/01/12	1,062,230

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Harvey County KS School District No. 373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
$ 495,000	5.000%	09/01/15	$ 536,936
Johnson County KS Community College Certificate of Participation (Improvement) (NR/Aaa)
765,000	4.000	04/01/13	777,339
Johnson County KS GO Bonds (Internal Improvement Series A) (AAA/Aaa)
1,000,000	5.000	09/01/21	1,042,520
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FGIC) (AAA/Aaa)
500,000	6.000	10/01/16	581,610
1,770,000	5.000	10/01/18	1,873,633
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series A) (FSA) (AAA/Aaa)
155,000	4.500	04/01/11	159,982
375,000	5.125	04/01/11	394,515
260,000	4.500	10/01/12	267,766
625,000	5.125	10/01/16	653,231
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement Series B) (AMBAC) (AAA/NR)
925,000	5.000	10/01/22	976,661
975,000	5.000	10/01/23	1,027,972
Johnson County KS Unified School District No. 233 GO Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	5.500	09/01/17	565,165
Johnson County KS Unified School District No. 512 GO Bonds (Shawnee Mission Series A) (NR/Aa1)
400,000	4.400	10/01/12	402,920
Johnson County KS Water District No. 001 Revenue Bonds (AAA/Aaa)
735,000	5.000	12/01/10	768,795

The accompanying notes are an integral part of these financial statements.	53

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (ADFA GTD) (AAA/Aaa)
$ 275,000	5.000%	12/01/19	$ 286,864
Kansas State Department of Transportation Highway Revenue Bonds (ETM) (AAA/Aa2)
760,000	6.125	09/01/09	796,526
Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (ETM) (AAA/Aa2)
300,000	5.500	09/01/12	325,842
Kansas State Department of Transportation Highway Revenue Bonds Series A (AAA/Aa2)(a)
340,000	5.000	09/01/10	354,413
Kansas State Development Finance Authority Lease Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
1,270,000	5.250	05/01/13	1,335,151
Kansas State Development Finance Authority Lease Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aaa)(a)
500,000	5.000	10/01/10	521,800
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities Series R) (A/NR)
350,000	5.000	07/01/14	353,108
Kansas State Development Finance Authority Revenue Bonds (Board of Regents University Housing Series A) (MBIA) (AAA/Aaa)
1,150,000	5.000	04/01/24	1,201,290
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
200,000	5.000	08/01/10	204,464
400,000	5.000	02/01/12	408,184
Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority Series D) (MBIA) (AAA/Aaa)
400,000	5.000	05/01/12	417,404

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series J) (AMBAC) (AAA/Aaa)(a)
$ 450,000	5.000%	08/01/13	$ 482,378
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series J) (Unrefunded Balance) (AMBAC) (AAA/Aaa)
1,600,000	5.000	08/01/17	1,690,464
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series K) (MBIA) (AAA/Aaa)
1,000,000	5.250	11/01/22	1,081,550
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects Series W) (ETM) (MBIA) (AAA/Aaa)
20,000	4.000	10/01/11	20,369
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)(a)
705,000	5.500	04/01/12	760,885
Kansas State Development Finance Authority Revenue Bonds (Refunding-Wichita State University Housing System-P) (AMBAC) (AAA/Aaa)
600,000	5.000	06/01/13	633,294
630,000	5.000	06/01/14	663,333
300,000	5.000	06/01/16	314,586
Kansas State Development Finance Authority Revenue Bonds (Transportation Revolving Fund Trust) (AA/Aa1)
1,105,000	5.000	10/01/21	1,172,294
Kansas State Development Finance Authority Revenue Bonds (University of Kansas Athletic Facilities Refunding Series K) (A/A1)
1,015,000	5.000	06/01/17	1,068,328
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AAA/Aaa)
280,000	5.500	05/01/17	315,720
Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital) (Radian) (AA/Aa3)(a)
350,000	5.750	07/01/09	362,828

54	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/A3)
$ 550,000	5.250%	07/01/10	$ 566,989
1,000,000	5.375	07/01/14	1,058,550
455,000	5.375	07/01/15	480,935
Leavenworth County KS Unified School District No. 464 Tonganoxie GO Bonds (Improvement Series A) (MBIA) (AAA/Aaa)
150,000	5.000	09/01/20	158,948
Miami County Unified School District No. 416 Louisburg, KS GO Bonds (Refunding and Improvement) (MBIA) (AAA/Aaa)
1,650,000	5.000	09/01/17	1,772,826
Mission KS GO (Taxable -Temporary Notes Series 2) (NR/MIG1)
700,000	5.500	06/01/08	700,210
Olathe KS Educational Facilities Revenue Bonds (Kansas Independent Series C) (NR/NR)(a)
500,000	5.400	10/01/08	508,690
Olathe KS Health Facilities Revenue Bonds (Medical Center Project Series A) (AMBAC) (AAA/Aaa)
500,000	5.500	09/01/10	526,075
Osage City KS Electric Utility Systems Revenue Bonds (Refunding & Improvement) (NR/NR)(a)
1,000,000	6.150	12/01/09	1,053,520
Overland Park KS GO Bonds (Refunding for Internal Improvement Series B) (AAA/Aaa)
995,000	4.000	09/01/17	1,000,841
Parsons KS Certificates of Participation (Taxable Series B) (AAA/NR)
300,000	5.700	10/01/17	303,456
Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aaa)
600,000	5.500	09/01/11	647,010
Pratt KS Electric Utility Systems Revenue Bonds Series 2001-1 (AMBAC) (AAA/Aaa)(a)
725,000	4.850	05/01/10	749,708

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Reno County KS Unified School District No. 308 Hutchinson GO Bonds Series A (MBIA) (NR/Aaa)
$ 500,000	4.500%		09/01/22	$ 510,330
Saline County KS Unified School District No. 305 Salina GO Bonds (FSA) (NR/Aaa)
230,000	5.500		09/01/16	244,028
Saline County KS Unified School District No. 305 Salina GO Bonds (Unrefunded Balance) (FSA) (NR/Aaa)
70,000	5.500		09/01/16	74,732
Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (AAA/Aaa)
670,000	5.250	(a)	09/01/12	720,344
680,000	5.250		09/01/14	726,743
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
90,000	5.800		06/01/17	90,763
Sedgwick County KS GO Bonds Series A (AA+/Aa1)
205,000	4.150		08/01/10	208,764
Sedgwick County KS Unified School District No. 259 GO Bonds (AA/Aa3)
500,000	5.250		09/01/10	523,430
Sedgwick County KS Unified School District No. 265 GO Bonds (FGIC) (NR/Aaa)
500,000	5.500		10/01/09	519,200
Sedgwick County Unified School District No. 261 (Refunding & School Improvement) (FSA) (AAA/NR)
1,500,000	5.000		11/01/32	1,561,020
Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/A1)
300,000	4.900	(a)	09/01/08	303,654
490,000	5.000		09/01/08	496,159
250,000	5.250		09/01/09	257,870
Shawnee County KS Unified School District No. 501 GO Bonds (NR/Aa3)(a)
1,500,000	5.000		02/01/12	1,585,425

The accompanying notes are an integral part of these financial statements.	55

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2007

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Topeka KS GO Bonds Series A (XLCA) (NR/Aaa)
$ 100,000	4.000%		08/15/16	$ 100,514
Topeka KS Public Building Commission Revenue Bonds (Refunding 10th and Jackson Project Series A) (MBIA) (AAA/NR)
1,000,000	5.000		06/01/23	1,066,400
Topeka KS Public Building Commission Revenue Bonds (Refunding Department of Social and Rehabilitation Project Series B) (MBIA) (AAA/NR)
535,000	5.000		06/01/16	580,764
300,000	5.000		06/01/23	319,920
475,000	5.000		06/01/24	505,115
University of Kansas Hospital Authority Health Facilities Revenue Bonds (Kansas University Health System) (ETM) (Go of Auth) (AAA/NR)
200,000	5.500		09/01/11	214,110
1,000,000	6.000	(a)	09/01/12	1,107,180
Wichita KS GO Bonds (Sales Tax) (AA/Aa2)
1,285,000	5.000		04/01/11	1,347,181
1,000,000	5.000		04/01/14	1,027,390
Wichita KS GO Bonds Series 766 (AA/Aa2)
455,000	4.300		09/01/10	462,476
Wichita KS Hospital Revenue Bonds (Refunding Facilities Improvement Series XI) (A+/NR)
1,500,000	6.750		11/15/14	1,600,065
Wyandotte County Kansas City KS Unified Government GO Bonds (Refunding Series A) (FSA) (AAA/Aaa)
1,000,000	5.000		09/01/11	1,053,180
Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (AAA/Aaa)
600,000	4.400		09/01/11	611,916
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Prerefunded Series 2000 A) (ETM) (FSA) (NR/Aaa)
215,000	6.375		09/01/11	237,003

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Prerefunded Series 2000 A) (FSA) (NR/Aaa)(a)
$ 565,000	5.375%	09/01/10	$ 594,600
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Refunding & Improvement Series A) (FGIC) (NR/Aaa)
1,595,000	5.000	09/01/21	1,684,671
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Unrefunded Balance Series 2000 A) (FSA) (NR/Aaa)
85,000	6.375	09/01/11	93,667
Wyandotte County KS Unified School District No. 500 GO Bonds (Refunding) (FSA) (AAA/Aaa)
160,000	5.000	09/01/12	169,755
Wyandotte County KS Unified School District No. 500 GO Bonds (Refunding) (FSA) (NR/Aaa)
625,000	5.250	09/01/16	688,906
1,000,000	5.250	09/01/20	1,108,460

			63,746,910

Missouri – 1.2%
Kirkwood MO School District Educational Facilities Authority (Leasehold Revenue Bonds for Kirkwood School District R-7 Project Series B) (MBIA) (NR/Aaa)
750,000	5.000	02/15/19	791,573

Puerto Rico – 3.8%
Puerto Rico Commonwealth GO Bonds (Refunding & Public Improvement Series A) (MBIA) (AAA/Aaa)
475,000	5.500	07/01/16	534,807
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds (Refunding Series X) (FSA) (AAA/Aaa)
425,000	5.500	07/01/15	475,273

56	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series Y (A-/Baa2)
$ 500,000	6.250%	07/01/13	$ 557,480
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds Series G (FGIC) (AAA/Aaa)
655,000	5.250 (a)	07/01/13	711,573
345,000	5.250	07/01/21	366,259

			2,645,392

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $68,687,416)			$69,701,276

Repurchase Agreement(b) – 1.8%
State Street Bank & Trust Co.
$1,200,000	4.250%	11/01/07	$ 1,200,000
Maturity Value: $1,200,142
(Cost $1,200,000)

TOTAL INVESTMENTS – 102.4%
(Cost $69,887,416)			$70,901,276
Liabilities in excess of other assets – (2.4)%			(1,631,592)

Net Assets – 100.0%			$69,269,684

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
(b)	Repurchase agreement was entered into on October 31, 2007. This agreement was fully collateralized by $1,245,000 U.S. Treasury Bill, 0.000% due 03/06/08 with a market value of $1,228,179.

Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ADFA	—ArkansasDevelopment Finance Authority
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
ETM	—Escrowto Maturity
FGIC	—Insuredby Financial Guaranty Insurance Co.
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
GTD	—Guaranteed
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
Radian	—Insuredby Radian Asset Assurance
XLCA	—Insuredby XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/07	AS OF 10/31/06

General Obligations	49.2%	49.7%
Prerefunded Escrow to Maturity	20.8	12.6
Lease	12.1	6.6
Hospital	6.2	9.3
Education	5.1	5.9
Transportation	3.8	7.1
Power	2.4	3.5
Short-Term Obligation	1.8	2.1
Water/Sewer	0.9	6.0
Single Family Housing	0.1	0.2

TOTAL INVESTMENTS	102.4%	103.0%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	57

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2007

	Growth Fund	Value Fund	MidCap Growth Fund
Assets:
Investments in unaffiliated securities, at value (identified cost $184,406,906, $123,414,109, $83,597,280, $81,384,699, $2,892,274, $533,382,541, $87,375,079, $141,669,396, $144,757,761 and $69,887,416, respectively)	$221,812,587	$141,706,949	$101,041,288
Investments in affiliated securities, at value (identified cost $13,959,008 for Asset Allocation Fund)	—	—	—
Foreign currencies, at value (Cost $959,759 for International Equity Fund)(a)	—	—	—
Cash	5,596	614	724
Receivables:
Interest and dividends, at value	25,688	158,730	24,244
Investment securities sold, at value	2,331,607	—	3,029,708
Fund shares sold	107,309	51,614	57,562
Variation margin	—	—	—
Reimbursement from adviser	—	—	—
Other	9,288	5,182	4,884
Total Assets	224,292,075	141,923,089	104,158,410

Liabilities:
Due to custodian for bank overdraft	—	—	—
Payables:
Investment securities purchased, at value	—	—	3,580,017
Dividends	—	—	—
Fund shares redeemed	481,861	239,149	27,406
Advisory fees	159,401	91,828	64,358
Deferred trustee fees	32,789	20,945	14,558
Administrative fees	28,227	18,369	12,872
Forward foreign currency exchange contracts, at value	—	—	—
Accrued expenses	149,113	98,120	102,029
Total Liabilities	851,391	468,411	3,801,240

Net Assets:
Paid-in capital	183,948,890	109,554,065	75,724,312
Accumulated undistributed (distribution in excess of) net investment income (loss)	299,727	78,127	(7,552)
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	1,786,386	13,529,646	7,196,402
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	37,405,681	18,292,840	17,444,008
Net Assets	$223,440,684	$141,454,678	$100,357,170

Shares Outstanding/Net Asset Value
Total shares outstanding, no par value (unlimited number of shares authorized)	7,674,755	4,874,761	2,668,924
Net asset value (net assets/shares outstanding)	$29.11	$29.02	$37.60

(a)	Includes $23,654 for the International Equity Fund relating to initial margin requirements for futures transactions.

58	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$106,190,362	$3,237,150	$537,245,804	$86,965,290	$144,516,239	$147,534,133	$70,901,276
—	15,544,780	—	—	—	—	—
965,120	—	—	—	—	—	—
3,064	—	571	580	592	—	722

238,934	18,216	4,828,445	897,623	2,178,037	2,004,581	888,667
445,676	11,725	—	—	—	—	—
48,430	15,704	275,075	112,852	29,237	42,457	255,000
77,546	—	—	—	—	—	—
1,245	30	—	10,695	3,962	2,805	4,302
3,905	661	18,265	387	4,337	4,671	2,126
107,974,282	18,828,266	542,368,160	87,987,427	146,732,404	149,588,647	72,052,093

—	14,212	—	—	—	137,201	—

342,928	18,958	1,498,665	—	300,000	—	2,489,027
—	—	1,664,666	253,941	434,745	437,690	186,345
130,559	22,425	1,112,447	47,194	541,650	—	—
85,017	—	228,658	37,667	62,040	63,175	29,244
18,252	3,194	96,782	31,852	27,729	28,206	11,517
13,146	1,258	68,597	11,300	18,612	18,953	8,773
57	—	—	—	—	—	—
157,839	57,943	268,234	94,948	82,263	79,470	57,503
747,798	117,990	4,938,049	476,902	1,467,039	764,695	2,782,409

71,027,473	15,890,670	552,526,323	102,385,981	142,000,792	145,496,537	68,129,188
970,824	61,726	(2,543,557)	(508,335)	35,353	(94,273)	(76,555)
10,394,747	827,232	(16,415,918)	(13,957,332)	382,377	645,316	203,191
24,833,440	1,930,648	3,863,263	(409,789)	2,846,843	2,776,372	1,013,860
$107,226,484	$18,710,276	$537,430,111	$87,510,525	$145,265,365	$148,823,952	$69,269,684

3,219,071	894,426	29,218,671	4,959,172	7,715,378	7,830,206	3,727,265
$33.31	$20.92	$18.39	$17.65	$18.83	$19.01	$18.58

COMMERCE FUNDS

Statements of Operations

For the Year Ended October 31, 2007

	Growth Fund	Value Fund	MidCap Growth Fund
Investment Income:
Interest	$145,236	$76,566	$63,928
Dividends — unaffiliated(a)	2,461,354	3,108,610	821,052
Dividends — affiliated	—	—	—
Total Income	2,606,590	3,185,176	884,980

Expenses:
Advisory fees	1,527,058	1,003,364	765,417
Administration fees	305,412	200,672	153,083
Shareowner servicing fees	224,034	108,740	102,862
Transfer agent fees	85,039	47,275	55,496
Custody and accounting fees	53,040	56,722	53,660
Professional fees	51,147	35,917	31,760
Registration fees	20,632	22,341	19,892
Printing fees	13,364	8,453	6,573
Trustee fees	8,479	5,641	4,318
Other	27,220	19,664	15,173
Total Expenses	2,315,425	1,508,789	1,208,234
Less — expense reductions(b)	(13,409)	(595)	(744)
Net Expenses	2,302,016	1,508,194	1,207,490
Net Investment Income (Loss)	304,574	1,676,982	(322,510)

Realized and Unrealized Gain (Loss) on Investment, Futures and Foreign Currency Related Transactions:
Capital gain distributions from Underlying Funds	—	—	—
Net realized gain (loss) from:
Investment transactions — unaffiliated	20,525,881	14,029,195	7,203,936
Investment transactions — affiliated	—	—	—
Futures transactions	—	—	—
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	6,403,162	(5,496,419)	4,398,781
Futures	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—
Net Realized and Unrealized Gain (Loss) on Investment, Futures and Foreign Currency Related Transactions	26,929,043	8,532,776	11,602,717
Net Increase in Net Assets Resulting From Operations	$27,233,617	$10,209,758	$11,280,207

(a)	Amount is net of $218,409 for the International Equity Fund in foreign withholding taxes.

(b)	Expense reductions include waivers, custody credits and expense reimbursements.

60	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$47,698	$—	$28,699,558	$5,087,309	$6,680,600	$6,827,312	$2,881,208
2,428,444	332,604	—	—	—	—	—
—	57,303	—	—	—	—	—
2,476,142	389,907	28,699,558	5,087,309	6,680,600	6,827,312	2,881,208

1,383,623	35,671	2,697,817	553,574	745,485	771,312	340,351
138,362	26,754	809,345	166,072	223,646	231,394	102,105
68,582	23,844	388,389	93,218	92,735	96,083	40,719
43,243	28,056	117,073	41,581	41,149	41,841	28,638
226,177	48,003	115,008	63,494	49,997	48,017	43,953
32,289	12,240	124,660	30,207	39,106	37,502	30,043
18,864	16,546	21,729	19,822	5,160	3,544	21,638
5,827	1,058	29,761	4,227	8,019	8,077	3,863
3,632	720	19,574	4,464	6,092	6,099	2,806
13,969	4,829	82,878	24,093	25,934	26,663	12,530
1,934,568	197,721	4,406,234	1,000,752	1,237,323	1,270,532	626,646
(489,557)	(135,029)	(9,292)	(247,292)	(192,000)	(215,629)	(160,443)
1,445,011	62,692	4,396,942	753,460	1,045,323	1,054,903	466,203
1,031,131	327,215	24,302,616	4,333,849	5,635,277	5,772,409	2,415,005

—	354,769	—	—	—	—	—

10,701,452	148,750	6,306,246	(381,225)	423,626	628,794	203,279
—	481,403	—	—	—	—	—
(5,463)	—	—	—	—	—	—
21,839	—	—	—	—	—	—

10,980,916	552,064	3,018,375	1,207,701	(1,961,128)	(1,957,023)	(563,660)
15,126	—	—	—	—	—	—
(1,078)	—	—	—	—	—	—
21,712,792	1,536,986	9,324,621	826,476	(1,537,502)	(1,328,229)	(360,381)
$22,743,923	$1,864,201	$33,627,237	$5,160,325	$4,097,775	$4,444,180	$2,054,624

COMMERCE FUNDS

Statements of Changes in Net Assets

	Growth Fund		Value Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
From Operations:
Net investment income (loss)	$304,574	$246,435	$1,676,982	$1,468,767
Net realized gain from investment, including capital gain distributions from underlying funds, futures and foreign currency related transactions	20,525,881	13,126,565	14,029,195	9,512,327
Net change in unrealized gain (loss) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	6,403,162	7,240,225	(5,496,419)	10,339,959
Net increase in net assets resulting from operations	27,233,617	20,613,225	10,209,758	21,321,053

Distributions to Shareholders:(a)
From net investment income
Institutional Shares	(253,032)	(771,267)	(1,679,090)	(1,451,986)
Service Shares	—	(9,420)	—	(1,332)
From net realized gains
Institutional Shares	—	—	(9,771,396)	(431,606)
Service Shares	—	—	—	(1,917)
Total distributions to shareholders	(253,032)	(780,687)	(11,450,486)	(1,886,841)

From Share Transactions:
Proceeds from sales of shares	74,752,676	39,532,801	50,854,623	17,835,547
Reinvestment of dividends and distributions	141,399	539,132	7,537,407	847,684
Cost of shares repurchased	(52,247,077)	(40,477,258)	(36,381,363)	(29,672,631)
Net Increase (Decrease) in Net Assets Resulting From Share Transactions	22,646,998	(405,325)	22,010,667	(10,989,400)
TOTAL INCREASE (DECREASE)	49,627,583	19,427,213	20,769,939	8,444,812

Net Assets:
Beginning of year	173,813,101	154,385,888	120,684,739	112,239,927
End of year	$223,440,684	$173,813,101	$141,454,678	$120,684,739
Accumulated undistributed net investment income (loss)	$299,727	$248,185	$78,127	$80,845

(a)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

(b)	Net of $5,004 of redemption fees remitted to the International Equity Fund.

(c)	Net of $6,012 of redemption fees remitted to the International Equity Fund.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund		International Equity Fund				Asset Allocation Fund
For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007		For the Year Ended October 31, 2006		For the Year Ended October 31, 2007	For the Year Ended October 31, 2006

$(322,510)	$(297,322)	$1,031,131		$413,698		$327,215	$400,946
7,203,936	8,117,998	10,717,828		7,959,903		984,922	1,368,252
4,398,781	5,711,072	10,994,964		9,556,671		552,064	299,466
11,280,207	13,531,748	22,743,923		17,930,272		1,864,201	2,068,664

—	—	(800,536)		(669,350)		(312,099)	(394,608)
—	—	—		(2,443)		—	(2,839)

(118,142)	—	(2,972,277)		—		(1,429,175)	(1,909,803)
—	—	—		—		—	(44,523)
(118,142)	—	(3,772,813)		(671,793)		(1,741,274)	(2,351,773)

21,843,472	22,542,986	21,864,598		13,603,606		2,986,067	3,167,204
78,038	—	1,823,992		162,037		1,709,504	2,278,241
(24,600,614)	(20,687,098)	(18,235,135	)(b)	(21,671,396	)(c)	(3,066,534)	(5,315,481)
(2,679,104)	1,855,888	5,453,455		(7,905,753)		1,629,037	129,964
8,482,961	15,387,636	24,424,565		9,352,726		1,751,964	(153,145)

91,874,209	76,486,573	82,801,919		73,449,193		16,958,312	17,111,457
$100,357,170	$91,874,209	$107,226,484		$82,801,919		$18,710,276	$16,958,312
$(7,552)	$(2,949)	$970,824		$458,699		$61,726	$(672)

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	Bond Fund		Short-Term Government Fund
	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
From Operations:
Net investment income	$24,302,616	$24,420,595	$4,333,849	$5,038,099
Net realized gain (loss) from investment transactions	6,306,246	(1,426,153)	(381,225)	(541,436)
Net change in unrealized gain (loss) on investments	3,018,375	2,645,815	1,207,701	1,269,524
Net increase in net assets resulting from operations	33,627,237	25,640,257	5,160,325	5,766,187

Distributions to Shareholders:(a)
From net investment income
Institutional Shares	(25,375,444)	(26,168,096)	(4,809,455)	(6,027,740)
Service Shares	—	(9,376)	—	(8,809)
From net realized gains
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—
Total distributions to shareholders	(25,375,444)	(26,177,472)	(4,809,455)	(6,036,549)

From Share Transactions:
Proceeds from sales of shares	85,896,603	100,503,343	10,144,361	24,437,600
Reinvestment of dividends and distributions	5,642,075	5,853,164	1,064,372	1,378,914
Cost of shares repurchased	(111,073,079)	(127,390,300)	(53,988,656)	(53,927,991)
Net Increase (Decrease) in Net Assets Resulting From Share Transactions	(19,534,401)	(21,033,793)	(42,779,923)	(28,111,417)
TOTAL INCREASE (DECREASE)	(11,282,608)	(21,571,008)	(42,429,053)	(28,381,779)

Net Assets:
Beginning of year	548,712,719	570,283,727	129,939,578	158,321,357
End of year	$537,430,111	$548,712,719	$87,510,525	$129,939,578
Accumulated undistributed (distributions in excess of) net investment income	$(2,543,557)	$(3,125,405)	$(508,335)	$(738,839)

(a)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

64	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006

$5,635,277	$6,067,000	$5,772,409	$6,537,316	$2,415,005	$2,548,373
423,626	321,341	628,794	134,115	203,279	161,837
(1,961,128)	739,534	(1,957,023)	629,454	(563,660)	157,362
4,097,775	7,127,875	4,444,180	7,300,885	2,054,624	2,867,572

(5,657,318)	(6,149,391)	(5,784,120)	(6,607,484)	(2,423,316)	(2,559,662)
—	(12)	—	(7,248)	—	(19,624)

(380,139)	(864,498)	(134,397)	(537,910)	(207,135)	(162,433)
—	(7)	—	(2,441)	—	(5,539)
(6,037,457)	(7,013,908)	(5,918,517)	(7,155,083)	(2,630,451)	(2,747,258)

19,833,851	27,158,319	24,990,291	32,321,736	12,245,734	14,297,601
466,161	423,033	347,550	588,241	267,054	168,169
(27,399,340)	(36,183,976)	(34,667,601)	(46,321,226)	(11,742,729)	(15,932,599)
(7,099,328)	(8,602,624)	(9,329,760)	(13,411,249)	770,059	(1,466,829)
(9,039,010)	(8,488,657)	(10,804,097)	(13,265,447)	194,232	(1,346,515)

154,304,375	162,793,032	159,628,049	172,893,496	69,075,452	70,421,967
$145,265,365	$154,304,375	$148,823,952	$159,628,049	$69,269,684	$69,075,452
$35,353	$66,552	$(94,273)	$44,853	$(76,555)	$3,269

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of ten portfolios (individually, a “Fund” and collectively, the “Funds”): Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers one class of shares, Institutional Shares. Each Fund is registered as a diversified management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

Prior to February 3, 2006, each Fund offered two classes of shares, Institutional Shares and Service Shares. On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares. Immediately after and as a result of the conversion, each holder of Service Shares of a Fund was an owner of Institutional Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Service Shares of such holder that converted.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in equity securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and exchange traded funds are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/dealer-supplied valuations. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

The impact of events that occur after the publication of market quotations used by the International Equity Fund to price its securities, but before the close of regular trading on the New York Stock Exchange, will be reflected in a Fund’s next determined net asset value (“NAV”) if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination, the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but not limited to, corporate actions or events, market disruptions or governmental actions.

COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”), including Funds advised by the Adviser. Investments in the Underlying Funds (other than those that are exchange traded) are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions and purchases and sales of the Funds and of the Underlying Funds by the Asset Allocation Fund are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities of the Funds and on sales of the Underlying Funds are calculated using the identified-cost basis. Dividend income and capital gains distributions of the Funds and from the Underlying Funds are recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to taxes.

The Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, market discounts, original issue discounts (“OID”) and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. OID amortization on mortgage-backed REMIC (“Real Estate Mortgage Investment Conduit”) securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer.

C.  Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Segregation Transactions — As set forth in the prospectus, certain Funds may enter into certain derivative and other transactions; some of these transactions may be for the purpose of increasing total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

F.  Futures Contracts — Certain Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

G.  Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid
Value and Asset Allocation	Quarterly	Quarterly	Annually	Annually
Growth, MidCap Growth and International Equity	Annually	Annually	Annually	Annually
Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average daily net assets.

I.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The amount of these income distributions to shareholders, which are calculated in accordance with relevant tax requirements, can often differ from the amounts of the Funds’ net investment income for financial reporting purposes, which is calculated in accordance with U.S. generally accepted accounting principles.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from U.S. generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.

In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions are deemed a return of capital and is generally not taxable to shareholders.

J.  Redemption Fees — If Institutional shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2% may be assessed on the proceeds of the transaction. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Redemption fees are reimbursed to the Fund and are reflected on the Statement of Changes in Net Assets as a reduction in share redemptions.

3. AGREEMENTS

A. Advisory Agreements

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”), a subsidiary of Commerce Bank, N.A. (“Commerce Bank.”). Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended October 31, 2007, the Adviser had contractually agreed to waive a portion of its advisory fee for certain Funds. The contractual annual rate, effective annual rate and waiver rates, and amounts are listed on the following pages.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

3. AGREEMENTS (continued)

As authorized by the Advisory Agreement, the Adviser has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (the “Sub-Adviser”) whereby the Sub-Adviser manages the investment assets of the International Equity Fund.

As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee from the Adviser at the following annual rates:

Average Daily Net Assets	Annual Rate
First $25 million	0.80%
Next $25 million	0.65%
Next $50 million	0.55%
Next $100 million	0.45%
Over $200 million	0.40%

B. Administrator Agreements

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), and Commerce, serve as Co-Administrators of the Trust pursuant to a Co-Administration Agreement dated March 1, 2005, as amended. Under the Co-Administration Agreement, GSAM and Commerce administer the Trust’s business affairs. As compensation for the services rendered under the Co-Administration Agreement, GSAM and Commerce are entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. Pursuant to the Co-Administration Agreement, the Funds will pay an aggregate administrative fee at the annual rate of 0.15%, allocated as follows: (1) for each Fund, GSAM is entitled to receive 0.03% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive 0.12% of each Fund’s average daily net assets other than for the Asset Allocation fund for which it waives 0.07% and receives 0.05%.

C. Other Agreements

For the year ended October 31, 2007, the Adviser agreed to waive fees and/or reimburse expenses (excluding interest, taxes and extraordinary expenses exclusive of any custody expense reductions) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.20%, 1.23%, 1.72%, 0.88%, 0.68%, 0.70%, 0.70% and 0.70% of the average net assets of the of the Growth, Value, MidCap Growth, International Equity, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. In addition, the Adviser has agreed to contractually waive its management fee during the year ended October 31, 2007, so that such fees did not exceed 0.97% of average daily net assets of the International Equity Fund. The Adviser has agreed to contractually reduce or limit total fund operating expense to 0.35% of the average daily net assets of the Asset Allocation Fund, excluding underlying fund expenses. Prior to March 1, 2007, the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds expense limitations were 0.65% and 0.65%, respectively. In addition, the Funds are not obligated to reimburse the Adviser for prior fiscal year expense reimbursements, if any. Such expense reimbursements, if any, are computed daily and paid monthly.

COMMERCE FUNDS

3. AGREEMENTS (continued)

In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. For the year ended October 31, 2007, a summary of the Advisory fees, Administration fees, associated waivers, expense reimbursements and custody credits are as follows:

	Advisory Fees				Administration Fees
	Contractual Annual Rate	Effective Annual Rate	Waiver		Contractual Annual Rate	Effective Annual Rate	Waiver		Expense Reimbursements	Custody Credits	Total Expense Reduction
Fund			Rate	Amount			Rate	Amount
Growth	0.75%	0.75%	—%	$—	0.15%	0.15%	—%	$—	$11,787	$1,622	$13,409
Value	0.75	0.75	—	—	0.15	0.15	—	—	—	595	595
MidCap Growth	0.75	0.75	—	—	0.15	0.15	—	—	—	744	744
International Equity	1.50	0.97	0.53	488,880	0.15	0.15	—	—	—	677	489,557
Asset Allocation	0.20	—	0.20	35,671	0.15	0.08	0.07	12,485	86,873	—	135,029
Bond	0.50	0.50	—	—	0.15	0.15	—	—	—	9,292	9,292
Short-Term Government	0.50	0.50	—	—	0.15	0.15	—	—	245,857	1,435	247,292
National Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.15	—	—	191,241	759	192,000
Missouri Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.15	—	—	214,649	980	215,629
Kansas Tax-Free Intermediate Bond	0.50	0.50	—	—	0.15	0.15	—	—	160,339	104	160,443

Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. For the year ended October 31, 2007, Commerce Bank has retained approximately $742,800 in shareholder servicing fees.

4. OTHER TRANSACTIONS WITH RELATED PARTIES

Certain Trustees participate in a Deferred Compensation Plan, as amended and restated (the “Plan”), which allows eligible non-affiliated Trustees as described in the Plan to defer the receipt of all or a portion of the Trustees’ fees payable. Under the Plan, such Trustees have deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more Funds of the Trust. All amounts payable to the Trustees under the Plan are accrued at least quarterly and determined based on the performance of such investments.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities and of the Underlying Funds (for the Asset Allocation Fund) for the year ended October 31, 2007, were as follows:

Fund	Purchase of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)
Growth	$—	$163,137,000	$—	$141,062,934
Value	—	85,419,124	—	72,306,126
MidCap Growth	—	65,055,141	—	67,399,606
International Equity	—	59,101,952	—	56,561,087
Asset Allocation	—	7,443,909	—	6,743,615
Bond	45,943,428	101,329,205	65,874,118	57,513,852
Short-Term Government	14,426,999	1,581,201	36,782,796	—
National Tax-Free Intermediate Bond	—	62,207,864	—	71,440,014
Missouri Tax-Free Intermediate Bond	—	32,056,537	—	41,190,325
Kansas Tax-Free Intermediate Bond	—	13,107,196	—	11,749,052

For the year ended October 31, 2007, Goldman Sachs received approximately $6,315 of brokerage commissions earned from portfolio transactions, including futures transactions, executed on behalf of the International Equity Fund.

6. CONCENTRATION OF RISK

As a result of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ (each a “Tax-Free Fund” and collectively the “Tax-Free Funds”) ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in municipal securities issued by or on behalf of the states, the District of Columbia or the U.S. Government, and their respective authorities, agencies, instrumentalities and political sub-divisions, the income from which is exempt from regular federal income and federal alternative minimum taxes. The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas state taxes, respectively. Alternatively, at least 80% of the Tax-Free Funds’ distributed income must be exempt from such taxes.

COMMERCE FUNDS

6. CONCENTRATION OF RISK (continued)

For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

The International Equity Fund may invest a portion of its assets in emerging markets. Emerging markets securities may be more volatile than securities from more developed countries. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

The investments of the Asset Allocation Fund are concentrated in Underlying Funds and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it.

The investments of the Growth and MidCap Growth Funds may be concentrated in securities of technology companies. At times, securities of technology companies may experience significant price fluctuations.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$253,032	$2,933,273	$—	$800,536	$325,062
Tax-exempt income	—	—	—	—	—
Net long Term capital gains	—	8,517,213	118,142	2,972,277	1,416,212

Total taxable distributions	$253,032	$11,450,486	$118,142	$3,772,813	$1,741,274
The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:
	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Distributions paid from:
Ordinary income	$780,687	$1,453,318	$—	$671,793	$525,721
Tax-exempt income	—	—	—	—	—
Net long-Term capital gains	—	433,523	—	—	1,826,052

Total taxable distributions	$780,687	$1,886,841	$—	$671,793	$2,351,773
As of October 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:
	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Undistributed ordinary income — net	$304,285	$2,353,550	$—	$1,568,176	$113,669
Undistributed tax-exempt income	—	—	—	—	—
Undistributed long-term capital gains	2,209,351	11,501,645	7,205,775	9,846,244	893,864

Total undistributed earnings	$2,513,636	$13,855,195	$7,205,775	$11,414,420	$1,007,533
Capital loss carryforward	—	—	—	—	—
Timing differences (dividends payable, deferred compensation)	(6,308)	(10,430)	(7,552)	(7,036)	(672)
Unrealized gains (losses) — net	36,984,466	18,055,848	17,434,635	24,791,627	1,812,745

Total accumulated earnings (losses) — net	$39,491,794	$31,900,613	$24,632,858	$36,199,011	$2,819,606

COMMERCE FUNDS

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$25,375,444	$4,809,455	$48,284	$29,076	$58,108
—	—	5,609,033	5,755,044	2,393,310
—	—	380,140	134,397	179,033

$25,375,444	$4,809,455	$6,037,457	$5,918,517	$2,630,451

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$26,177,472	$6,036,549	$171,083	$50,266	$104,044
—	—	5,991,382	6,564,331	2,554,703
—	—	851,443	540,486	88,511

$26,177,472	$6,036,549	$7,013,908	$7,155,083	$2,747,258

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$1,140,910	$269,375	$—	$—	$—
—	—	436,984	351,837	110,916
—	—	382,377	645,318	203,191

$1,140,910	$269,375	$819,361	$997,155	$314,107
(16,415,918)	(13,957,331)	—	—	—
(1,710,027)	(259,725)	(440,791)	(444,145)	(189,032)
1,888,823	(927,775)	2,886,003	2,774,405	1,015,421

$(15,096,212)	$(14,875,456)	$3,264,573	$3,327,415	$1,140,496

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

7. TAX INFORMATION (continued)

	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Capital loss carryforward:(a)
Expiring 2008	$—	$—	$—	$—	$—
Expiring 2010	—	—	—	—	—
Expiring 2011	—	—	—	—	—
Expiring 2012	—	—	—	—	—
Expiring 2013	—	—	—	—	—
Expiring 2014	—	—	—	—	—
Expiring 2015	—	—	—	—	—

Total	$—	$—	$—	$—	$—

(a)	Expiration occurs on October 31 of the year indicated. The Growth and Bond Funds utilized $18,454,089 and $4,651,570, respectively, of capital losses in the current fiscal year.

At October 31, 2007, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:
	Growth	Value	MidCap Growth	International Equity	Asset Allocation
Tax cost	$184,828,121	$123,651,101	$83,606,653	$81,426,512	$16,969,185

Gross unrealized gain	40,021,016	23,361,639	19,820,529	26,579,785	1,928,854
Gross unrealized loss	(3,036,550)	(5,305,791)	(2,385,894)	(1,815,935)	(116,109)

Net unrealized security gain (loss)	$36,984,466	$18,055,848	$17,434,635	$24,763,850	$1,812,745

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, differing treatment of accretion of market discount and premium amortization, differences related to the tax treatment of passive foreign investment companies, and return of capital distributions from underlying fund investments.

COMMERCE FUNDS

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

$—	$(1,045,396)	$—	$—	$—
(5,986,769)	(679,994)	—	—	—
—	(2,174,462)	—	—	—
(6,311,963)	(3,771,248)	—	—	—
(540,238)	(2,538,488)	—	—	—
(3,576,948)	(2,653,199)	—	—	—
—	(1,094,544)	—	—	—

$(16,415,918)	$(13,957,331)	$—	$—	$—

Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
$535,356,981	$87,893,065	$141,630,236	$144,759,728	$69,885,855

8,728,329	1,074,956	3,128,227	3,008,206	1,116,158
(6,839,506)	(2,002,731)	(242,224)	(233,801)	(100,737)

$1,888,823	$(927,775)	$2,886,003	$2,774,405	$1,015,421

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of market discount accretion and premium amortization, Passive Foreign Investment Company investments, distributions from underlying fund investments, foreign currency transactions and net operating losses.

Fund	Paid-in Capital	Accumulated net realized gain (loss)	Accumulated undistributed net investment income (loss)
Commerce Value	$—	$610	$(610)
Commerce MidCap Growth	(317,907)	—	317,907
Commerce International Equity	—	(281,530)	281,530
Commerce Asset Allocation	—	(47,282)	47,282
Commerce Bond	—	(1,654,676)	1,654,676
Commerce Short-Term Government	—	(706,110)	706,110
Commerce National Tax-Free Intermediated Bond	50,408	(41,250)	(9,158)
Commerce Missouri Tax-Free Intermediate Bond	110,670	16,745	(127,415)
Commerce Kansas Tax-Free Intermediate Bond	71,513	—	(71,513)

COMMERCE FUNDS

8. OTHER MATTERS

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate the impact of FIN 48, if any, in their April 30, 2008 semiannual report. The investment adviser does not expect FIN 48 to have a material effect on the Funds’ financial statements. However, an analysis is on-going, and the assessment regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

9. SUBSEQUENT EVENT

Fund Liquidation — At a meeting held on November 7, 2007, the Board of Trustees of the Trust approved a proposal to liquidate the Commerce Asset Allocation Fund pursuant to a board-approved Plan of Liquidation. It is expected that the Fund will be liquidated in February 2008.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth Fund		Value Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2007
Institutional Shares
Shares sold	2,796,852	$74,752,676	1,771,782	$50,854,623
Reinvestment of dividends and distributions	5,455	141,399	269,461	7,537,407
Shares repurchased	(1,926,753)	(52,247,077)	(1,253,164)	(36,381,363)
NET INCREASE (DECREASE)	875,554	$22,646,998	788,079	$22,010,667

For the Year Ended October 31, 2006
Institutional Shares
Shares sold	1,623,689	$39,506,771	651,466	$17,831,642
Reinvestment of dividends and distributions	22,225	530,079	31,696	844,739
Shares repurchased	(1,666,117)	(39,822,524)	(1,093,637)	(29,654,384)
Shares converted from Service to Institutional	141,359	8,402,420	18,744	418,318

	121,156	8,616,746	(391,731)	(10,559,685)
Service Shares(a)
Shares sold	1,122	26,030	151	3,905
Reinvestment of dividends and distributions	387	9,053	113	2,945
Shares repurchased	(27,973)	(654,734)	(701)	(18,247)
Shares converted from Service to Institutional	(141,359)	(8,402,420)	(18,744)	(418,318)

	(167,823)	(9,022,071)	(19,181)	(429,715)
NET INCREASE (DECREASE)	(46,667)	$(405,325)	(410,912)	$(10,989,400)

(a)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

COMMERCE FUNDS

MidCap Growth Fund		International Equity Fund		Asset Allocation Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars

613,095	$21,843,472	740,931	$21,864,598	146,867	$2,986,067
2,239	78,038	66,715	1,823,992	86,894	1,709,504
(680,198)	(24,600,614)	(625,537)	(18,235,135)	(152,725)	(3,066,534)
(64,864)	$(2,679,104)	182,109	$5,453,455	81,036	$1,629,037

700,340	$22,534,967	538,257	$13,600,490	157,262	$3,166,146
—	—	6,779	159,594	113,584	2,230,887
(649,500)	(20,466,609)	(870,640)	(21,503,148)	(258,959)	(5,291,871)
36,705	2,072,920	11,217	293,822	18,315	322,490
87,545	4,141,278	(314,387)	(7,449,242)	30,202	427,652

275	8,019	139	3,116	49	1,058
—	—	105	2,443	2,417	47,354
(7,334)	(220,489)	(7,158)	(168,248)	(1,194)	(23,610)
(36,705)	(2,072,920)	(11,217)	(293,822)	(18,315)	(322,490)
(43,764)	(2,285,390)	(18,131)	(456,511)	(17,043)	(297,688)
43,781	$1,855,888	(332,518)	$(7,905,753)	13,159	$129,964

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2007

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Bond Fund		Short-Term Government Fund
	Shares	Dollars	Shares	Dollars
For the Year Ended October 31, 2007
Institutional Shares
Shares sold	4,733,151	$85,896,603	578,354	$10,144,361
Reinvestment of dividends and distributions	309,900	5,642,075	60,646	1,064,372
Shares repurchased	(6,114,399)	(111,073,079)	(3,081,404)	(53,988,656)
NET INCREASE (DECREASE)	(1,071,348)	$(19,534,401)	(2,442,404)	$(42,779,923)

For the Year Ended October 31, 2006
Institutional Shares
Shares sold	5,585,436	$100,424,470	1,394,405	$24,409,595
Reinvestment of dividends and distributions	325,870	5,846,986	78,619	1,374,476
Shares repurchased	(7,055,653)	(126,589,263)	(3,041,620)	(53,206,221)
Shares converted from Service to Institutional	20,429	434,076	25,581	572,448

	(1,123,918)	(19,883,731)	(1,543,015)	(26,849,702)
Service Shares(a)
Shares sold	4,339	78,873	1,596	28,065
Reinvestment of dividends and distributions	340	6,178	253	4,438
Shares repurchased	(43,946)	(801,037)	(41,053)	(721,770)
Shares converted from Service to Institutional	(20,429)	(434,076)	(25,581)	(572,448)

	(59,696)	(1,150,062)	(64,785)	(1,261,715)
NET (DECREASE)	(1,183,614)	$(21,033,793)	(1,607,800)	$(28,111,417)

(a)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

COMMERCE FUNDS

National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
Shares	Dollars	Shares	Dollars	Shares	Dollars

1,051,607	$19,833,851	1,328,921	$24,990,291	665,227	$12,245,734
24,648	466,161	18,232	347,550	14,314	267,054
(1,450,344)	(27,399,340)	(1,822,242)	(34,667,601)	(629,614)	(11,742,729)
(374,089)	$(7,099,328)	(475,089)	$(9,329,760)	49,927	$770,059

1,433,749	$27,158,319	1,689,507	$32,321,736	766,511	$14,297,601
22,329	423,014	30,658	585,726	8,296	154,849
(1,910,585)	(36,183,894)	(2,426,189)	(46,321,144)	(829,566)	(15,490,619)
66	1,199	40,205	784,262	99,517	1,860,924
(454,441)	(8,601,362)	(665,819)	(12,629,420)	44,758	822,755

—	—	—	—	—	—
1	19	131	2,515	710	13,320
(4)	(82)	(4)	(82)	(23,544)	(441,980)
(66)	(1,199)	(40,205)	(784,262)	(99,517)	(1,860,924)
(69)	(1,262)	(40,078)	(781,829)	(122,351)	(2,289,584)
(454,510)	$(8,602,624)	(705,897)	$(13,411,249)	(77,593)	$(1,466,829)

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
GROWTH FUND
For the Years Ended October 31,
2007—Institutional	$25.56	$0.04	$3.55	$3.59	$(0.04)	$—	$(0.04)
2006—Institutional(d)	22.56	0.04	3.08	3.12	(0.12)	—	(0.12)
2005—Institutional	20.82	0.14 (c)	1.63	1.77	(0.03)	—	(0.03)
2004—Institutional	20.50	(0.07)	0.39	0.32	—	—	—
2003—Institutional	17.52	(0.04)	3.02	2.98	—	—	—

VALUE FUND
For the Years Ended October 31,
2007—Institutional	$29.53	$0.36	$1.90	$2.26	$(0.36)	$(2.41)	$(2.77)
2006—Institutional(d)	24.96	0.35	4.66	5.01	(0.34)	(0.10)	(0.44)
2005—Institutional	22.70	0.27	2.28	2.55	(0.29)	—	(0.29)
2004—Institutional	20.92	0.22	1.78	2.00	(0.22)	—	(0.22)
2003—Institutional	18.07	0.25	2.84	3.09	(0.24)	—	(0.24)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

(c)	Reflects income recognized from a special dividend which amounted to $0.14 per share and 0.62% of average net assets.

(d)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

84	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$29.11	14.04%	$223,441	1.13%	0.15%	1.14%	0.14%	70%
25.56	13.86	173,813	1.13	0.16	1.18	0.11	47
22.56	8.52	150,676	1.13	0.64 (c)	1.23	0.54 (c)	40
20.82	1.56	170,513	1.13	(0.35)	1.15	(0.37)	41
20.50	17.01	204,539	1.12	(0.24)	1.14	(0.26)	60

$29.02	8.11%	$141,455	1.13%	1.25%	1.13%	1.25%	55%
29.53	20.29	120,685	1.18	1.28	1.18	1.28	49
24.96	11.26	111,761	1.18	1.12	1.19	1.11	37
22.70	9.61	108,775	1.14	1.00	1.16	0.98	81
20.92	17.29	122,881	1.12	1.31	1.14	1.29	76

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
MIDCAP GROWTH FUND
For the Years Ended October 31,
2007—Institutional	$33.61	$(0.11)	$4.14	$4.03	$—	$(0.04)	$(0.04)
2006—Institutional(c)	28.45	(0.11)	5.27	5.16	—	—	—
2005—Institutional	24.72	(0.14)	3.87	3.73	—	—	—
2004—Institutional	23.61	(0.14)	1.25	1.11	—	—	—
2003—Institutional	18.44	(0.14)	5.31	5.17	—	—	—

INTERNATIONAL EQUITY FUND
For the Years Ended October 31,
2007—Institutional	$27.26	$0.33	$6.96	$7.29	$(0.26)	$(0.98)	$(1.24)
2006—Institutional(c)	21.80	0.13	5.54	5.67	(0.21)	—	(0.21)
2005—Institutional	19.18	0.19	2.72	2.91	(0.29)	—	(0.29)
2004—Institutional	16.86	0.21	2.36	2.57	(0.25)	—	(0.25)
2003—Institutional	14.61	0.23	2.08	2.31	(0.06)	—	(0.06)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

(c)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

86	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$37.60	12.01%	$100,357	1.18%	(0.32)%	1.18%	(0.32)%	65%
33.61	18.14	91,874	1.22	(0.35)	1.22	(0.35)	64
28.45	15.09	75,274	1.28	(0.54)	1.29	(0.55)	87
24.72	4.70	76,917	1.23	(0.57)	1.25	(0.59)	123
23.61	28.04	78,744	1.22	(0.70)	1.24	(0.72)	89

$33.31	27.75%	$107,226	1.57%	1.12%	2.10%	0.59%	62%
27.26	26.16	82,802	1.72	0.53	2.29	(0.04)	68
21.80	15.26	73,058	1.57	0.94	2.27	0.24	103
19.18	15.35	108,231	1.32	1.11	2.06	0.37	23
16.86	15.87	147,956	1.25	1.52	1.98	0.79	24

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
ASSET ALLOCATION FUND
For the Years Ended October 31,
2007—Institutional	$20.85	$0.37	$1.78	$2.15	$(0.35)	$(1.73)	$(2.08)
2006—Institutional(c)	21.38	0.49	2.07	2.56	(0.48)	(2.61)	(3.09)
2005—Institutional	21.01	0.34	1.41	1.75	(0.33)	(1.05)	(1.38)
2004—Institutional	20.42	0.36	0.95	1.31	(0.40)	(0.32)	(0.72)
2003—Institutional	18.48	0.39	1.94	2.33	(0.37)	(0.02)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

(c)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds.

88	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets(d)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$20.92	11.12%	$18,710	0.35%	1.83%	1.11%	1.08%	38%
20.85	13.19	16,958	0.35	2.42	0.98	1.79	55
21.38	8.56	16,747	0.35	1.62	1.15	0.82	39
21.01	6.57	18,726	0.35	1.75	1.07	1.03	34
20.42	12.72	20,801	0.35	2.07	2.29	0.13	47

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
BOND FUND
For the Years Ended October 31,
2007—Institutional	$18.12	$0.82	$0.31 (d)	$1.13	$(0.86)
2006—Institutional(c)	18.12	0.78	0.06	0.84	(0.84)
2005—Institutional	18.71	0.76	(0.49)	0.27	(0.86)
2004—Institutional	18.73	0.85	0.03	0.88	(0.90)
2003—Institutional	19.09	0.94	(0.24)	0.70	(1.06)

SHORT—TERM GOVERNMENT FUND
For the Years Ended October 31,
2007—Institutional	$17.56	$0.69	$0.16	$0.85	$(0.76)
2006—Institutional(c)	17.57	0.61	0.11	0.72	(0.73)
2005—Institutional	18.16	0.53	(0.42)	0.11	(0.70)
2004—Institutional	18.53	0.54	(0.18)	0.36	(0.73)
2003—Institutional	19.04	0.51	(0.22)	0.29	(0.80)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

(c)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

(d)	Reflects an increase of $0.19 per share and 1.06% of average net assets due in payments received for class action settlements received this year.

(e)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 5.31%.

(f)

Reflects an increase of 0.06% to total return and 0.04% of average net assets per share due to a payment made by the Trust’s Accounting Agent relating to a distribution in excess of net investment income.

90	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)		Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$18.39	6.37	%(e)	$537,430	0.82%	4.50%	0.82%	4.50%	23%
18.12	4.76		548,713	0.85	4.35	0.85	4.35	38
18.12	1.46	(f)	569,200	0.83	4.11 (f)	0.84	4.10 (f)	23
18.71	4.80		608,773	0.79	4.54	0.81	4.52	37
18.73	3.71		650,903	0.79	4.97	0.81	4.95	26

$17.65	4.97%		$87,511	0.68%	3.91%	0.90%	3.69%	15%
17.56	4.21		129,940	0.68	3.49	0.89	3.28	28
17.57	0.63		157,183	0.68	3.00	0.91	2.77	32
18.16	1.96		219,533	0.68	2.96	0.85	2.79	78
18.53	1.52		259,936	0.68	2.73	0.81	2.60	34

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2007—Institutional	$19.07	$0.71	$(0.19)	$0.52	$(0.71)	$(0.05)	$(0.76)
2006—Institutional(c)	19.05	0.72	0.13	0.85	(0.73)	(0.10)	(0.83)
2005—Institutional	19.59	0.72	(0.51)	0.21	(0.71)	(0.04)	(0.75)
2004—Institutional	19.74	0.71	0.17	0.88	(0.72)	(0.31)	(1.03)
2003—Institutional	19.68	0.73	0.22	0.95	(0.73)	(0.16)	(0.89)

MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2007—Institutional	$19.22	$0.71	$(0.19)	$0.52	$(0.71)	$(0.02)	$(0.73)
2006—Institutional(c)	19.19	0.74	0.10	0.84	(0.75)	(0.06)	(0.81)
2005—Institutional	19.83	0.74	(0.62)	0.12	(0.74)	(0.02)	(0.76)
2004—Institutional	19.73	0.72	0.14	0.86	(0.72)	(0.04)	(0.76)
2003—Institutional	19.68	0.72	0.15	0.87	(0.72)	(0.10)	(0.82)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.

(c)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

92	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$18.83	2.81%	$145,265	0.70%	3.78%	0.83%	3.65%	42%
19.07	4.57	154,304	0.70	3.80	0.88	3.62	42
19.05	1.09	162,792	0.70	3.71	0.87	3.54	48
19.59	4.56	169,217	0.70	3.67	0.84	3.53	33
19.74	4.88	175,427	0.70	3.69	0.82	3.57	57

$19.01	2.77%	$148,824	0.68%	3.74%	0.82%	3.60%	21%
19.22	4.48	159,628	0.65	3.87	0.88	3.64	15
19.19	0.61	172,124	0.65	3.77	0.87	3.55	19
19.83	4.44	179,089	0.65	3.65	0.83	3.47	13
19.73	4.50	183,240	0.65	3.64	0.81	3.48	16

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year—Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Years Ended October 31,
2007—Institutional	$18.78	$0.66	$(0.14)	$0.52	$(0.66)	$(0.06)	$(0.72)
2006—Institutional(c)	18.75	0.70	0.08	0.78	(0.70)	(0.05)	(0.75)
2005—Institutional	19.33	0.69	(0.56)	0.13	(0.69)	(0.02)	(0.71)
2004—Institutional	19.19	0.68	0.17	0.85	(0.68)	(0.03)	(0.71)
2003—Institutional	19.03	0.67	0.18	0.85	(0.66)	(0.03)	(0.69)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.

(c)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

94	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$18.58	2.82%	$69,270	0.68%	3.55%	0.92%	3.31%	18%
18.78	4.28	69,075	0.65	3.75	0.98	3.42	33
18.75	0.68	68,128	0.65	3.64	1.00	3.29	13
19.33	4.54	68,940	0.65	3.56	0.93	3.28	8
19.19	4.52	69,150	0.65	3.47	0.90	3.22	10

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of the Commerce Funds, (collectively, “The Commerce Funds”), including the schedule of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Commerce Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2007

COMMERCE FUNDS

Fund Expenses (Unaudited) – Six Months Ended October 31, 2007

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, redemption fees (with respect to the International Equity Fund); and (2) ongoing costs, including management fees; shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 through October 31, 2007.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees in Institutional Shares of the International Equity Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/07	Ending Account Value 10/31/07		Expenses Paid for the 6 months ended 10/31/07*	Beginning Account Value 5/1/07	Ending Account Value 10/31/07		Expenses Paid for the 6 months ended 10/31/07*	Beginning Account Value 5/1/07	Ending Account Value 10/31/07		Expenses Paid for the 6 months ended 10/31/07*	Beginning Account Value 5/1/07	Ending Account Value 10/3107		Expenses Paid for the 6 months ended 10/31/07*
	Growth Fund				Value Fund				MidCap Growth Fund				International Equity Fund
Institutional
Actual	$1,000.00	$1,071.40		$5.90	$1,000.00	$1,006.30		$5.63	$1,000.00	$1,032.10		$6.01	$1,000.00	$1,115.90		$8.00
Hypothetical 5% return	1,000.00	1,019.51	+	5.75	1,000.00	1,019.59	+	5.67	1,000.00	1,019.29	+	5.97	1,000.00	1,017.64	+	7.63
	Asset Allocation Fund				Bond Fund				Short-Term Government Fund				National Tax-Free Intermediate Bond Fund
Institutional
Actual	$1,000.00	$1,042.40		1.80	$1,000.00	$1,028.70		4.10	$1,000.00	$1,026.20		3.46	$1,000.00	$1,015.50		3.55
Hypothetical 5% return	1,000.00	1,023.44	+	1.79	1,000.00	1,021.17	+	4.08	1,000.00	1,021.79	+	3.46	1,000.00	1,021.68	+	3.56
	Missouri Tax-Free Intermediate Bond Fund				Kansas Tax-Free Intermediate Bond Fund
Institutional
Actual	$1,000.00	$1,015.60		3.55	$1,000.00	$1,015.60		3.55
Hypothetical 5% return	1,000.00	1,021.68	+	3.56	1,000.00	1,021.68	+	3.56

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/07. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the year. The annualized net expense ratios for the period were as follows:

Fund		Fund
Growth	1.13%	Bond	0.80%
Value	1.11	Short-Term Government	0.68
MidCap Growth	1.17	National Tax-Free Intermediate Bond	0.70
International Equity	1.50	Missouri Tax-Free Intermediate Bond	0.70
Asset Allocation	0.35	Kansas Tax-Free Intermediate Bond	0.70

+	Hypothetical expenses are based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses.

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (“SAI”), which includes additional information about the Trustees, is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 75 years; or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	13 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	10	None

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	13 years	Professor and Senior Fellow, Spiro Center for Entrepreneurial Leadership, Clemson University, since 2004. Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, July 1996 to July 2004.	10	Director, Great Plains Energy since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	4 years	Retired. Former Partner and Managing Partner of KPMG LLP.	10	Garmin Ltd. (aviation and consumer technology) since 2004; NPC International Inc. (franchisee of Pizza Hut restaurants and carryout/delivery facilities) since 2006.

COMMERCE FUNDS

Interested Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
*Martin E. Galt III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	4 years	Chairman, The Commerce Trust Company, September, 2004 to present. President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a NationsBank), 1997 to 2000.	10	None

*	Mr. Galt is an interested person of the Trust because he is Chairman of The Commerce Trust Company, an affiliate of the Adviser.

(1)	The “Fund Complex” consists of the Trust.

(2)

Directorships of companies required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	President	5 years	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	7 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds, since December 1998. Vice President of Fund Accounting, UMB Bank, 1996 to 1998.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/8/77	Chief Compliance Officer and Anti-Money Laundering Officer	9 months	Chief Compliance Officer of the Trust, since 2007. Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007. Senior Audit Analyst, Commerce Bank, N.A., September 2001 to January 2007.

Scott McHugh Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/13/71	Treasurer	3 months

Vice President, Goldman Sachs Asset Management, Global Products Services Group, since February 2007. Director, DWS Scudder, 2005 to February 2007. Assistant Treasurer DWS Scudder Funds, 2005 to February 2007. Vice President, DWS Scudder, 2002 to 2005.

COMMERCE FUNDS

Trustees and Officers (Unaudited) (continued)

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter W. Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Chief Accounting Officer	3 months	Vice President, Goldman, Sachs & Co., since July 2000. Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000. Vice President/Accounting Manager, Prudential Investment Fund Management LLC, 1985 to 2000.

Philip V. Guica, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	8 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	4 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

George Djurasovic Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, NY 10004 DOB: 2/10/71	Assistant Secretary	2 years	Vice President and Associate General Counsel, Goldman Sachs & Co., since 2006. Vice President and Assistant General Counsel, Goldman Sachs & Co., 2005-2006. Senior Counsel TIAA-CREF, 2004-2005; Counsel 2000-2004.

COMMERCE FUNDS

The Commerce Funds

Growth Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, who may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors.

Value Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, who may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors.

MidCap Growth Fund:

The Fund invests in small- and mid-capitalization securities. Generally, smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. As a result, the securities of smaller and mid-sized companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic trading and price movements.

International Equity Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. In addition, the Fund’s foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuation and political development.

Asset Allocation Fund:

The ability of the Asset Allocation Fund to meet its objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those funds by the manager of the Asset Allocation Fund. An investment in the Asset Allocation Fund will involve not only the expenses of the Fund itself but a proportionate share of the expenses of the Underlying Funds (including operating costs and investment management fees). The cost of this type of investment may be higher than a mutual fund that invests only in stocks and bonds. The particular Underlying Funds in which the Fund may invest, the equity/fixed income targets and ranges, and the investments in each Underlying Fund may be changed from time to time without shareholder approval. An investment in the Commerce Asset Allocation Fund will be subject to the same risks as the underlying equity and fixed income funds in which the Fund invests. In particular, the Fund will be subject to the risk of declining stock prices, fluctuations in interest rates, and the potentially greater volatility of non-U.S. investments.

Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Mortgage-backed securities are subject to prepayment risks, which may result in greater share price volatility. Asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

COMMERCE FUNDS

The Commerce Funds

Short-Term Government Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

National Tax-Free Intermediate Bond Fund

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. The Fund’s investments may subject shareholders to the federal alternative minimum tax and state income taxes.

Missouri Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Missouri bonds. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. The Fund is non-diversified. Due to its concentration in Missouri issuers, the Fund may be subject to greater risks than a more diversified fund. In addition, a change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

Kansas Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. The Fund is non-diversified. Due to its concentration in Kansas issuers, the Fund may be subject to greater risks than a more diversified fund. In addition, a change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

COMMERCE FUNDS

Commerce Funds Tax Information (Unaudited)

For the year ended October 31, 2007, 100%, 87.46%, and 21.53% of the dividends paid from net investment company taxable income by the Growth, Value, and Asset Allocation Funds, respectively, qualify for the dividends received deduction available to corporations.

From distributions paid during the year ended October 31, 2007, the total amount of income received by the International Equity Fund from sources within foreign countries and possessions of the United States was $0.2559 per share, all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0545 per share. A separate notice containing the country-by-country components of these totals has been previously mailed to shareholders.

For the year ended October 31, 2007, the Growth, Value, and International Equity Funds designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003. For the year ended October 31, 2007, the Asset Allocation Fund designates 27.95% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Value, Mid Cap Growth, International Equity, Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds designate $8,517,213, $118,142, $2,972,277, $1,416,212, $380,140, $134,397, and $179,033, respectively, as capital gain dividends paid during the year ended October 31, 2007.

During the year ended October 31, 2007, 99.15%, 99.50%, and 98.76%, of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

On November 5, 2007, the United States Supreme Court heard oral argument in Department of Revenue of Kentucky v. Davis. The Davis case presents the question of whether a state violates the dormant Commerce Clause by providing an exemption from its income tax for interest income derived from bonds issued by the state and its political subdivisions, while treating interest income derived from bonds issued by other states and their political subdivisions as taxable. If the U.S. Supreme Court finds that such an exemption is unconstitutional, then states may be required to accord equal income tax treatment to all municipal bond interest. While it is impossible to predict the consequences of such an outcome, they may include adverse effects on the net asset values of the shares, and/or on the tax treatment of the distributions, of some or all single-state municipal bond funds, including the Kansas Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds.

During the year ended October 31, 2007, 100% of the distributions paid from net investment company taxable income by the Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax- Free Intermediate Bond Funds, respectively, are designated as either interest-related dividends or short-term capital gain dividends pursuant to section 871(k) of the Internal Revenue Code. In addition, the Value and Asset Allocation Funds designate $1,254,183 and $12,963, respectively, as short-term capital gain dividends pursuant to section 871(k) of the Internal Revenue Code.

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INVESTMENT ADVISER	DISTRIBUTOR
AND CO-ADMINISTRATOR	Goldman, Sachs & Co.
Commerce Investment Advisors, Inc.	32 Old Slip
922 Walnut Street	New York, New York 10005
4th Floor
Kansas City, Missouri 64106	CO-ADMINISTRATOR
Goldman Sachs Asset Management
INVESTMENT SUB-ADVISER,	32 Old Slip
INTERNATIONAL EQUITY FUND	New York, New York 10005
AllianceBernstein, L.P.
1345 Avenue of the Americas	INDEPENDENT REGISTERED
New York, New York 10105	PUBLIC ACCOUNTING FIRM
KPMG LLP
CUSTODIAN/ACCOUNTING AGENT	99 High Street
State Street Bank & Trust Company	Boston, Massachusetts 02110
225 Franklin Street
Boston, Massachusetts 02110	LEGAL COUNSEL
Drinker Biddle & Reath LLP
TRANSFER AGENT	One Logan Square
Boston Financial Data Services, Inc.	18th and Cherry Streets
330 W. 9th	Philadelphia, Pennsylvania 19103-6996
3rd Floor
Kansas City, Missouri 64105

This Annual Report contains facts concerning The Commerce Funds’ objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

The Commerce Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Commerce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without change, upon request by calling 1-800-995-6365 and (ii) on the SEC’s website at http://www.sec.gov.

This report is not authorized for distribution to prospective investors unless preceeded or accompanied by a current prospectus, which contains, more complete information about the Commerce Funds’ investment policies, fees and expenses. Investors should read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

TRUSTEES

J. Eric Helsing, Chairman

David L. Bodde

Martin E. Galt III

Charles W. Peffer

OFFICERS

Larry Franklin, President

William Schuetter, Vice President

Angela Dew, Chief Compliance Officer

Peter W. Fortner, Chief Accounting Officer

Scott McHugh, Treasurer

Philip V. Giuca Jr., Assistant Treasurer

Diana E. McCarthy, Secretary

George Djurasovic, Assistant Secretary

922 Walnut

Fourth Floor

Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041

12/07

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics, the Code of Conduct for Senior Officers, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Code of Conduct for Senior Officers is incorporated by reference to Exhibit 1l(a)(l) of registrant’s Form N-CSR filed on January 7, 2005 (Accession numbers 0001193125-05-003055).

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Charles W. Peffer is the “audit committee financial expert” and is “independent” (as each of these terms is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $134,550 and $134,550 for fiscal years ended October 31, 2007 and 2006, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $39,490 and $39,490 for the fiscal years ended October 31, 2007 and 2006, respectively. Tax fees for the fiscal year ended October 31, 2007 consist of tax compliance services rendered to the registrant. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $7,500 and $0 for the fiscal years ended October 31, 2007 and 2006, respectively. Other fees for the fiscal year ended October 31, 2007 consist of professional services rendered to the registrant in connection with bond amortization.

(e)(l) Pursuant to a Board resolution adopted on February 10, 2004, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall be pre-approved either: (a) by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant’s designated Audit Committee Financial Expert, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $266,672 and $429,940 for the fiscal years ended October 31, 2007 and 2006, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	The Commerce Funds’ Code of Conduct for Senior Officers is incorporated by reference to Exhibit 1l(a)(l) of the registrant’s Form N-CSR filed on January 7, 2005 (Accession Number 0001193125-05-003055).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Bill Schuetter
Bill Schuetter
Acting Chief Executive Officer
January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Bill Schuetter
Bill Schuetter
Acting Chief Executive Officer
The Commerce Funds
January 7, 2008

/s/ Peter Fortner
Peter Fortner
Principal Accounting and Financial Officer
The Commerce Funds
January 7, 2008